UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06526

The Boston Trust & Walden Funds
(Exact name of registrant as specified in charter)

One Beacon Street, Boston MA			02108
(Address of principal executive offices)			(Zip code)

4400 Easton Commons, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-282-8782

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1. Reports to Stockholders.

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Annual Report December 31, 2016

Table of Contents

Economic and Market Summary	3

Boston Trust Asset Management Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	12
Financial Statements	14
Financial Highlights	16

Boston Trust Equity Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	17
Financial Statements	18
Financial Highlights	20

Boston Trust Midcap Fund
Manager Commentary	6
Investment Performance	7
Schedule of Portfolio Investments	21
Financial Statements	22
Financial Highlights	24

Boston Trust SMID Cap Fund
Manager Commentary	8
Investment Performance	9
Schedule of Portfolio Investments	25
Financial Statements	26
Financial Highlights	28

Boston Trust Small Cap Fund
Manager Commentary	10
Investment Performance	11
Schedule of Portfolio Investments	29
Financial Statements	30
Financial Highlights	32

Environmental, Social and Governance Research and Engagement Update	34

Walden Asset Management Fund
Manager Commentary	38
Investment Performance	39
Schedule of Portfolio Investments	48
Financial Statements	50
Financial Highlights	52

Walden Equity Fund
Manager Commentary	38
Investment Performance	39
Schedule of Portfolio Investments	53
Financial Statements	55
Financial Highlights	56

Walden Midcap Fund
Manager Commentary	40
Investment Performance	41
Schedule of Portfolio Investments	57
Financial Statements	58
Financial Highlights	60

Walden SMID Cap Fund
Manager Commentary	42
Investment Performance	43
Schedule of Portfolio Investments	61
Financial Statements	62
Financial Highlights	64

Walden Small Cap Fund
Manager Commentary	44
Investment Performance	45
Schedule of Portfolio Investments	65
Financial Statements	66
Financial Highlights	68

Walden International Equity Fund
Manager Commentary	46
Investment Performance	47
Schedule of Portfolio Investments	69
Financial Statements	71
Financial Highlights	73

Notes to Financial Statements	74
Report of Independent Public Accounting Firm	82
Supplementary Information	83
Investment Adviser Contract Approval	88
Information About Trustees and Officers	90

Boston Trust Investment Management, Inc. (BTIM), a subsidiary of Boston Trust & Investment Management Company, serves as investment adviser (the Adviser) to the Boston Trust & Walden Funds and receives a fee for its services. Walden Asset Management (Walden), a division of Boston Trust & Investment Management Company, performs shareholder advocacy, proxy voting, screening services, and other environmental, social and governance initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by BTIM or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by BHIL Distributors, LLC. Member FINRA/SIPC.

The foregoing information and opinions are for general information only. Boston Trust & Walden Funds and BTIM do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice. Portfolio composition is as of December 31, 2016 and is subject to change without notice.

The Boston Trust & Walden Funds may invest in foreign securities, which may involve risk not typically associated with U.S. investments.

To reduce expenses, we may only mail one copy of the Fund’s shareholder updates, such as prospectus, annual report, semi-annual report, to those addresses shared by two or more accounts. If you are a direct shareholder and wish to receive individual copies of these documents, please call us at 800-282-8782; 7050. If you are not a direct shareholder, please contact your financial institution to opt out of householding. We will begin sending you individual copies thirty days after receiving your request.

Photography credits:

• Cover: Bruce Field • Pages 1, 7, 41, 45 and 47: Jim Gallagher • Pages 5, 9, and 43: Rebecca Monette • Pages 11 and 39: Janet C. Dygert

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The Boston Trust & Walden Funds A Registered Investment Company

Boston Trust and Walden Funds	Domenic Colasacco, CFA
Economic and Market Summary	Portfolio Manager and President
(Unaudited)	Boston Trust Investment Management, Inc.

For the nine month fiscal period ended December 31, 2016, the S&P 500 Index posted a total return of 10.47%; the calendar 2016 return for the Index was 11.96%. The vast majority of other domestic indices were also in positive territory for both periods, while bond and international returns (in dollar terms) were mixed, but generally lower.

When we look back at calendar 2016 stock and bond market performance a few years from now, it may be difficult to recall that the year was far more volatile than suggested by the comparatively benign final returns. Even now, it is hard to recall that the positive performance came after a volatile first quarter of calendar 2016 in which aggregate stock values fell by about 10% during the first six weeks of the year. The concern at the time was that lower commodity values would devastate many emerging economy countries dependent on raw material exports, and hurt certain financial companies that had extended too much credit to the energy sector here in the United States. Stock prices fully recovered by the end of the first quarter, though, helped by a partial rebound in oil prices. For the most part, there were few economic surprises through the balance of the year. Global gross domestic product (GDP)(1) growth advanced at an annual rate of roughly 2%, with minimal inflation in economically developed countries. Interest rates also remained at historically low levels for most of the year.

While the overall economy progressed roughly as anticipated during the last three quarters of 2016, two surprising political events each rattled investors for brief periods. The first was the so-called “Brexit” vote in Great Britain in June, which led to renewed fear about the long-term sustainability of the euro zone. Donald Trump’s victory in November was of course the other. We suspect the initial adverse stock market reaction to Trump’s win, which occurred primarily in the wee hours of November 9th as the election outcome became evident, may have been driven more by emotional political disappointment than economic analysis. That view is supported by the fact that, within days, even the most loyal, left-leaning economists conceded that Trump’s proposed core economic policies of lower personal and corporate tax rates and higher government spending are likely to benefit economic growth, at least for the next few years. Similarly, investors concluded that the policy initiatives also improved the outlook for corporate profits and thereby stock values.

We share much of this view that Keynesian economic policy will promote further gains in the economy. As investment managers, though, our key role in the year ahead will be to gain a clear understanding of the specific legislative proposals of the new Administration, and to assess whether the current investor optimism is justified or could eventually prove to be unwarranted for any number of potential reasons. The former is likely to support still higher stock values, while disappointment could easily lead to a complete retracement of recent stock price gains. At this time, we lean toward being hopeful that both GDP and corporate profit growth are likely to accelerate modestly from recent trends, without a substantial rise in inflation or interest rates. That combination should support a further rise in stock values.

In balancing risk and return considerations, we have not revised our now years-long conclusion that a diversified stock portfolio of well-situated companies with prudent business models and reasonable growth prospects remains the most attractive option among a series of lackluster investment choices.

(1) The Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

Boston Trust Asset Management Fund

Boston Trust Equity Fund

December 31, 2016

Domenic Colasacco, CFA

Portfolio Manager and President

Boston Trust Investment Management, Inc.

Asset Management Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Stocks, as measured by the S&P 500 Index, added another 10.47% of total return during the nine month period ended December 31, 2016, extending a rally that has lasted almost eight years and amassed gains of over 250% on a total return basis. While domestic stock indices registered double-digit gains over the fiscal period, U.S. bonds, as measured by the Bloomberg Barclays U.S. Government/Credit Index, were in slightly negative territory.

In diversified investment portfolios, lower bond prices offset part of the recent gains contributed by equity holdings. Moreover, those investors holding large amounts of global stocks did even worse than domestic portfolios given the lower U.S. Dollar based returns recorded by the primary euro zone and Japanese equity indices. For example, a portfolio holding an asset allocation blend of 40% in the S&P 500 Index, 20% EAFE Index(1) and 40% in Bloomberg Barclays Gov’t/Credit bonds only generated a gain of 4.91% during the three quarter fiscal period. We are pleased to report that Boston Trust Asset Management Fund’s results exceeded those achieved by such a typical, broadly diversified investment portfolio, returning 6.19% on a net basis for the period, a return that was supported primarily by our decision to keep the equity allocation near the upper-end of the usual 40% to 80% policy range. The Boston Trust Equity Fund posted a total, after-fee return of 8.82% for the nine month period, trailing the S&P 500’s return of 10.47%. For calendar year 2016, the Equity Fund’s 12.01% total net return was slightly higher than the S&P 500’s 11.96% return.

There were few economic surprises during the final three quarters of 2016. GDP growth, both globally and here in the United States, remained in a modest growth trend, with low inflation and interest rates. The key domestic economic reports included an unemployment rate that remained below 5%, continued job gains at an annual rate of close to two million, and further evidence that wages have begun to rise, particularly at lower income levels. The latter, along with continued comparatively low energy prices, supported gains in overall consumer spending and a modest increase in the savings rate, both of which bode well for further economic progress. With the notable exception of companies hurt by low energy prices, aggregate corporate profits have also remained in a positive, albeit modest, growth trend.

While economic reports were short of extraordinary, two political events rattled investors for discrete periods this year—the June UK referendum vote to leave the euro zone, and of course, the election of Donald Trump. Both events precipitated initially significant negative market reactions, followed by recoveries as investors digested the surprise and implications. Indeed, much of the wide disparity in stock and bond returns occurred since the US election in November. In recent weeks, there has also been unusually wide divergence in the performance of different equity sectors and individual stocks. Market values of companies in more stable parts of the economy such as utilities and consumer staples are generally flat to down. The best gains have been registered by stocks of companies most likely to benefit from a combination of faster economic growth and higher interest rates. These include most industrial companies and banks. Stocks of mostly domestic companies, many of which are comparatively small, have also performed exceptionally well, perhaps due to the expectation that such companies will be helped most if Trump’s proposal to lower corporate tax rates is enacted. Larger global companies already shield a greater proportion of their profits from taxes and stand to benefit less if tax rates are reduced. By policy, we keep both Funds’ equity holdings broadly diversified, but we had significant exposure to more economically sensitive companies which contributed positively to U.S. equity segment performance in the final weeks and months of the year.

Our core investment strategy views have not changed much for a few years. At year-end, 10-year US Treasury notes and 30-year maturity Treasury bonds had yields of roughly 2.5% and 3%, respectively. Both are higher than the levels of three and six months ago, but still quite low and not particularly attractive by historical standards. Aggregate stock values are also higher, but, in our opinion, still remain a better investment option than either bonds or near-zero yielding money market instruments over the next several years. Our view incorporates the fact that current stock price-to-earnings ratios(2) are above their historical average. Provided the economic environment does not deteriorate, however, we believe stock valuations will hold and perhaps expand in the years just ahead within an economic environment of gradual GDP growth. Flat to rising valuations would allow even modest growth in corporate profits to translate into mid-to-high single digit equity returns over the next three to five years, or much higher than available returns in bonds. Accordingly, unless there is a change in the generally favorable economic environment or stock/bond valuation relationship, we are likely to keep the Asset Management Fund’s equity allocation near the upper-end of the 40% to 80% policy range.*

*                 Portfolio composition is subject to change.

(1)         The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries* around the world, excluding the US and Canada. With 930 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

(2)         The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)

Boston Trust Asset Management Fund

Boston Trust Equity Fund

December 31, 2016

	For the period ended 12/31/16
	Aggregate	Annualized
					Since	Since
					Inception	Inception
	9 Months	1 Year	5 Years	10 Years	(12/1/95)	(10/1/03)
Boston Trust Asset Management Fund(1)	6.19%	9.59%	9.67%	6.86%	7.79%	—
Boston Trust Equity Fund(1)	8.82%	12.01%	11.71%	7.08%	—	7.79%
S&P 500 Index	10.47%	11.96%	14.66%	6.95%	8.41%	8.35%
Bloomberg Barclays U.S. Government/Credit Index	-0.41%	3.05%	2.29%	4.40%	5.25%	—
Citigroup 90-Day U.S. Treasury Bill Index	0.22%	0.27%	0.09%	0.73%	2.35%	—

Hypothetical Growth of a $100,000 Investment

The charts represent a 10-year hypothetical $100,000 investment in the Boston Trust Asset Management Fund and the Boston Trust Equity Fund, and represent the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Asset Management Fund is measured against a combination of equity and fixed income indices. The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market, includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Bloomberg Barclays U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (e.g., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Bloomberg Barclays U.S. Government/Credit Index is a component of the Bloomberg Barclays U.S. Aggregate Index. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The indices are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Boston Trust Asset Management Fund

Fund Net Asset Value:	$41.33
Gross Expense Ratio(1):	0.94%

Boston Trust Equity Fund

Fund Net Asset Value:	$20.09
Gross Expense Ratio(1):	0.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2016. The contractual fee limit under each Fund’s expense limitation agreement is 1.00% of each Fund’s average annual net assets, subject to certain limitations as described in each Fund’s prospectus. Please see each Fund’s most recent prospectus for details. Additional information pertaining to each Fund’s expense ratio as of December 31, 2016 can be found in the financial highlights included in this report.

Boston Trust Midcap Fund

December 31, 2016

Stephen J. Amyouny, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

The Boston Trust Midcap Fund posted a return of 7.29% for the nine month period ended December 31, 2016, trailing the benchmark Russell Midcap® Index return of 11.30%. For calendar year 2016, the Fund returned 12.13%, compared to its benchmark’s return of 13.80% for the same period. After experiencing a sharp decline in the early weeks of 2016, equities trended higher throughout most of the year, albeit in an uneven and at times volatile pattern. In particular, equities rallied sharply following the Presidential election as investors reacted favorably to the pro-growth initiatives proposed by the Trump administration; investors anticipate that these proposals, which include increased infrastructure spending, lower taxes, and less regulation, will positively impact corporate profits if enacted.

Performance varied widely among sectors and specific industries as investors attempted to position their portfolios to benefit from expected policy changes. For example, banks, which have suffered from sluggish economic growth and low interest rates, rose sharply on expectations for stronger growth, less regulation, and rising interest rates. The portfolio also benefitted from the strong performance of certain diversified financials companies, including capital markets participants. Industrial manufacturers, especially domestically-oriented companies that export goods to international markets, and energy companies also rallied following the election. Conversely, health care stocks generally declined due to heightened concerns over drug pricing as well as the potential repeal of the Affordable Care Act (aka Obamacare). Additionally, stocks of stable companies that have above-average dividend yields came under selling pressure; rising interest rates may reduce the appeal of these income-oriented investments for which valuations have been bid up during the recent low interest rate environment. These stocks include certain companies within the utilities, consumer staples, real estate, and telecom sectors.

During this nine month period, our analysis indicates that the stocks of higher quality, more reasonably-valued companies that we favor trailed the performance of the broader market. Detracting from performance of the Fund was our underrepresentation in energy and materials companies leveraged to oil and other commodity prices. These companies, many of which have histories of volatile earnings and cash flows as well as elevated financial leverage, performed exceptionally well as oil prices nearly doubled from the trough levels reached in mid-February. Semiconductor stocks, another volatile group of companies that we have historically avoided in the past, also performed very well throughout this period. On the positive side, Fund positions within the healthcare sector performed quite well as we avoided many of the worst performing segments of health care; e.g. biotechnology, specialty pharmaceuticals, and hospitals.

Outlook

As we enter 2017, despite the powerful stock market rally in 2016, there is considerable uncertainty about the priorities of the incoming presidential administration, the path of future Federal Reserve interest rate increases, and the health of the global economy outside the U.S. Policies related to corporate taxes and global trade have the potential to most significantly impact corporate profits. Accordingly, we will be closely monitoring any developments on these issues.

The Fund remains broadly diversified among higher quality companies that we believe have sustainable business models, attractive future prospects, and reasonable valuations. Over the last year, the valuation of mid-cap stocks has expanded by 16% based on operating earnings per share, and the index price-to-earnings(1) multiple on this metric is now 25x. We believe that the valuations of many stocks reflect overly optimistic expectations for future growth and/or the projected benefits from new tax and trade policies. The Fund by contrast is trading at less than 21x operating earnings, while portfolio valuations are consistent with what they were a year ago and at a substantial discount to the market. As a result, we believe such a portfolio could produce attractive risk-adjusted performance compared to the index benchmark over full market cycles.*

*                 Portfolio composition is subject to change.

(1)         The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)

Boston Trust Midcap Fund

December 31, 2016

	For the period ended 12/31/16
	Aggregate	Annualized
				Since
				Inception
	9 Months	1 Year	5 Years	9/24/07
Boston Trust Midcap Fund(1)	7.29%	12.13%	12.19%	8.42%
Russell Midcap® Index	11.30%	13.80%	14.72%	7.57%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Boston Trust Midcap Fund from September 24, 2007 to December 31, 2016, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$15.34
Gross Expense Ratio(1):	1.03%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2016. The Gross Expense Ratio excludes the impact of any contractual fee waivers, which limit the Fund’s total expenses to 1.00%, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The expense limitation agreement shall automatically renew effective August 1 of every year until the Adviser provides written notice of non-renewal to the Trust.

Boston Trust SMID Cap Fund

December 31, 2016

Kenneth P. Scott, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle (“smid”) capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the nine months ended December 31, 2016, the Boston Trust SMID Cap Fund returned 14.67%, trailing the 17.13% return of the Russell 2500™ Index. For calendar year 2016, the Fund returned 20.16%, outpacing the Russell 2500™ Index return of 17.59%. For longer-term periods, the Fund has provided competitive returns with less volatility than the index.

Following the volatile first quarter of calendar 2016, during which the Fund outperformed its benchmark by a wide margin, markets rebounded sharply and somewhat indiscriminately. Our analysis suggests that higher quality stocks modestly underperformed the strong market advance, which was a headwind to our style.

As evidence of the broad rally, most economic sectors appreciated more than 6% during the nine months. Performance of the real estate and health care sectors contributed most to relative performance comparisons. Materials and consumer discretionary were the biggest detractors from relative performance. Within materials the best performance came from lower quality, more commodity exposed names in the metals & mining and construction materials industries where the Fund has no exposure.

No individual stock had an outsized impact on performance during the period. Among contributors, SVB Financial, East West Bancorp, and UMB Financial are banks, which rallied broadly on investor optimism that rising interest rates and potentially less regulation would bolster profitability. Detractors included three consumer discretionary stocks, Fossil, Nordstrom, and Sally Beauty. All three are grappling with changes in consumer preferences.

Fundamental trends for the U.S. smaller cap market remain healthy. Revenue per share and earnings per share growth among Russell 2500™ companies in the third quarter of 2016 were 5% and 11%, respectively, on a year over year basis. Looking forward, we believe that continued employment gains in the U.S., coupled with modest productivity improvements, and still low interest rates, can sustain a modest pace of U.S. economic expansion, which in turn can support gains among smaller cap stocks. That said, the recent pace of smaller cap market appreciation may be difficult to sustain and any substantial improvement in the U.S. economic environment may take time to materialize. Furthermore, there is significant uncertainty around the potential ramifications of the new administration’s policies, and this may be exacerbated by higher than average index valuations.

We remain focused on constructing well-diversified portfolios of higher quality companies that can generate superior economic returns across macro-economic environments. As always, we believe valuation discipline is paramount to avoid overpaying for expectations that may prove overly optimistic. The Fund currently trades at an average operating price-to-earnings ratio(1) of 21x. This is one-third less than the Russell 2500™ operating price-to-earnings ratio of 34x and gives us confidence that the Fund has far less valuation risk than the market, especially considering the Fund’s superior quality profile.*

*                 Portfolio composition is subject to change.

(1)         The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Boston Trust SMID Cap Fund December 31, 2016

	For the period ended 12/31/16
	Aggregate	Annualized
				Since
				Inception
	9 Months	1 Year	5 Years	11/30/11
Boston Trust SMID Cap Fund(1)	14.67%	20.16%	12.10%	11.85%
Russell 2500™ Index	17.13%	17.59%	14.54%	14.33%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Boston Trust SMID Cap Fund from November 30, 2011 to December 31, 2016, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$13.48
Gross Expense Ratio(1):	1.73%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2016. The Gross Expense Ratio excludes the impact of any contractual fee waivers, which limit the Fund’s total expenses to 0.75%, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2017 and may be terminated thereafter.

Boston Trust Small Cap Fund

December 31, 2016

Kenneth P. Scott, CFA

Portfolio Manager
Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the nine month period ended December 31, 2016, the Boston Trust Small Cap Fund returned 15.94%, trailing the 23.18% return of the Russell 2000® Index. For calendar year 2016, the Fund returned 23.29%, outpacing the Russell 2000® Index return of 21.31% For longer-term periods, those that cover at least one complete market cycle, the Fund provided competitive returns with less volatility than the index.

Following the volatile first quarter of calendar 2016, during which the Fund outperformed its benchmark by a wide margin, markets rebounded sharply and somewhat indiscriminately. Our analysis suggests that higher quality, more reasonably valued stocks lagged modestly the strong market advance, a headwind to our style that favors such stocks. Additionally, despite rising interest rates during the second half of 2016, we observed that stocks of more levered companies outperformed less levered peers.

As evidence of the broad rally, every economic sector appreciated more than 10% during the nine months, except for real estate. Industrials and real estate were the only two sectors that contributed favorably to relative performance for the period. Fund positioning in other sectors detracted from relative results, most acutely within health care and consumer discretionary. In both sectors, higher quality stocks trailed the overall sector.

No individual stock had an outsized impact on performance during the period. Among contributors, Bank of Hawaii and UMB Financial benefitted from the rally in banks as investors anticipated that future interest rate increases and potentially less regulation would bolster their profitability. Another contributor was CLARCOR, a relatively large position in the Fund that agreed to be acquired for an 18% premium toward the end of 2016. Detractors from performance included several names from the consumer discretionary sector; Fossil and Sally Beauty were among the bottom five.

Fundamental trends for the U.S. small-cap market remain healthy. Revenue per share and earnings per share growth among Russell 2000® companies in the third quarter of 2016 were 5% and 12%, respectively, on a year-over-year basis. Looking forward, we believe that continued employment gains in the U.S., coupled with modest productivity improvements, and still low interest rates, can sustain a modest pace of U.S. economic expansion, which in turn can support gains among small cap stocks. That said, the recent pace of small cap market appreciation may be difficult to sustain and any substantial improvement in the U.S. economic environment may take time to materialize. Furthermore, there is significant uncertainty around the potential ramifications of the new administration’s policies, and this may be exacerbated by higher than average index valuations.

We remain focused on constructing well-diversified portfolios of higher quality companies that can generate superior economic returns across macro-economic environments. As always, we believe valuation discipline is paramount to avoid overpaying for expectations that may prove overly optimistic. The portfolio currently trades at an average operating price-to-earnings ratio(1) of 23x. This is almost half the Russell 2000® operating price-to-earnings ratio of 45x and gives us confidence that the portfolio has far less valuation risk than the market, especially considering the portfolio’s superior quality profile.*

* Portfolio composition is subject to change.

(1)   The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Boston Trust Small Cap Fund December 31, 2016

	For the period ended 12/31/16
	Aggregate	Annualized
					Since
					Inception
	9 Months	1 Year	5 Years	10 Years	(12/31/94)
Boston Trust Small Cap Fund(1)	15.94%	23.29%	11.85%	8.55%	11.00%
Russell 2000® Index	23.18%	21.31%	14.46%	7.07%	9.46%

Hypothetical Growth of a $100,000 Investment

The chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Small Cap Fund and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$14.33
Gross Expense Ratio(1):	1.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)   The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2016. The Gross Expense Ratio excludes the impact of any contractual fee waivers, which limit the Fund’s total expenses to 1.00%, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2017 and may be terminated thereafter.

Schedule of Portfolio Investments	Boston Trust Asset Management Fund
December 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (75.7%)
Consumer Discretionary (8.9%)
Adient PLC (a)	2,089	122,415
Advance Auto Parts, Inc.	10,000	1,691,200
Autoliv, Inc.	25,000	2,828,750
Comcast Corp., Class A	140,000	9,667,000
NIKE, Inc., Class B	135,000	6,862,050
Nordstrom, Inc.	10,000	479,300
Omnicom Group, Inc.	75,000	6,383,250
Ross Stores, Inc.	60,000	3,936,000
Starbucks Corp.	75,000	4,164,000
		36,133,965
Consumer Staples (8.2%)
Church & Dwight Co., Inc.	75,000	3,314,250
Colgate-Palmolive Co.	20,000	1,308,800
Costco Wholesale Corp.	37,500	6,004,125
CVS Health Corp.	15,000	1,183,650
Diageo PLC, Sponsored ADR	30,000	3,118,200
McCormick & Co., Inc.	25,000	2,333,250
PepsiCo, Inc.	40,000	4,185,200
Procter & Gamble Co.	35,000	2,942,800
Reckitt Benckiser Group PLC, Sponsored ADR	150,000	2,520,000
Sysco Corp.	35,000	1,937,950
The Hershey Co.	40,000	4,137,200
		32,985,425
Energy (3.5%)
Chevron Corp.	17,500	2,059,750
ConocoPhillips	40,000	2,005,600
Exxon Mobil Corp.	82,500	7,446,450
Schlumberger Ltd.	30,000	2,518,500
		14,030,300
Financials (14.9%)
American Express Co.	50,000	3,704,000
BB&T Corp.	35,000	1,645,700
Berkshire Hathaway, Inc., Class B (a)	40,000	6,519,200
Chubb Ltd.	45,000	5,945,400
Cincinnati Financial Corp.	90,000	6,817,500
Comerica, Inc.	30,000	2,043,300
Commerce Bancshares, Inc.	30,387	1,756,672
JPMorgan Chase & Co.	100,000	8,629,000
M&T Bank Corp.	10,000	1,564,300
Northern Trust Corp.	30,000	2,671,500
PNC Financial Services Group, Inc.	45,000	5,263,200
State Street Corp.	40,000	3,108,800
T. Rowe Price Group, Inc.	70,000	5,268,200
U.S. Bancorp	100,000	5,137,000
		60,073,772
Health Care (11.1%)
Becton, Dickinson & Co.	50,000	8,277,500
C.R. Bard, Inc.	30,000	6,739,800
DENTSPLY SIRONA, Inc.	50,000	2,886,500
Edwards Lifesciences Corp. (a)	50,000	4,685,000
Johnson & Johnson, Inc.	55,000	6,336,550
Medtronic PLC	25,000	1,780,750
Merck & Co., Inc.	35,000	2,060,450
Mettler-Toledo International, Inc. (a)	7,500	3,139,200
Stryker Corp.	25,000	2,995,250
UnitedHealth Group, Inc.	25,000	4,001,000
Varian Medical Systems, Inc. (a)	20,000	1,795,600
		44,697,600
Industrials (10.4%)
3M Co.	35,000	6,249,950
Donaldson Co., Inc.	40,000	1,683,200
Emerson Electric Co.	25,000	1,393,750
Hubbell, Inc.	40,000	4,668,000
Illinois Tool Works, Inc.	50,000	6,123,000
Rockwell Collins, Inc.	55,000	5,101,800
Union Pacific Corp.	50,000	5,184,000
United Parcel Service, Inc., Class B	50,000	5,732,000
W.W. Grainger, Inc.	25,000	5,806,250
		41,941,950
Information Technology (14.3%)
Accenture PLC, Class A	70,000	8,199,100
Alphabet, Inc., Class A (a)	2,000	1,584,900
Alphabet, Inc., Class C (a)	11,000	8,490,020
Apple, Inc.	75,000	8,686,500
Automatic Data Processing, Inc.	70,000	7,194,600
Cisco Systems, Inc.	100,000	3,022,000
Dell Technologies, Inc., Class V (a)	4,458	245,056
Microsoft Corp.	150,000	9,321,000
Oracle Corp.	130,000	4,998,500
Versum Materials, Inc. (a)	10,000	280,700
Visa, Inc., Class A	75,000	5,851,500
		57,873,876
Materials (2.4%)
Air Products & Chemicals, Inc.	20,000	2,876,400
AptarGroup, Inc.	30,000	2,203,500
PPG Industries, Inc.	50,000	4,738,000
		9,817,900
Telecommunication Services (0.5%)
Verizon Communications, Inc.	35,000	1,868,300
		1,868,300
Utilities (1.5%)
Consolidated Edison, Inc.	35,000	2,578,800
Eversource Energy	60,000	3,313,800
		5,892,600

TOTAL COMMON STOCKS (Cost $166,013,656)		305,315,688

	Shares or
	Principal
	Amount($)

CORPORATE BONDS (4.1%)

Financials (2.5%)
American Express Bank FSB, 6.00%, 9/13/17, MTN	200,000	206,204
American Express Co., 2.65%, 12/2/22	1,926,000	1,898,943
American Express Co., 7.00%, 3/19/18	1,500,000	1,594,505
Berkshire Hathaway, Inc., 3.13%, 3/15/26, Callable 12/15/25 @ 100	2,000,000	1,989,376
John Deere Capital Corp., 5.35%, 4/3/18, MTN	1,000,000	1,047,826
JPMorgan Chase & Co., 3.90%, 7/15/25, Callable 4/15/25 @ 100	1,000,000	1,029,367
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	500,000	576,761
Wells Fargo & Co., 3.55%, 9/29/25, MTN	2,000,000	1,998,918
		10,341,900
Health Care (0.3%)
Becton, Dickinson & Co., 3.13%, 11/8/21	1,000,000	1,026,378

Information Technology (1.3%)
Apple, Inc., 3.25%, 2/23/26, Callable
11/23/25 @ 100	2,500,000	2,504,275

See Notes to Financial Statements

	Shares or
	Principal
Security Description	Amount($)	Fair Value ($)

CORPORATE BONDS, CONTINUED
Information Technology, continued
Oracle Corp., 5.75%, 4/15/18	750,000	792,490
Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	2,000,000	2,011,050
		5,307,815

TOTAL CORPORATE BONDS (Cost $16,478,126)		16,676,093

MUNICIPAL BONDS (1.2%)

Illinois (0.1%):
Illinois State, GO, 5.00%, 4/1/24, Callable 4/1/17 @ 100	500,000	502,110

Massachusetts (0.7%):
Massachusetts State, Series E, 4.00%, 9/1/37, Callable 9/1/25 @ 100	1,000,000	1,025,740
Massachusetts State Development Finance Agency Revenue, Series R-2, 5.00%, 7/1/28, Callable 7/1/20 @ 100	460,000	510,053
Massachusetts State Health & Educational Facilities Authority Revenue, Series A, 5.00%, 12/15/26, Prerefunded 12/15/19 @ 100	1,500,000	1,650,659
		3,186,452
Washington (0.1%):
Washington State, Series C, GO, 5.00%, 2/1/26, Prerefunded 2/1/19 @ 100	250,000	268,583

Wisconsin (0.3%):
Wisconsin State, Series C, GO, 5.00%, 5/1/25, Prerefunded 5/1/18 @ 100	200,000	210,044
Wisconsin State, Series D, GO, 5.50%, 5/1/26, Prerefunded 5/1/18 @ 100	750,000	792,578
		1,002,622

TOTAL MUNICIPAL BONDS (Cost $5,024,445)		4,959,767

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (14.5%)

Federal Farm Credit Bank
2.63%, 8/12/19	10,000,000	10,255,000
2.85%, 3/2/28	2,000,000	1,986,682
2.95%, 1/27/25	2,000,000	2,034,182
3.14%, 12/5/29	2,500,000	2,534,515
3.39%, 2/1/28	2,000,000	2,102,182
3.85%, 12/26/25	2,770,000	2,996,439
		21,909,000
Federal Home Loan Bank
2.38%, 3/13/26	6,000,000	5,791,572
2.50%, 12/10/27	1,500,000	1,425,117
2.63%, 6/11/27	1,500,000	1,453,262
2.88%, 9/13/24	2,500,000	2,579,010
3.50%, 9/24/29	2,000,000	2,137,380
		13,386,341
U.S. Treasury Note
2.75%, 2/15/24	22,500,000	23,242,680

TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $58,211,182)		58,538,021

	Shares
INVESTMENT COMPANIES (5.6%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.24%(b)	22,746,126	22,746,126
TOTAL INVESTMENT COMPANIES (Cost $22,746,126)		22,746,126

Total Investments (Cost $268,473,535) — 101.1%(c)		408,235,695
Liabilities in excess of other assets — (1.1)%		(4,267,138)
NET ASSETS — 100.0%		$403,968,557

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day yield as of December 31, 2016.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

ADR	American Depositary Receipt
FSB	Federal Savings Bank
GO	General Obligation
MTN	Medium Term Note

See Notes to Financial Statements

Financial Statements	Boston Trust Asset Management Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

Assets:
Investments, at fair value (cost $268,473,535)	$408,235,695
Interest and dividends receivable	1,126,381
Receivable for capital shares issued	263,327
Prepaid expenses and other assets	31,874
Total Assets	409,657,277
Liabilities:
Payable for investments purchased	5,252,272
Payable for capital shares redeemed	55,462
Accrued expenses and other liabilities:
Investment adviser	253,736
Administration and accounting	37,746
Chief compliance officer	1,483
Custodian	4,975
Shareholder servicing fees	251
Transfer agent	6,490
Trustee	107
Other	76,198
Total Liabilities	5,688,720
Net Assets	$403,968,557
Composition of Net Assets:
Capital	$262,768,738
Accumulated undistributed net investment /(loss)	1
Accumulated net realized gains from investment transactions	1,437,658
Net unrealized appreciation from investments	139,762,160
Net Assets	$403,968,557
Shares outstanding (par value $0.01, unlimited number of shares authorized)	9,773,474
Net Asset Value, Offering Price and Redemption price per share	$41.33

STATEMENTS OF OPERATIONS
For the nine months ended December 31, 2016

Investment Income:
Interest	$1,776,047
Dividends	4,258,956
Less: Foreign tax withholding	(46,555)
Total Investment Income	5,988,448
Expenses:
Investment adviser	2,140,804
Administration and accounting	296,417
Chief compliance officer	12,105
Custodian	39,630
Shareholder servicing	3,538
Transfer agency	28,168
Trustee	23,809
Other	161,851
Total expenses	2,706,322
Net Expenses	2,706,322
Net Investment Income	3,282,126
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	3,089,611
Change in unrealized appreciation/depreciation from investments	16,305,132
Net realized/unrealized gains (losses) from investments	19,394,743
Change in Net Assets Resulting from Operations	$22,676,869

For the year ended March 31, 2016

Investment Income:
Interest	$2,218,652
Dividends	5,737,480
Less: Foreign tax withholding	(17,892)
Total Investment Income	7,938,240
Expenses:
Investment adviser	2,636,952
Administration and accounting	376,004
Chief compliance officer	16,062
Custodian	58,318
Shareholder servicing	5,938
Transfer agency	35,806
Trustee	24,312
Other	156,254
Total expenses before fee reductions	3,309,646
Fees voluntarily reduced by the transfer agent	(12,034)
Net Expenses	3,297,612
Net Investment Income	4,640,628
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	16,469,857
Change in unrealized appreciation/depreciation from investments	(8,873,994)
Net realized/unrealized gains (losses) from investments	7,595,863
Change in Net Assets Resulting from Operations	$12,236,491

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	nine months ended	For the year ended	For the year ended
	December 31, 2016	March 31, 2016	March 31, 2015

Investment Activities:
Operations:
Net investment income	$3,282,126	$4,640,628	$4,117,970
Net realized gains from investment transactions	3,089,611	16,469,857	19,703,977
Change in unrealized appreciation/depreciation from investments	16,305,132	(8,873,994)	3,446,932
Change in Net Assets Resulting from Operations	22,676,869	12,236,491	27,268,879
Dividends:
Net investment income	(4,258,937)	(4,817,610)	(3,866,046)
Net realized gains from investment transactions	(15,310,863)	(14,994,468)	(8,430,347)
Change in Net Assets Resulting from Shareholder Dividends	(19,569,800)	(19,812,078)	(12,296,393)
Capital Share Transactions:
Proceeds from shares issued	46,031,672	24,649,358	30,246,451
Dividends reinvested	17,913,751	18,479,514	11,609,430
Cost of shares redeemed	(17,489,284)	(34,998,804)	(43,940,255)
Change in Net Assets Resulting from Capital Share Transactions	46,456,139	8,130,068	(2,084,374)
Change in Net Assets	49,563,208	554,481	12,888,112
Net Assets:
Beginning of period	354,405,349	353,850,868	340,962,756
End of period	$403,968,557	$354,405,349	$353,850,868
Share Transactions:
Issued	1,094,293	599,690	729,305
Reinvested	433,013	463,610	280,083
Redeemed	(415,414)	(866,940)	(1,062,899)
Change in shares	1,111,892	196,360	(53,511)
Accumulated undistributed net investment income/(distributions in excess of net investment income)	$1	$955,245	$1,169,040

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the nine
	months		For the year	For the year	For the year	For the year	For the year
	ended		ended	ended	ended	ended	ended
	December 31,		March 31,	March 31,	March 31,	March 31,	March 31,
	2016		2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$40.92		$41.80	$40.03	$36.08	$33.71	$31.56

Investment Activities:
Operations:
Net investment income	0.35		0.55	0.50	0.44	0.51	0.43
Net realized and unrealized gains from investment transactions	2.18		0.92	2.77	4.28	2.41	2.17
Total from investment activities	2.53		1.47	3.27	4.72	2.92	2.60
Dividends:
Net investment income	(0.46)		(0.57)	(0.47)	(0.44)	(0.51)	(0.45)
Net realized gains from investments	(1.66)		(1.78)	(1.03)	(0.33)	(0.04)	—
Total dividends	(2.12)		(2.35)	(1.50)	(0.77)	(0.55)	(0.45)

Net Asset Value, End of Period	$41.33		$40.92	$41.80	$40.03	$36.08	$33.71

Total Return	6.19	%(a)	3.65%	8.21%	13.13%	8.77%	8.36%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$403,969		$354,405	$353,851	$340,963	$288,673	$257,031
Ratio of net expenses to average net assets	0.95	%(b)	0.94%	0.92%	0.92%	0.96%	1.00%
Ratio of net investment income to average net assets	1.15	%(b)	1.32%	1.19%	1.17%	1.51%	1.40%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets	0.95	%(b)	0.94%	0.93%	0.93%	0.96%	1.07%
Portfolio turnover rate	8.42	%(a)	11.64%	17.74%	8.94%	7.43%	18.70%

Amounts designated as “—“ are $0 or have been rounded to $0.

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Equity Fund
December 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.3%)
Consumer Discretionary (10.4%)
Advance Auto Parts, Inc.	7,500	1,268,400
Autoliv, Inc.	10,000	1,131,500
Comcast Corp., Class A	50,000	3,452,500
NIKE, Inc., Class B	32,500	1,651,975
Omnicom Group, Inc.	30,000	2,553,300
Ross Stores, Inc.	10,000	656,000
Starbucks Corp.	30,000	1,665,600
		12,379,275
Consumer Staples (11.5%)
Church & Dwight Co., Inc.	30,000	1,325,700
Colgate-Palmolive Co.	10,000	654,400
Costco Wholesale Corp.	15,000	2,401,650
CVS Health Corp.	5,000	394,550
Diageo PLC, Sponsored ADR	5,000	519,700
McCormick & Co., Inc.	7,000	653,310
PepsiCo, Inc.	12,500	1,307,875
Procter & Gamble Co.	12,500	1,051,000
Reckitt Benckiser Group PLC, Sponsored ADR	75,000	1,260,000
Sysco Corp.	25,000	1,384,250
The Hershey Co.	15,000	1,551,450
Wal-Mart Stores, Inc.	17,500	1,209,600
		13,713,485
Energy (4.5%)
Chevron Corp.	7,500	882,750
ConocoPhillips	15,000	752,100
Exxon Mobil Corp.	30,000	2,707,800
Schlumberger Ltd.	12,500	1,049,375
		5,392,025
Financials (19.8%)
American Express Co.	25,000	1,852,000
BB&T Corp.	32,500	1,528,150
Berkshire Hathaway, Inc., Class B (a)	17,500	2,852,150
Chubb Ltd.	16,000	2,113,920
Cincinnati Financial Corp.	30,000	2,272,500
Commerce Bancshares, Inc.	9,115	526,938
JPMorgan Chase & Co.	35,000	3,020,150
M&T Bank Corp.	5,000	782,150
Northern Trust Corp.	12,500	1,113,125
PNC Financial Services Group, Inc.	20,000	2,339,200
State Street Corp.	20,000	1,554,400
T. Rowe Price Group, Inc.	20,000	1,505,200
U.S. Bancorp	40,000	2,054,800
		23,514,683
Health Care (14.5%)
Becton, Dickinson & Co.	16,000	2,648,800
C.R. Bard, Inc.	12,500	2,808,250
DENTSPLY SIRONA, Inc.	25,000	1,443,250
Edwards Lifesciences Corp. (a)	7,500	702,750
Johnson & Johnson, Inc.	25,000	2,880,250
Medtronic PLC	7,500	534,225
Merck & Co., Inc.	25,000	1,471,750
Mettler-Toledo International, Inc. (a)	1,500	627,840
Stryker Corp.	12,000	1,437,720
UnitedHealth Group, Inc.	12,500	2,000,500
Varian Medical Systems, Inc. (a)	7,500	673,350
		17,228,685
Industrials (12.6%)
3M Co.	10,000	1,785,700
Deere & Co.	5,000	515,200
Donaldson Co., Inc.	10,000	420,800
Hubbell, Inc.	12,500	1,458,750
Illinois Tool Works, Inc.	15,000	1,836,900
Rockwell Collins, Inc.	15,000	1,391,400
Union Pacific Corp.	25,000	2,592,000
United Parcel Service, Inc., Class B	20,000	2,292,800
W.W. Grainger, Inc.	11,500	2,670,875
		14,964,425
Information Technology (18.7%)
Accenture PLC, Class A	25,000	2,928,249
Alphabet, Inc., Class A (a)	750	594,338
Alphabet, Inc., Class C (a)	4,000	3,087,280
Apple, Inc.	32,500	3,764,150
Automatic Data Processing, Inc.	20,000	2,055,600
Cisco Systems, Inc.	50,000	1,511,000
Dell Technologies, Inc., Class V (a)	1,114	61,237
Microsoft Corp.	55,000	3,417,700
Oracle Corp.	50,000	1,922,500
Versum Materials, Inc. (a)	3,500	98,245
Visa, Inc., Class A	35,000	2,730,700
		22,170,999
Materials (3.3%)
Air Products & Chemicals, Inc.	7,000	1,006,740
AptarGroup, Inc.	10,000	734,500
PPG Industries, Inc.	22,500	2,132,100
		3,873,340
Telecommunication Services (0.9%)
Verizon Communications, Inc.	20,000	1,067,600
		1,067,600
Utilities (2.1%)
Consolidated Edison, Inc.	15,000	1,105,200
Eversource Energy	25,000	1,380,750
		2,485,950

TOTAL COMMON STOCKS (Cost $66,396,445)		116,790,467

INVESTMENT COMPANIES (1.8%)

JPMorgan U.S. Government Money Market
Fund, Capital Shares, 0.24%(b)	2,099,046	2,099,046
TOTAL INVESTMENT COMPANIES (Cost $2,099,046)		2,099,046

Total Investments (Cost $68,495,491) — 100.1%(c)		118,889,513
Liabilities in excess of other assets — (0.1)%		(65,921)
NET ASSETS — 100.0%		$118,823,592

(a)                       Non-income producing security.

(b)                       Rate disclosed is the seven day yield as of December 31, 2016.

(c)                        See Federal Tax Information listed in the Notes to the Financial Statements.

ADR           American Depositary Receipt

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at fair value (cost $68,495,491)	$118,889,513
Dividends receivable	166,196
Receivable for capital shares issued	31
Prepaid expenses and other assets	5,751
Total Assets	119,061,491
Liabilities:
Payable for capital shares redeemed	120,540
Accrued expenses and other liabilities:
Investment adviser	75,717
Administration and accounting	10,469
Chief compliance officer	439
Custodian	1,470
Shareholder servicing fees	697
Transfer agent	5,807
Trustee	30
Other	22,730
Total Liabilities	237,899
Net Assets	$118,823,592
Composition of Net Assets:
Capital	$68,699,873
Accumulated undistributed net investment income/(distributions in excess of net investment income)	—
Accumulated net realized losses from investment transactions	(270,303)
Net unrealized appreciation from investments	50,394,022
Net Assets	$118,823,592
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,915,563
Net Asset Value, Offering Price and Redemption price per share	$20.09

STATEMENTS OF OPERATIONS

For the nine months ended December 31, 2016

Investment Income:
Dividends	$1,706,710
Total Investment Income	1,706,710
Expenses:
Investment adviser	647,553
Administration and accounting	88,274
Chief compliance officer	3,641
Custodian	11,799
Shareholder servicing	4,100
Transfer agency	25,705
Trustee	7,163
Other	45,745
Total expenses	833,980
Net Expenses	833,980
Net Investment Income	872,730
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,255,690
Change in unrealized appreciation/depreciation from investments	7,626,579
Net realized/unrealized gains (losses) from investments	8,882,269
Change in Net Assets Resulting from Operations	$9,754,999

For the year ended March 31, 2016

Investment Income:
Dividends	$2,270,042
Less: Foreign tax withholding	(1,508)
Total Investment Income	2,268,534
Expenses:
Investment adviser	815,501
Administration and accounting	115,618
Chief compliance officer	4,916
Custodian	18,607
Shareholder servicing	1,753
Transfer agency	34,079
Trustee	7,436
Other	48,401
Total expenses before fee reductions	1,046,311
Fees voluntarily reduced by the transfer agent	(12,034)
Net Expenses	1,034,277
Net Investment Income	1,234,257
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	6,530,280
Change in unrealized appreciation/depreciation from investments	(4,850,098)
Net realized/unrealized gains (losses) from investments	1,680,182
Change in Net Assets Resulting from Operations	$2,914,439

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	nine month ended	For the year ended	For the year ended
	December 31, 2016	March 31, 2016	March 31, 2015

Investment Activities:
Operations:
Net investment income	$872,730	$1,234,257	$1,013,873
Net realized gains from investment transactions	1,255,690	6,530,280	7,743,467
Change in unrealized appreciation/depreciation from investments	7,626,579	(4,850,098)	(754,251)
Change in Net Assets Resulting from Operations	9,754,999	2,914,439	8,003,089
Dividends:
Net investment income	(1,112,873)	(1,284,508)	(966,299)
Net realized gains from investment transactions	(6,430,101)	(6,393,088)	(2,029,175)
Change in Net Assets Resulting from Shareholder Dividends	(7,542,974)	(7,677,596)	(2,995,474)
Capital Share Transactions:
Proceeds from shares issued	3,297,528	4,569,753	7,156,034
Dividends reinvested	6,210,652	7,044,804	2,743,713
Cost of shares redeemed	(3,727,538)	(6,684,699)	(2,651,012)
Change in Net Assets Resulting from Capital Share Transactions	5,780,642	4,929,858	7,248,735
Change in Net Assets	7,992,667	166,701	12,256,350
Net Assets:
Beginning of period	110,830,925	110,664,224	98,407,874
End of period	$118,823,592	$110,830,925	$110,664,224
Share Transactions:
Issued	162,084	234,638	350,684
Reinvested	308,988	365,964	133,125
Redeemed	(182,322)	(330,644)	(129,194)
Change in shares	288,750	269,958	354,615
Accumulated undistributed net investment income/(distributions in excess of net investment income)	$—	$236,174	$304,834

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the nine
	months		For the year	For the year	For the year	For the year	For the year
	ended		ended	ended	ended	ended	ended
	December 31,		March 31,	March 31,	March 31,	March 31,	March 31,
	2016		2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$19.70		$20.66	$19.67	$16.85	$15.54	$14.46

Investment Activities:
Operations:
Net investment income	0.16		0.23	0.19	0.19	0.20	0.13
Net realized and unrealized gains from investment transactions	1.58		0.27	1.38	2.81	1.30	1.08
Total from investment activities	1.74		0.50	1.57	3.00	1.50	1.21
Dividends:
Net investment income	(0.20)		(0.24)	(0.19)	(0.18)	(0.19)	(0.13)
Net realized gains from investments	(1.15)		(1.22)	(0.39)	—	—	—
Total dividends	(1.35)		(1.46)	(0.58)	(0.18)	(0.19)	(0.13)

Net Asset Value, End of Period	$20.09		$19.70	$20.66	$19.67	$16.85	$15.54

Total Return	8.82	%(a)	2.59%	8.01%	17.84%	9.76%	8.50%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$118,824		$110,831	$110,664	$98,408	$81,154	$69,574
Ratio of net expenses to average net assets	0.96	%(b)	0.95%	0.94%	0.94%	1.00%	1.00%
Ratio of net investment income to average net assets	1.01	%(b)	1.14%	0.96%	1.05%	1.28%	0.96%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets(c)	0.96	%(b)	0.96%	0.95%	0.96%	1.01%	1.07%
Portfolio turnover rate	6.65	%(a)	18.04%	19.49%	6.29%	5.69%	10.80%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)    Not annualized for periods less than one year.

(b)    Annualized for periods less than one year.

(c)     During the periods ending March 31, 2012 through March 31, 2016 and December 31, 2016, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Midcap Fund
December 31, 2016

Security Description	Shares	Fair Value ($)

Common STOCKS (99.3%)
Consumer Discretionary (14.7%)
Advance Auto Parts, Inc.	4,250	718,759
Autoliv, Inc.	4,250	480,888
Dollar General Corp.	8,225	609,226
Hasbro, Inc.	6,175	480,353
LKQ Corp. (a)	14,000	429,100
Nordstrom, Inc.	9,000	431,370
Omnicom Group, Inc.	11,500	978,765
O’Reilly Automotive, Inc. (a)	1,775	494,178
Polaris Industries, Inc.	3,900	321,321
Ross Stores, Inc.	13,000	852,799
Sally Beauty Holdings, Inc. (a)	22,500	594,450
Service Corp. International	17,125	486,350
Williams Sonoma, Inc.	11,750	568,583
		7,446,142
Consumer Staples (6.3%)
Brown-Forman Corp., Class B	13,400	601,928
Church & Dwight Co., Inc.	18,950	837,401
McCormick & Co., Inc.	3,675	342,988
Mead Johnson Nutrition Co.	6,925	490,013
The Hershey Co.	5,050	522,321
Whole Foods Market, Inc.	12,000	369,120
		3,163,771
Energy (3.9%)
Cabot Oil & Gas Corp.	19,200	448,512
Dril-Quip, Inc. (a)	10,000	600,500
FMC Technologies, Inc. (a)	15,475	549,827
Oceaneering International, Inc.	13,600	383,656
		1,982,495
Financials (14.9%)
American Financial Group, Inc.	6,575	579,389
Brown & Brown, Inc.	14,500	650,469
Commerce Bancshares, Inc.	9,184	530,927
Discover Financial Services	7,525	542,477
East West Bancorp, Inc.	9,350	475,261
Eaton Vance Corp.	11,550	483,714
FactSet Research Systems, Inc.	4,000	653,720
Moody’s Corp.	4,250	400,648
Northern Trust Corp.	11,000	979,550
SEI Investments Co.	7,300	360,328
Signature Bank (a)	5,050	758,510
T. Rowe Price Group, Inc.	7,500	564,450
W. R. Berkley Corp.	8,370	556,689
		7,536,132
Health Care (12.8%)
C.R. Bard, Inc.	3,675	825,625
DENTSPLY SIRONA, Inc.	7,125	411,326
Laboratory Corp. of America Holdings (a)	4,000	513,520
MEDNAX, Inc. (a)	5,375	358,298
Mettler-Toledo International, Inc. (a)	1,800	753,408
ResMed, Inc.	5,400	335,070
STERIS PLC	8,475	571,130
The Cooper Companies, Inc.	3,450	603,509
Varian Medical Systems, Inc. (a)	3,800	341,164
VCA, Inc. (a)	9,200	631,580
Waters Corp. (a)	4,000	537,560
Zimmer Biomet Holdings, Inc.	5,500	567,600
		6,449,790
Industrials (14.7%)
AMETEK, Inc.	12,100	588,060
C.H. Robinson Worldwide, Inc.	4,600	336,996
Donaldson Co., Inc.	11,775	495,492
Expeditors International of Washington, Inc.	7,125	377,340
Hubbell, Inc.	6,000	700,200
IDEX Corp.	4,050	364,743
Kansas City Southern	5,500	466,675
Lincoln Electric Holdings, Inc.	7,000	536,690
Nordson Corp.	6,000	672,300
Rockwell Collins, Inc.	8,950	830,202
Sensata Technologies Holding NV (a)	12,000	467,400
W.W. Grainger, Inc.	3,500	812,875
Wabtec Corp.	9,250	767,935
		7,416,908
Information Technology (14.4%)
Amdocs Ltd.	11,500	669,875
Amphenol Corp., Class A	9,500	638,400
Aspen Technology, Inc. (a)	7,170	392,056
Check Point Software Technologies Ltd. (a)	6,000	506,760
Citrix Systems, Inc. (a)	6,500	580,515
DST Systems, Inc.	2,975	318,771
F5 Networks, Inc. (a)	5,400	781,488
Fiserv, Inc. (a)	3,300	350,724
IPG Photonics Corp. (a)	5,775	570,050
Juniper Networks, Inc.	20,825	588,515
Paychex, Inc.	9,650	587,492
TE Connectivity Ltd.	11,425	791,524
The Western Union Co.	22,000	477,840
		7,254,010
Materials (5.6%)
AptarGroup, Inc.	10,500	771,224
Avery Dennison Corp.	10,525	739,066
Ball Corp.	7,250	544,258
International Flavors & Fragrances, Inc.	6,625	780,624
		2,835,172
Real Estate (5.4%)
Digital Realty Trust, Inc.	5,500	540,430
Host Hotels & Resorts, Inc.	31,375	591,105
Jones Lang LaSalle, Inc.	5,375	543,090
Lamar Advertising Co., Class A	7,525	505,981
Realty Income Corp.	9,375	538,875
		2,719,481
Utilities (6.6%)
American Water Works Co., Inc.	5,950	430,542
Consolidated Edison, Inc.	7,000	515,760
Edison International	9,200	662,308
Eversource Energy	13,866	765,819
ONE Gas, Inc.	8,000	511,680
WEC Energy Group, Inc.	7,500	439,875
		3,325,984
TOTAL COMMON STOCKS (Cost $32,904,611)		50,129,885

INVESTMENT COMPANIES (0.3%)

JPMorgan U.S. Government Money Market
Fund, Capital Shares, 0.24%(b)	157,181	157,181
TOTAL INVESTMENT COMPANIES (Cost $157,181)		157,181

Total Investments (Cost $33,061,792) — 99.6%(c)		50,287,066
Other assets in excess of liabilities — 0.4%		208,072
NET ASSETS — 100.0%		$50,495,138

(a)              Non-income producing security.

(b)              Rate disclosed is the seven day yield as of December 31, 2016.

(c)               See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

STATEMNET OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at fair value (cost $33,061,792)	$50,287,066
Dividends receivable	57,975
Receivable for investments sold	219,280
Prepaid expenses and other assets	5,677
Total Assets	50,569,998
Liabilities:
Payable for capital shares redeemed	23,010
Accrued expenses and other liabilities:
Investment adviser	30,556
Administration and accounting	5,139
Chief compliance officer	187
Custodian	622
Shareholder servicing fees	222
Transfer agent	5,418
Trustee	13
Other	9,693
Total Liabilities	74,860
Net Assets	$50,495,138
Composition of Net Assets:
Capital	$32,783,262
Accumulated undistributed net investment income	6,652
Accumulated net realized gains from investment transactions	479,950
Net unrealized appreciation from investments	17,225,274
Net Assets	$50,495,138
Shares outstanding (par value $0.01, unlimited number of shares authorized)	3,291,166
Net Asset Value, Offering Price and Redemption price per share	$15.34

STATEMENTS OF OPERATIONS

For the nine months ended December 31, 2016

Investment Income:
Dividends	$741,753
Total Investment Income	741,753
Expenses:
Investment adviser	278,551
Administration and accounting	38,860
Chief compliance officer	1,515
Custodian	4,919
Shareholder servicing	1,696
Transfer agency	25,776
Trustee	2,979
Other	24,749
Total expenses before fee reductions	379,045
Fees contractually reduced by the investment adviser	(6,555)
Net Expenses	372,490
Net Investment Income	369,263
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	2,227,310
Change in unrealized appreciation/depreciation from investments	924,493
Net realized/unrealized gains (losses) from investments	3,151,803
Change in Net Assets Resulting from Operations	$3,521,066

For the year ended March 31, 2016

Investment Income:
Dividends	$735,408
Total Investment Income	735,408
Expenses:
Investment adviser	348,938
Administration and accounting	49,804
Chief compliance officer	2,101
Custodian	8,518
Shareholder servicing	4,031
Transfer agency	35,012
Trustee	3,179
Other	27,042
Total expenses before fee reductions	478,625
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(8,884)
Net Expenses	464,291
Net Investment Income	271,117
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	2,916,024
Change in unrealized appreciation/depreciation from investments	(2,689,050)
Net realized/unrealized gains (losses) from investments	226,974
Change in Net Assets Resulting from Operations	$498,091

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	nine months ended	For the year ended	For the year ended
	December 31, 2016	March 31, 2016	March 31, 2015

Investment Activities:
Operations:
Net investment income	$369,263	$271,117	$149,098
Net realized gains from investment transactions	2,227,310	2,916,024	2,132,406
Change in unrealized appreciation/depreciation from investments	924,493	(2,689,050)	2,988,513
Change in Net Assets Resulting from Operations	3,521,066	498,091	5,270,017
Dividends:
Net investment income	(412,131)	(248,030)	(147,759)
Net realized gains from investment transactions	(2,991,609)	(2,579,926)	(2,011,509)
Change in Net Assets Resulting from Shareholder Dividends	(3,403,740)	(2,827,956)	(2,159,268)
Capital Share Transactions:
Proceeds from shares issued	1,824,768	3,369,645	2,772,357
Dividends reinvested	2,967,431	2,645,794	1,991,145
Cost of shares redeemed	(2,355,862)	(3,426,525)	(1,984,811)
Change in Net Assets Resulting from Capital Share Transactions	2,436,337	2,588,914	2,778,691
Change in Net Assets	2,553,663	259,049	5,889,440
Net Assets:
Beginning of period	47,941,475	47,682,426	41,792,986
End of period	$50,495,138	$47,941,475	$47,682,426
Share Transactions:
Issued	116,182	222,975	177,659
Reinvested	190,954	179,742	129,295
Redeemed	(152,012)	(225,472)	(128,644)
Change in shares	155,124	177,245	178,310
Accumulated undistributed net investment income	$6,652	$49,520	$26,433

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the nine
	months		For the year	For the year	For the year	For the year	For the year
	ended		ended	ended	ended	ended	ended
	December 31,		March 31,	March 31,	March 31,	March 31,	March 31,
	2016		2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$15.29		$16.12	$15.03	$13.08	$12.34	$11.96

Investment Activities:
Operations:
Net investment income	0.12		0.09	0.05	0.04	0.08	0.03
Net realized and unrealized gains from investment transactions	1.01		0.05	1.82	2.30	1.01	0.78
Total from investment activities	1.13		0.14	1.87	2.34	1.09	0.81
Dividends:
Net investment income	(0.13)		(0.09)	(0.05)	(0.04)	(0.08)	(0.03)
Net realized gains from investments	(0.95)		(0.88)	(0.73)	(0.35)	(0.27)	(0.40)
Total dividends	(1.08)		(0.97)	(0.78)	(0.39)	(0.35)	(0.43)

Net Asset Value, End of Period	$15.34		$15.29	$16.12	$15.03	$13.08	$12.34

Total Return	7.29	%(a)	1.07%	12.65%	18.02%	9.20%	7.24%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$50,495		$47,941	$47,682	$41,793	$34,875	$29,224
Ratio of net expenses to average net assets	1.00	%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.99	%(b)	0.58%	0.34%	0.30%	0.68%	0.30%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets(c)	1.02	%(b)	1.03%	1.02%	1.01%	1.08%	1.19%
Portfolio turnover rate	14.53	%(a)	21.02%	15.76%	16.09%	16.44%	19.01%

(a)    Not annualized for periods less than one year.

(b)    Annualized for periods less than one year.

(c)     During the periods ending March 31, 2012 through March 31, 2016 and December 31, 2016, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust SMID Cap Fund
December 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (99.1%)
Consumer Discretionary (14.1%)
Big Lots, Inc.	1,600	80,336
Brinker International, Inc.	925	45,815
Cheesecake Factory, Inc.	1,175	70,359
Choice Hotels International, Inc.	1,275	71,463
Dorman Products, Inc. (a)	1,075	78,539
Gentherm, Inc. (a)	850	28,773
ILG, Inc.	2,175	39,520
Nordstrom, Inc.	1,275	61,111
Polaris Industries, Inc.	500	41,195
Sally Beauty Holdings, Inc. (a)	1,750	46,235
Service Corp. International	3,025	85,910
Tenneco, Inc. (a)	800	49,976
Texas Roadhouse, Inc.	1,275	61,506
The Cato Corp., Class A	1,075	32,336
Tiffany & Co.	650	50,330
Tupperware Brands Corp.	400	21,048
Williams Sonoma, Inc.	1,075	52,019
		916,471
Consumer Staples (3.4%)
Flowers Foods, Inc.	3,025	60,408
Sanderson Farms, Inc.	525	49,476
The Boston Beer Co., Inc., Class A (a)	250	42,463
Whole Foods Market, Inc.	2,156	66,319
		218,666
Energy (3.7%)
Dril-quip, Inc. (a)	650	39,033
FMC Technologies, Inc. (a)	2,050	72,836
Forum Energy Technologies, Inc. (a)	2,925	64,350
Oceaneering International, Inc.	1,225	34,557
Tesoro Corp.	375	32,794
		243,570
Financials (18.3%)
American Financial Group, Inc.	800	70,496
Artisan Partners Asset Management, Inc.,
Class A	1,000	29,750
Bank of Hawaii Corp.	1,075	95,342
Brown & Brown, Inc.	1,600	71,776
Cohen & Steers, Inc.	1,475	49,560
Commerce Bancshares, Inc.	1,274	73,650
CVB Financial Corp.	2,375	54,459
East West Bancorp, Inc.	2,100	106,743
Eaton Vance Corp.	2,225	93,183
Everest Re Group Ltd.	300	64,920
FactSet Research Systems, Inc.	300	49,029
SEI Investments Co.	1,075	53,062
Signature Bank (a)	625	93,875
SVB Financial Group (a)	650	111,578
Texas Capital Bancshares, Inc. (a)	600	47,040
UMB Financial Corp.	1,000	77,120
W. R. Berkley Corp.	800	53,208
		1,194,791
Health Care (11.5%)
Chemed Corp.	525	84,215
Masimo Corp. (a)	900	60,660
MEDNAX, Inc. (a)	900	59,994
Mettler-Toledo International, Inc. (a)	175	73,248
Owens & Minor, Inc.	1,375	48,524
PAREXEL International Corp. (a)	900	59,148
ResMed, Inc.	1,075	66,703
STERIS PLC	750	50,543
The Cooper Companies, Inc.	400	69,971
Varian Medical Systems, Inc. (a)	525	47,135
VCA, Inc. (a)	850	58,353
Waters Corp. (a)	500	67,195
		745,689
Industrials (16.4%)
Applied Industrial Technologies, Inc.	1,050	62,370
C.H. Robinson Worldwide, Inc.	900	65,934
CLARCOR, Inc.	400	32,988
Donaldson Co., Inc.	1,850	77,848
Expeditors International of Washington, Inc.	1,150	60,904
Franklin Electric Co., Inc.	1,000	38,900
Hub Group, Inc., Class A (a)	900	39,375
Hubbell, Inc.	650	75,855
IDEX Corp.	550	49,533
Kansas City Southern	575	48,789
Lincoln Electric Holdings, Inc.	800	61,336
Nordson Corp.	800	89,640
Rockwell Collins, Inc.	700	64,932
Sensata Technologies Holding NV (a)	900	35,055
The Toro Co.	1,275	71,336
UniFirst Corp.	450	64,643
Valmont Industries, Inc.	350	49,315
Wabtec Corp.	1,000	83,020
		1,071,773
Information Technology (15.6%)
Amdocs Ltd.	1,375	80,094
Aspen Technology, Inc. (a)	1,475	80,653
DST Systems, Inc.	800	85,720
F5 Networks, Inc. (a)	700	101,304
InterDigital, Inc.	700	63,945
IPG Photonics Corp. (a)	1,100	108,581
Juniper Networks, Inc.	2,425	68,531
NetApp, Inc.	800	28,216
NETGEAR, Inc. (a)	1,375	74,731
Plantronics, Inc.	1,075	58,867
Syntel, Inc.	1,775	35,127
Tech Data Corp. (a)	550	46,574
Teradata Corp. (a)	2,000	54,340
The Western Union Co.	2,925	63,531
WEX, Inc. (a)	575	64,170
		1,014,384
Materials (5.2%)
AptarGroup, Inc.	900	66,105
Avery Dennison Corp.	450	31,599
Calgon Carbon Corp.	3,175	53,975
International Flavors & Fragrances, Inc.	550	64,806
Minerals Technologies, Inc.	700	54,075
Silgan Holdings, Inc.	1,375	70,373
		340,933
Real Estate (7.8%)
CoreSite Realty Corp.	1,025	81,354
DuPont Fabros Technology, Inc.	1,100	48,323
Jones Lang LaSalle, Inc.	700	70,728
Lamar Advertising Co., Class A	675	45,387
LaSalle Hotel Properties	2,200	67,034
National Health Investors, Inc.	725	53,773
Ryman Hospitality Properties, Inc.	975	61,435
Tanger Factory Outlet Centers, Inc.	2,175	77,822
		505,856
Utilities (3.1%)
American States Water Co.	1,100	50,116
New Jersey Resources Corp.	1,725	61,238
ONE Gas, Inc.	1,375	87,945
		199,299
TOTAL COMMON STOCKS (Cost $5,100,899)		6,451,432

INVESTMENT COMPANIES (0.8%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.24%(b)	55,149	55,149
TOTAL INVESTMENT COMPANIES (Cost $55,149)		55,149

Total Investments (Cost $5,156,048) — 99.9%(c)		6,506,581
Other assets in excess of liabilities — 0.1%		3,864
NET ASSETS — 100.0%		$6,510,445

(a)              Non-income producing security.

(b)              Rate disclosed is the seven day yield as of December 31, 2016.

(c)               See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at fair value (cost $5,156,048)	$6,506,581
Dividends receivable	7,631
Receivable for capital shares issued	42
Receivable from Adviser	798
Prepaid expenses and other assets	2,361
Total Assets	6,517,413
Liabilities:
Accrued expenses and other liabilities:
Administration and accounting	830
Chief compliance officer	22
Custodian	67
Shareholder servicing fees	4
Transfer agent	4,905
Trustee	2
Other	1,138
Total Liabilities	6,968
Net Assets	$6,510,445
Composition of Net Assets:
Capital	$5,168,276
Accumulated undistributed net investment income	2,560
Accumulated net realized losses from investment transactions	(10,924)
Net unrealized appreciation from investments	1,350,533
Net Assets	$6,510,445
Shares outstanding (par value $0.01, unlimited number of shares authorized)	482,864
Net Asset Value, Offering Price and Redemption price per share	$13.48

STATEMENTS OF OPERATIONS

For the nine months ended December 31, 2016

Investment Income:
Dividends	$91,391
Total Investment Income	91,391
Expenses:
Investment adviser	33,089
Administration and accounting	5,219
Chief compliance officer	180
Custodian	584
Transfer agency	24,601
Trustee	354
Other	7,066
Total expenses before fee reductions	71,093
Fees contractually reduced by the investment adviser	(37,894)
Net Expenses	33,199
Net Investment Income	58,192
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	156,288
Change in unrealized appreciation/depreciation from investments	606,860
Net realized/unrealized gains (losses) from investments	763,148
Change in Net Assets Resulting from Operations	$821,340

For the year ended March 31, 2016

Investment Income:
Dividends	$68,479
Total Investment Income	68,479
Expenses:
Investment adviser	40,124
Administration and accounting	6,382
Chief compliance officer	235
Custodian	1,831
Shareholder servicing	5
Transfer agency	33,009
Trustee	355
Other	10,361
Total expenses before fee reductions	92,302
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(44,650)
Net Expenses	42,202
Net Investment Income	26,277
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	390,976
Change in unrealized appreciation/depreciation from investments	(553,723)
Net realized/unrealized gains (losses) from investments	(162,747)
Change in Net Assets Resulting from Operations	$(136,470)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	nine months ended	For the year ended	For the year ended
	December 31, 2016	March 31, 2016	March 31, 2015

Investment Activities:
Operations:
Net investment income	$58,192	$26,277	$4,140
Net realized gains from investment transactions	156,288	390,976	162,582
Change in unrealized appreciation/depreciation from investments	606,860	(553,723)	213,128
Change in Net Assets Resulting from Operations	821,340	(136,470)	379,850
Dividends:
Net investment income	(68,960)	(16,526)	(1,747)
Net realized gains from investment transactions	(321,176)	(350,500)	(264,517)
Change in Net Assets Resulting from Shareholder Dividends	(390,136)	(367,026)	(266,264)
Capital Share Transactions:
Proceeds from shares issued	547,155	1,339,502	600,028
Dividends reinvested	322,044	294,835	254,275
Cost of shares redeemed	(378,521)	(928,394)	(389,915)
Change in Net Assets Resulting from Capital Share Transactions	490,678	705,943	464,388
Change in Net Assets	921,882	202,447	577,974
Net Assets:
Beginning of period	5,588,563	5,386,116	4,808,142
End of period	$6,510,445	$5,588,563	$5,386,116
Share Transactions:
Issued	40,999	102,400	45,724
Reinvested	23,472	24,528	19,850
Redeemed	(29,016)	(72,027)	(29,591)
Change in shares	35,455	54,901	35,983
Accumulated undistributed net investment income	$2,560	$12,819	$3,651

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

								Period
	For the nine							November 30,
	months		For the year		For the year	For the year	For the year	2011(e)
	ended		ended		ended	ended	ended	through
	December 31,		March 31,		March 31,	March 31,	March 31,	March 31,
	2016		2016		2015	2014	2013	2012

Net Asset Value, Beginning of Period	$12.49		$13.72		$13.49	$12.05	$11.09	$10.00

Investment Activities:
Operations:
Net investment income	0.13		0.06		0.01	(0.01)	0.04	—
Net realized and unrealized gains (losses) from investment transactions	1.72		(0.41)		0.97	2.40	1.05	1.09
Total from investment activities	1.85		(0.35)		0.98	2.39	1.09	1.09
Dividends:
Net investment income	(0.15)		(0.04)		—	—	(0.05)	—
Net realized gains from investments	(0.71)		(0.84)		(0.75)	(0.95)	(0.08)	—
Total dividends	(0.86)		(0.88)		(0.75)	(0.95)	(0.13)	—

Net Asset Value, End of Period	$13.48		$12.49		$13.72	$13.49	$12.05	$11.09

Total Return	14.67	%(a)	(2.34)%		7.69%	20.05%	10.00%	10.96	%(a)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$6,510		$5,589		$5,386	$4,808	$4,719	$3,605
Ratio of net expenses to average net assets	0.75	%(b)	0.79	%(d)	1.00%	1.00%	1.00%	1.00	%(b)
Ratio of net investment income to average net assets	1.31	%(b)	0.49%		0.09%	(0.06)%	0.37%	0.03	%(b)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets(c)	1.61	%(b)	1.73%		1.73%	1.59%	2.02%	2.18	%(b)
Portfolio turnover rate	22.69	%(a)	50.15%		33.07%	35.97%	33.83%	12.14	%(a)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)    Not annualized for periods less than one year.

(b)    Annualized for periods less than one year.

(c)     During the periods ending March 31, 2012 through March 31, 2016 and December 31, 2016, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

(d)    The net expense ratio shown for the period represents the blended ratio of the current expense limit in effect as of June 1, 2015 and the higher expense limit in effect prior to that date.

(e)     Commencement of operations on November 30, 2011.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Small Cap Fund
December 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (100.0%)
Consumer Discretionary (14.1%)
Big Lots, Inc.	86,000	4,318,060
Brinker International, Inc.	48,000	2,377,440
Cheesecake Factory, Inc.	67,000	4,011,960
Choice Hotels International, Inc.	90,000	5,044,500
Dorman Products, Inc. (a)	70,000	5,114,200
Fossil Group, Inc. (a)	38,000	982,680
Gentherm, Inc. (a)	57,000	1,929,450
ILG, Inc.	160,000	2,907,200
Sally Beauty Holdings, Inc. (a)	139,000	3,672,380
Tenneco, Inc. (a)	55,000	3,435,850
Texas Roadhouse, Inc.	65,000	3,135,600
The Cato Corp., Class A	95,000	2,857,600
Tupperware Brands Corp.	28,000	1,473,360
Urban Outfitters, Inc. (a)	45,000	1,281,600
Williams Sonoma, Inc.	74,000	3,580,860
		46,122,740
Consumer Staples (3.3%)
Flowers Foods, Inc.	155,000	3,095,350
Sanderson Farms, Inc.	24,000	2,261,760
The Boston Beer Co., Inc., Class A (a)	16,000	2,717,600
United Natural Foods, Inc. (a)	54,000	2,576,880
		10,651,590
Energy (2.9%)
Dril-Quip, Inc. (a)	35,000	2,101,750
Forum Energy Technologies, Inc. (a)	154,000	3,388,000
Natural Gas Services Group, Inc. (a)	67,000	2,154,050
Oceaneering International, Inc.	66,000	1,861,860
		9,505,660
Financials (17.5%)
1st Source Corp.	36,000	1,607,760
Artisan Partners Asset Management, Inc.,
Class A	64,000	1,904,000
Bank of Hawaii Corp.	73,000	6,474,370
Cohen & Steers, Inc.	89,000	2,990,400
Commerce Bancshares, Inc.	76,000	4,393,560
CVB Financial Corp.	125,000	2,866,250
Eagle Bancorp, Inc. (a)	40,000	2,438,000
Eaton Vance Corp.	115,000	4,816,200
Horace Mann Educators Corp.	53,000	2,268,400
Independent Bank Corp.	57,000	4,015,650
Infinity Property & Casualty Corp.	34,000	2,988,600
Lakeland Financial Corp.	55,000	2,604,800
Morningstar, Inc.	33,000	2,427,480
Texas Capital Bancshares, Inc. (a)	38,000	2,979,200
Tompkins Financial Corp.	24,000	2,268,960
Trustmark Corp.	70,000	2,495,500
UMB Financial Corp.	60,000	4,627,200
Washington Federal, Inc.	67,000	2,301,450
Washington Trust BanCorp, Inc.	16,000	896,800
		57,364,580
Health Care (14.3%)
Air Methods Corp. (a)	66,000	2,102,100
Anika Therapeutics, Inc. (a)	63,000	3,084,480
Atrion Corp.	4,000	2,028,800
Bio-Techne Corp.	22,000	2,262,260
Bruker Corp.	179,000	3,791,220
Chemed Corp.	32,000	5,133,120
CorVel Corp. (a)	34,000	1,244,400
Ensign Group, Inc.	115,000	2,554,150
Globus Medical, Inc., Class A (a)	89,000	2,208,090
Haemonetics Corp. (a)	71,000	2,854,200
Masimo Corp. (a)	85,000	5,729,000
Meridian Bioscience, Inc.	171,000	3,026,700
Owens & Minor, Inc.	119,000	4,199,510
PAREXEL International Corp. (a)	45,000	2,957,400
U.S. Physical Therapy, Inc.	54,000	3,790,800
		46,966,230
Industrials (14.6%)
Applied Industrial Technologies, Inc.	86,000	5,108,400
Chart Industries, Inc. (a)	56,000	2,017,120
CLARCOR, Inc.	21,000	1,731,870
Donaldson Co., Inc.	68,000	2,861,440
Franklin Electric Co., Inc.	98,000	3,812,200
Genesee & Wyoming, Inc., Class A (a)	19,000	1,318,790
Herman Miller, Inc.	72,000	2,462,400
Hub Group, Inc., Class A (a)	70,000	3,062,500
Landstar System, Inc.	43,000	3,667,900
Lincoln Electric Holdings, Inc.	38,000	2,913,460
Nordson Corp.	23,000	2,577,150
Tennant Co.	63,000	4,485,600
The Toro Co.	63,000	3,524,850
UniFirst Corp.	35,000	5,027,750
Valmont Industries, Inc.	24,000	3,381,600
		47,953,030
Information Technology (18.2%)
Aspen Technology, Inc. (a)	89,000	4,866,520
Coherent, Inc. (a)	29,000	3,984,165
DHI Group, Inc. (a)	281,000	1,756,250
DST Systems, Inc.	51,284	5,495,080
ExlService Holdings, Inc. (a)	57,000	2,875,080
InterDigital, Inc.	54,000	4,932,900
IPG Photonics Corp. (a)	47,000	4,639,370
NETGEAR, Inc. (a)	68,000	3,695,800
NIC, Inc.	159,000	3,800,100
Plantronics, Inc.	83,000	4,545,080
Power Integrations, Inc.	55,000	3,731,750
Syntel, Inc.	90,000	1,781,100
Tech Data Corp. (a)	38,000	3,217,840
Teradata Corp. (a)	121,000	3,287,570
Ubiquiti Networks, Inc. (a)	56,000	3,236,800
WEX, Inc. (a)	35,000	3,906,000
		59,751,405
Materials (4.9%)
AptarGroup, Inc.	28,000	2,056,600
Calgon Carbon Corp.	125,000	2,125,000
Minerals Technologies, Inc.	65,000	5,021,250
Quaker Chemical Corp.	18,000	2,302,920
Silgan Holdings, Inc.	89,000	4,555,020
		16,060,790
Real Estate (6.8%)
CoreSite Realty Corp.	54,000	4,285,980
DuPont Fabros Technology, Inc.	90,000	3,953,700
LaSalle Hotel Properties	112,000	3,412,640
National Health Investors, Inc.	36,000	2,670,120
Ryman Hospitality Properties, Inc.	56,000	3,528,560
Tanger Factory Outlet Centers, Inc.	120,000	4,293,600
		22,144,600
Utilities (3.4%)
American States Water Co.	47,000	2,141,320
New Jersey Resources Corp.	87,300	3,099,150
ONE Gas, Inc.	91,000	5,820,360
		11,060,830
TOTAL COMMON STOCKS (Cost $248,645,155)		327,581,455

INVESTMENT COMPANIES (1.7%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.24%(b)	5,562,800	5,562,800
TOTAL INVESTMENT COMPANIES (Cost $5,562,800)		5,562,800

Total Investments (Cost $254,207,955) — 101.7%(c)		333,144,255
Liabilities in excess of other assets — (1.7)%		(5,550,805)
NET ASSETS — 100.0%		$327,593,450

(a)     Non-income producing security.

(b)     Rate disclosed is the seven day yield as of December 31, 2016.

(c)     See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at fair value (cost $254,207,955)	$333,144,255
Dividends receivable	434,255
Receivable for investments sold	102,801,943
Receivable for capital shares issued	190,327
Prepaid expenses and other assets	19,837
Total Assets	436,590,617
Liabilities:
Payable for capital shares redeemed	108,581,145
Accrued expenses and other liabilities:
Investment adviser	251,435
Administration and accounting	40,159
Chief compliance officer	1,504
Custodian	4,128
Shareholder servicing fees	34,390
Transfer agent	5,987
Trustee	145
Other	78,274
Total Liabilities	108,997,167
Net Assets	$327,593,450
Composition of Net Assets:
Capital	$236,066,690
Accumulated undistributed net investment income	195,458
Accumulated net realized gains from investment transactions	12,395,002
Net unrealized appreciation from investments	78,936,300
Net Assets	$327,593,450
Shares outstanding (par value $0.01, unlimited number of shares authorized)	22,858,343
Net Asset Value, Offering Price and Redemption price per share	$14.33

STATEMENTS OF OPERATIONS

For the nine months ended December 31, 2016

Investment Income:
Dividends	$6,131,495
Total Investment Income	6,131,495
Expenses:
Investment adviser	2,070,534
Administration and accounting	283,867
Chief compliance officer	11,391
Custodian	37,053
Shareholder servicing	302,704
Transfer agency	29,627
Trustee	22,304
Other	171,226
Total expenses before fee reductions	2,928,706
Fees contractually reduced by the investment adviser	(157,762)
Net Expenses	2,770,944
Net Investment Income	3,360,551
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	22,122,179
Change in unrealized appreciation/depreciation from investments	31,044,553
Net realized/unrealized gains (losses) from investments	53,166,732
Change in Net Assets Resulting from Operations	$56,527,283

For the year ended March 31, 2016

Investment Income:
Dividends	$5,427,083
Total Investment Income	5,427,083
Expenses:
Investment adviser	2,838,811
Administration and accounting	400,414
Chief compliance officer	17,796
Custodian	64,964
Shareholder servicing	508,558
Transfer agency	39,426
Trustee	27,230
Other	179,867
Total expenses before fee reductions	4,077,066
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(297,469)
Net Expenses	3,774,147
Net Investment Income	1,652,936
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	35,027,795
Change in unrealized appreciation/depreciation from investments	(44,598,483)
Net realized/unrealized gains (losses) from investments	(9,570,688)
Change in Net Assets Resulting from Operations	$(7,917,752)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	nine months ended	For the year ended	For the year ended
	December 31, 2016	March 31, 2016	March 31, 2015

Investment Activities:
Operations:
Net investment income	$3,360,551	$1,652,936	$791,676
Net realized gains from investment transactions	22,122,179	35,027,795	47,957,282
Change in unrealized appreciation/depreciation from investments	31,044,553	(44,598,483)	(34,259,948)
Change in Net Assets Resulting from Operations	56,527,283	(7,917,752)	14,489,010
Dividends:
Net investment income	(3,993,823)	(1,493,172)	(386,517)
Net realized gains from investment transactions	(9,153,927)	(58,309,973)	(31,345,842)
Change in Net Assets Resulting from Shareholder Dividends	(13,147,750)	(59,803,145)	(31,732,359)
Capital Share Transactions:
Proceeds from shares issued	74,410,954	20,953,558	13,576,896
Dividends reinvested	12,938,039	58,903,085	31,322,227
Cost of shares redeemed	(141,791,508)	(113,160,602)	(124,266,848)
Change in Net Assets Resulting from Capital Share Transactions	(54,442,515)	(33,303,959)	(79,367,725)
Change in Net Assets	(11,062,982)	(101,024,856)	(96,611,074)
Net Assets:
Beginning of period	338,656,432	439,681,288	536,292,362
End of period	$327,593,450	$338,656,432	$439,681,288
Share Transactions:
Issued	5,453,700	1,559,272	907,477
Reinvested	884,955	4,855,984	2,178,180
Redeemed	(10,061,133)	(8,756,963)	(8,264,667)
Change in shares	(3,722,478)	(2,341,707)	(5,179,010)
Accumulated undistributed net investment income	$195,458	$621,907	$563,027

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the nine
	months		For the year	For the year	For the year	For the year	For the year
	ended		ended	ended	ended	ended	ended
	December 31,		March 31,	March 31,	March 31,	March 31,	March 31,
	2016		2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$12.74		$15.20	$15.73	$14.25	$13.24	$14.00

Investment Activities:
Operations:
Net investment income	0.12		0.06	0.03	—	0.05	0.01
Net realized and unrealized gains (losses) from investment transactions	1.92		(0.25)	0.51	2.66	1.43	0.20
Total from investment activities	2.04		(0.19)	0.54	2.66	1.48	0.21
Dividends:
Net investment income	(0.14)		(0.06)	(0.01)	—	(0.05)	(0.01)
Net realized gains from investments	(0.31)		(2.21)	(1.06)	(1.18)	(0.42)	(0.96)
Total dividends	(0.45)		(2.27)	(1.07)	(1.18)	(0.47)	(0.97)

Net Asset Value, End of Period	$14.33		$12.74	$15.20	$15.73	$14.25	$13.24

Total Return	15.94	%(a)	(0.52)%	3.81%	18.74%	11.61%	2.35%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$327,593		$338,656	$439,681	$536,292	$502,789	$328,009
Ratio of net expenses to average net assets	1.00	%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.21	%(b)	0.44%	0.17%	0.02%	0.38%	0.05%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets(c)	1.06	%(b)	1.08%	1.05%	1.07%	0.99%	1.09%
Portfolio turnover rate	51.92	%(a)	37.42%	28.62%	34.50%	33.34%	30.99%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)    Not annualized for periods less than one year.

(b)    Annualized for periods less than one year.

(c)     During the periods ending March 31, 2012 through March 31, 2016 and December 31, 2016, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

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Environmental, Social and Governance Research and Engagement Update (Unaudited)

We present below our fifth annual report on the impact of Walden’s company engagement initiatives to encourage more sustainable business policies, practices, and transparency on a range of environmental, social, and governance (ESG) topics. Our achievements continue to demonstrate that investors can have a constructive influence on corporate behavior and accountability.

Reach & Impact In 2016: The Numbers

Walden engaged approximately 44 percent of companies held in client portfolios across investment strategies in 2016* (Table 1). These initiatives include written communications, private conversations with company representatives, shareholder resolutions, outreach through ad hoc groups of investors with common holdings, and organized coalition actions that address pertinent ESG issues across sectors or industries. Topics most addressed by Walden during the year, in order of frequency, were climate change and board diversity (tied), lobbying disclosure, sustainability (or ESG) reporting, and LGBT equal employment opportunity.

Table 1 does not represent the entirety of Walden’s engagement activity as it excludes outreach to companies that are not held in Walden client portfolios. This occurs frequently when we participate in collaborative engagements spanning entire sectors. Walden may also engage directly with companies not held in client portfolios if we believe there is a compelling reason to be involved. For example, helping to convince a leading manufacturer to adopt science-based greenhouse gas (GHG) goals would provide a model for portfolio companies to act.

Our reported reach of 44 percent also obscures Walden’s frequent practice of engaging on multiple ESG issues at a single company. Furthermore, the metric does not distinguish between companies that receive one communication from those with multiple points of contact.

The number of companies we interact with provides important context, but we believe that actual outcomes matter more. In 2016, Walden achieved an impact rate of 31 percent (Table 2), which is our measure of the effectiveness of engagement. The impact rate is expressed as the percentage of companies demonstrating improvement relative to the companies reached through engagement. Table 2 also shows impact rates by primary ESG topic areas ranged from 17 to 53 percent.

Table 1: Walden’s Reach in 2016

Reach
# of Portfolio Companies Engaged	147
Reach Rate: % of Portfolio Holdings Engaged*	44%
Most Frequent ESG Topics (# of Companies)
Climate Change	41
Board Diversity	41
Lobbying Disclosure	21
Sustainability Reporting	17
LGBT Equal Employment Opportunity	16

Table 2: Walden’s Impact in 2016

Impact
# of Portfolio Companies	45
Impact Rate: % of Companies Engaged (147)	31%
Impact Rates for Most Frequent ESG Topics
Climate Change	17%
Board Diversity	29%
Lobbying Disclosure	19%
Sustainability Reporting	53%
LGBT Equal Employment Opportunity	38%

What constitutes improvement in ESG performance? Unlike recording and counting the numbers of companies engaged and the issues addressed, assessing impact can be a subjective process. As reported previously, we consider engagement to be successful when we observe progress toward one or more of three potential outcomes: better corporate policies (e.g., amending board nominating charters to include explicit consideration of gender and race), more sustainable business practices (e.g., adoption of science-based GHG goals), and increased transparency (e.g., initiating or substantially improving sustainability reports).

Collaborating with other investors often extends our reach when the engagement activity—typically in the form of a signatory letter— involves numerous companies. The flip side of these partnerships, which oftentimes function to build corporate awareness, is that they dilute Walden’s calculated impact rate. For example, in 2016 we joined a group that wrote S&P 100 companies asking for their support of a new Equal Employment Opportunity Commission

* The 334 companies in the universe considered for engagement include several companies that are not widely held in actively managed accounts. These include smaller positions held in Boston Trust client accounts that may not be held for Walden clients as well as low cost basis positions held in taxable accounts. Walden International Equity Fund holdings are currently excluded from the universe, pending an evaluation of the opportunities for engagement and strategy assets. This figure and the associated discussion sections include certain security holdings of The Boston Trust & Walden Funds as well security holdings within separate accounts of Boston Trust & Investment Management Company and its affiliates that utilize Walden Asset Management’s services for a fee as noted on page 1.

proposal to increase wage disclosure by gender, race, and job categories. We believe it is important for investors to signal their interest and support, but portfolio company follow up on this issue is a lower priority. Hence, improvement in policies, practices, or transparency is less likely at these companies.

In our 2015 annual impact report, a separate section “Limitations to the Measurement of Impact” described five primary challenges. To better understand and interpret the reported impact metrics, a summary of these challenges follows:

•          The continuum of progress: Corporate progress is often incremental and can span multiple years. Walden counts milestones achieved in reporting periods as evidence of progress.

•          Attribution: Observed progress may be primarily catalyzed by Walden’s engagement but also often represents the combined efforts of numerous investors and other stakeholders, as well as internal company advocates.

•          Quality vs. Quantity: Improvements in policies, practices, and transparency are not all equal in terms of the time and resources required to implement them or in the magnitude of the impact; yet they are counted equally.

•          Transparency: On occasion, progress may be counted in our reporting based on private conversations and commitments before we publicly report the details.

•          Real World Progress vs. Corporate Change: Our current definition of ESG impact is usually at least one step removed from real world impacts such as the amount of emissions avoided, a decrease in workplace discrimination incidents, or a diminution of corporate money in politics.

EXAMPLES OF IMPACT IN 2016

Climate Change

While Walden’s approach to addressing climate change is multi-faceted, we focus engagement on two primary objectives. We encourage companies to adopt science-based GHG goals, entailing global reduction of GHG emissions by 55% by 2050 and reaching net zero emissions between 2050 and 2100. We also seek to influence companies to support effective climate-related public policy because we believe a vocal corporate constituency is crucial for continued progress.

•          U.S. Bancorp set a new science-based GHG reduction goal in 2016: a 40 percent reduction in GHG emissions from operations by 2029 and 60 percent by 2044 relative to 2014 levels.

•          Electronic products manufacturer Hubbell conducted a baseline study of energy efficiency in 2016 and plans to set a goal in 2017.

•          ConocoPhillips increased disclosure on carbon asset risk—how it addresses physical, operational, and financial risks associated with climate change—and is now recognized as a leader in

A Closer Look: The Cheesecake Factory

Walden first purchased shares of The Cheesecake Factory (CAKE) for our clients in July of 2014; currently, their collective holdings rank among the company’s top 25 shareholders. Our initial ESG analysis identified several areas of superior performance, most notably a strong workplace culture and benefits that contributed to low employee turnover as well as recognition for the first time on Fortune magazine’s venerated “100 Best Companies to Work For” list.

Notwithstanding CAKE’s positive ESG record, our 2014 assessment also identified two areas for improvement where we believed shareholder engagement could be beneficial: board diversity and LGBT policies. CAKE’s 7-member board of directors had no women or people of color, significantly lagging its self-identified peer group. Also, in 2009 CAKE settled for $345,000 an Equal Employment Opportunity Commission lawsuit alleging same-sex sexual harassment.

Walden’s shareholder engagement with CAKE began with a September 2014 letter encouraging greater board diversity. Though we did not receive a prompt response, CAKE’s Director of Investor Relations reached out prior to its annual meeting of shareholders in May 2015 to discuss general matters of corporate governance and simultaneously committed to address our other ESG concerns. As we prepared for a follow up phone conference, Walden also sought information about CAKE’s equal employment opportunity (EEO) policy with respect to LGBT protections. An ensuing phone meeting in October 2015 marked the beginning of an ongoing, constructive conversation between Walden’s ESG and securities analysts and CAKE’s management team that included the General Counsel, CFO, and ultimately, the CEO at an in-person meeting in our office in September 2016.

From the onset, CAKE, a company founded by a woman, articulated its commitment to women in leadership roles on the board and in management as well as its goal to uphold best practices regarding nondiscrimination policies. CAKE listened to our proposals on how to make this commitment more apparent to stakeholders by fine-tuning corporate policies and posting them on the corporate website. We made the business case for being proactive in identifying diverse board candidates, encouraging long term thinking that would not be satisfied with one woman or person of color on the director slate.

Since our first interactions, we have been pleased to observe significant progress in policies, practices, and transparency consistent with our advocacy. CAKE added “gender identity” and “gender expression” to its EEO policy, which is now featured prominently on its website. Its “Corporate Governance and Nominating Committee Policies and Procedures Regarding Board of Directors Candidates” was amended in February 2016 to explicitly include gender and ethnicity as factors considered in identifying candidates. Lastly, in December 2016 CAKE appointed a woman director with 30 years of restaurant experience to its Board, where she will also serve on the Corporate Governance and Nominating Committee.

As long term investors who appreciate that ESG progress is usually incremental over time, we believe that we have developed a relationship of trust with CAKE’s management that fosters openness to our perspective and input. Certainly, before Walden’s engagement, CAKE was committed to high standards (for the third consecutive year CAKE made the 100 Best list in 2016, the only restaurant chain to make the cut). But we also believe that our interactions helped build significant momentum for positive change.

considering the impacts of a transition to a low-carbon global economy.

•          PNC Financial Services continued to develop its portfolio environmental stress test framework to better inform its lending, financing, and investing activities and also enhanced disclosure on this initiative.

Alphabet (Google), Apple, Microsoft, and Amazon submitted an amicus brief backing the EPA’s Clean Power Plan, which limits GHG emissions from existing fossil fuel power plants and is central to the U.S. commitment to combat climate change. Having pledged to power their business operations exclusively with renewable energy, these technology companies wrote, “delaying action on climate change will be costly in economic and human terms, while accelerating the transition to a low-carbon economy will produce multiple benefits with regard to sustainable economic growth, public health, resilience to natural disasters, and the health of the global environment.” Additionally, we asked several companies to consider adding their names to a Ceres-organized, joint investor-company statement to President-elect Trump and members of the U.S. Congress to express strong support for the Paris Climate Agreement. We applaud Johnson & Johnson for endorsing the statement.

Water Risk

The supply of fresh water is increasingly stressed by climate change, water pollution, and population growth. Water scarcity is not only a threat to public health; it poses a significant risk for the highly water dependent global food and beverage value chain. Conversations addressing water stewardship at two companies continued to demonstrate progress in 2016.

•                  Flowers Foods used the Global Water Tool provided by the World Business Council for Sustainable Development to assess global water risk, completed the CDP water questionnaire, and set a goal to reduce water use by 10 percent per metric ton of product.

•                  McCormick is launching a pilot farmer support program addressing water risk (and sustainable agriculture generally) with top suppliers, and enhanced its disclosure in the annual CDP water questionnaire.

Board Diversity

Walden engages companies that have one or no women or people of color on their boards of directors. This often follows our practice of voting on the annual proxy ballot against directors serving on nominating committees. Growing pressure from major institutional investors as well as business leaders has helped change the dynamic of our conversations with companies. For example, the Business Roundtable recently made the business case for ethnic and gender diversity in its updated governance principles. For the most part, portfolio companies appear to know they need to improve board composition as part of board refreshment and they are taking appropriate steps.

•                  Bruker, Cabot Oil & Gas, The Cheesecake Factory, CLARCOR, Cohen & Steers, CoreSite, Discovery Communications, and IPG Photonics each added a woman director in 2016. Four of these firms had previously amended their corporate governance policies to explicitly consider gender and race in the nominating process.

•                  Hub Group agreed to strengthen corporate governance policies by committing to a diverse candidate pool and expanding recruitment networks.

Equal Employment Opportunity (EEO): LGBT

North Carolina’s passage of House Bill 2 (HB2) last March brought to the fore that LGBT individuals continue to lack legal protections in many areas of the country. The significant economic impact of the discriminatory law was plainly visible as businesses canceled investments (e.g., PayPal terminated a planned global center), major sports events were relocated, and entertainers boycotted North Carolina. HB2 served as a reminder to Walden of the importance of our advocacy for inclusive company EEO policies that explicitly protect employees from discrimination based on sexual orientation or gender identity and expression. Applied Industrial Technologies, Avery Dennison, Brown & Brown, Calgon Carbon, and Chart Industries adopted more inclusive EEO policies over the year and posted them to their websites. On this issue, companies appear to be leading policymakers.

Sustainability (or ESG) Reporting

In November, the Forum for Sustainable and Responsible Investment released its biennial report on trends in U.S. SRI (Sustainable, Responsible, and Impact) investing. The headline finding was that U.S. SRI assets increased 33 percent from 2014 to $8.72 trillion, representing about one out of every 5 dollars under professional management. One would think that, with this large commitment to SRI, robust, standardized, and verified ESG reporting would be commonplace, providing portfolio managers with good information to guide investment decisions. Unfortunately this is not the case, especially with respect to smaller companies.

Walden finds that many companies are responsive to requests for sustainability reports that describe how they measure, manage, and monitor their ESG risks and opportunities. BB&T published its inaugural sustainability report in the fall. After high levels of support for shareholder resolutions calling for sustainability reports at their 2016 annual meetings, CLARCOR, Emerson Electric and ESCO Technologies agreed to develop ESG reporting. Nordson also committed to produce its first report and to update it annually, and hired a consultant to start the process.

Other

The following examples of company initiatives addressing other ESG topics provide additional evidence of the impact of Walden’s engagement activity.

American Express increased lobbying disclosure, including third-party lobbying through trade associations, and detailed board and management oversight of political spending.

PPG committed to phase out the use of lead from commercial coatings, the last of its products to contain this potent neurotoxin. The company also agreed to provide an update in its 2017 sustainability report.

Embroiled in controversy following the $185 million settlement in September for “the widespread illegal practice of secretly opening unauthorized deposit and credit card accounts” (Consumer Financial Protection Bureau statement), Wells Fargo announced in December a by-law amendment to require separation of the CEO and Chair positions. This separation of responsibilities fosters independent oversight and is considered a best practice in corporate governance.

Public Policy Advocacy

Public policies are often an essential part of the solution to complex and systemic environmental, social, and governance (ESG) concerns. For example, encouraging companies one-by-one to adopt science-based GHG reduction goals is a worthy endeavor, but a policy mandate in support of a price on carbon is needed to level the playing field economy-wide and ensure broad based action. Walden is committed to federal and state level public policy advocacy that complements and strengthens our company engagement initiatives.

Policy advocacy takes many forms: joining investor coalitions in letters or statements to governmental entities and standard-setting organizations; responding to requests for comment on new or proposed changes to policies; and in-person visits to legislators or agencies that have direct policy-making responsibilities.

In 2016 Walden participated in over two dozen signatory letters and statements addressing an array of ESG topics. While we often provided input, these initiatives were led by a diverse group of NGOs and other stakeholders such as Ceres/INCR (Investor Network on Climate Risk), the Cotton Campaign, the Council on Institutional Investors, ICCR (Interfaith Center on Corporate Responsibility), Public Citizen, PRI (Principles for Responsible Investment network), US SIF (U.S. Forum for Sustainable and Responsible Investment), as well as large institutional investors including CalSTRS and the NYC Comptroller. As examples, investor statements this past year called for:

•      Securing the Paris 2015 Climate Agreement;

•      Methane emissions reductions in the oil and gas sector;

•      Adherence to a set of carbon pricing principles to ensure strong standards;

•      Full repeal of North Carolina’s HB2 legislation that curtailed protections for LGBT individuals;

•      Ending the use of forced labor in cotton production in Uzbekistan and Turkmenistan;

•      Banning the use of antibiotics important to human medicine in meat production; and

•      SEC mandated disclosure of corporate political spending.

We submitted public comments to the SEC regarding Regulation S-K on corporate disclosure requirements, making the case for enhanced disclosures on political spending, pay equity, board and management diversity, and climate risk. Separately, in a letter to President Obama, we encouraged an executive order requiring political spending transparency for corporate entities receiving government contracts. Walden also provided guidance on listing requirements to the World Federation of Exchanges as well as input to the Financial Stability Board’s Task Force on Financial Related Climate Disclosure. Lastly, we provided public comments in support of the Equal Employment Opportunity Commission’s (EEOC) proposal to increase disclosure of wage data as a means to address persistent wage gaps experienced by women and people of color. Representatives of the EEOC followed up with us to explore the adequacy of different wage metrics.

As a participant in US SIF’s “Hill Day,” Walden had the opportunity to address directly many of the issues identified above with White House staff and state lawmakers. Here in Boston, we joined Ceres at a meeting with representatives of the Massachusetts Department of Environmental Protection and Office of Energy & Environmental Affairs to express support for the Regional Greenhouse Gas Initiative and urge more ambitious emissions reduction targets.

Walden does not quantify the impact of our public policy advocacy, though we report on any changes that are consistent with our positions. Still, we are convinced that investors, including Walden, are a critical constituency to hold policymakers accountable on matters of social and environmental responsibility.

We begin 2017 facing significant uncertainty about the direction of U.S. public policy related to many priorities that we share with our clients—climate change; the rights of women, people of color, and LGBT individuals; income inequality; corporate influence in politics; among them. While aspects of the current political and social discourse are profoundly unsettling, Walden believes that with encouragement from an active investor constituency, many companies are poised to ensure forward progress. We are also heartened by a new December 29 Department of Labor Interpretive Bulletin that supports the rights of investors, like Walden, to engage with companies on critical environmental and social matters. (Walden had joined US SIF in advocating for this guidance.) We are as committed as ever to doing just that.

The equities in bold-face in the above commentary were holdings of one or more of the Walden Funds as of December 31, 2016.

The information contained herein has been prepared from sources and data we believe to be reliable, but we make no guarantee as to its adequacy, accuracy, timeliness, or completeness. We cannot and do not guarantee the suitability or profitability of any particular investment. No information herein is intended as an offer or solicitation of an offer to sell or buy, or as a sponsorship of any company, security, or fund. Neither Walden nor any of its contributors makes any representations about the suitability of the information contained herein. Opinions expressed herein are subject to change without notice.

Walden Asset Management Fund

Walden Equity Fund

December 31, 2016

William H. Apfel, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Asset Management Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The Fund seeks long-term growth of capital through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Stocks, as measured by the S&P 500 Index, continued their almost 8-year-old rally, posting 10.47% of total return during the nine month fiscal period ended December 31, 2016. Stocks have now achieved gains of over 250% since the market’s low in March 2009. The Walden Asset Management Fund posted a total return of 5.87% for the period, benefiting from our decision to maintain an above average allocation to equities; the bond market, as measured by the Bloomberg Barclays U.S. Government/Credit Index was slightly down with a total return of -0.41% for the same nine month fiscal period. The Walden Equity Fund posted a net total return of 8.80% for the fiscal period.

Investors will recall that markets began calendar 2016 inauspiciously as indices of large cap stocks declined approximately 10% and global oil prices dropped below $30 per barrel. However, the early gloom dissipated as forecasts of an abrupt end to years of slow but steady global growth proved too pessimistic. Markets had recouped much of their losses by the end of March, and except for the brief market decline in response to the British vote to leave the European Union in June and the modest October sell off, large cap stocks mostly increased gradually until the November election. In the wake of the victory of Donald Trump, the market rise accelerated. The sectors favored reflected a revised assessment of business opportunities. Domestically focused companies that are beneficiaries of rising interest rates and less regulation fared best. Most global business lagged, especially those that will derive the least benefit from Trump’s proposed corporate tax cuts.

While the economic context in which companies operate is a necessary consideration in making investment decisions, we have avoided making large changes in investment strategy based upon political decisions that are inherently difficult to forecast. Indeed, we suspect that the market may have already gone too far in divining actual policies from the often contradictory pronouncements being made by politicians. Actual changes in tax, spending, regulatory, and trade policies await the proposals of the new administration and the legislation process. Even once known, the ultimate investment consequences of policy changes can prove surprising. In this environment, we believe it is especially important to maintain our commitment to constructing broadly diversified portfolios comprised of reasonably valued companies with business models and financial characteristics that are likely to prosper in a wide range of market environments.

Market forecasts should always be made with humility. We might be well schooled in market history or the intricacies of corporate cash flows, but to a large degree short-term investment returns are determined by future events. These range from the myriad decisions made by small businesses to central bank policy to the vagaries of geopolitics. Given the political changes in prospect for 2017, forecasts made today are especially fraught. Nonetheless, we judge that the balance of risk and opportunity over the longer term continues to favor equities over bonds. While stocks today are moderately expensive by our measures, the balance sheets of most of the high quality companies we favor are strong, cash flows ample, and capital allocation strategies prudent. In contrast, yields offered by high quality fixed income investments remain low by historical standards and are likely to rise if many of the proposed policies are implemented. As such, we continue to maintain an above average allocation to equities in the Walden Asset Management Fund. Equity segments of both Funds will continue to be invested in the manner noted above, while bond holdings are invested in the securities of high quality issuers. We believe having the Funds’ portfolios constructed in this manner will again provide a degree of protection even in an adverse investment environment.*

* Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden Asset Management Fund
Walden Equity Fund
December 31, 2016

	For the period ended 12/31/16
	Aggregate	Annualized
					Since Inception
	9 Months	1 Year	5 Years	10 Years	(6/18/99)
Walden Asset Management Fund(1)	5.87%	9.08%	9.17%	5.68%	4.94%
Walden Equity Fund(1)	8.80%	11.80%	12.10%	7.14%	5.70%
S&P 500 Index	10.47%	11.96%	14.66%	6.95%	4.94%
Bloomberg Barclays U.S. Government/Credit Index	-0.41%	3.05%	2.29%	4.40%	5.15%
Citigroup 90-Day U.S. Treasury Bill Index	0.22%	0.27%	0.09%	0.73%	1.81%

Hypothetical Growth of a $100,000 Investment

The charts represent a 10-year hypothetical $100,000 investment in the Walden Asset Management Fund and Walden Equity Fund, and represents the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Asset Management Fund is measured against a combination of equity and fixed income indices. The Walden Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities, it is also also widely viewed as a proxy for the total market. The Bloomberg Barclays U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Bloomberg Barclays U.S. Government/Credit Index is a component of the Bloomberg Barclays U.S. Aggregate Index. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The indices are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Walden Asset Management Fund

Fund Net Asset Value:	$15.74
Gross Expense Ratio(1):	1.06%

Walden Equity Fund

Fund Net Asset Value:	$18.82
Gross Expense Ratio(1):	1.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1) The Gross Expense Ratio is from each Funds’ most recent prospectus, dated August 1, 2016. The Gross Expense Ratio excludes the impact of any contractual fee waivers, which limit Fund total expenses to 1.00%, subject to certain limitations as described in each Fund’s prospectus. Please see each Fund’s most recent prospectus for details. Additional information pertaining to each Fund’s expense ratio as of December 31, 2016 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2017 and may be terminated thereafter.

Walden Midcap Fund

December 31, 2016

Stephen J. Amyouny, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

The Walden Midcap Fund posted a return of 7.36% for the nine month period ended December 31, 2016, trailing the benchmark Russell Midcap® Index return of 11.30%. After experiencing a sharp decline in the early weeks of 2016, equities trended higher throughout most of the year, albeit in an uneven and at times volatile pattern. In particular, equities rallied sharply following the Presidential election as investors reacted favorably to the pro-growth initiatives proposed by the Trump administration; investors anticipate that these proposals, which include increased infrastructure spending, lower taxes, and less regulation, will positively impact corporate profits if enacted.

Performance varied widely among sectors and specific industries as investors attempted to position their portfolios to benefit from expected policy changes. For example, banks, which have suffered from sluggish economic growth and low interest rates, rose sharply on expectations for stronger growth, less regulation, and rising interest rates. The portfolio also benefitted from the strong performance of certain diversified financials companies, including capital markets participants. Industrial manufacturers, especially domestically-oriented companies that export goods to international markets, and energy companies also rallied following the election. Conversely, health care stocks generally declined due to heightened concerns over drug pricing as well as the potential repeal of the Affordable Care Act (aka Obamacare). Additionally, stocks of stable companies that have above-average dividend yields came under selling pressure; rising interest rates may reduce the appeal of these income-oriented investments for which valuations have been bid up during the recent low interest rate environment. These stocks include certain companies within the utilities, consumer staples, real estate, and telecom sectors.

During this nine month period, our analysis indicates that the stocks of higher quality, more reasonably-valued companies that we favor trailed the performance of the broader market. Detracting from performance of the Fund was our underrepresentation in energy and materials companies leveraged to oil and other commodity prices. These companies, many of which have histories of volatile earnings and cash flows as well as elevated financial leverage, performed exceptionally well as oil prices nearly doubled from the trough levels reached in mid-February. Semiconductor stocks, another volatile group of companies that we have historically avoided in the past, also performed very well throughout this period. On the positive side, Fund positions within the health care sector performed quite well as we avoided many of the worst performing segments of health care; e.g. biotechnology, specialty pharmaceuticals, and hospitals.

Outlook

As we enter 2017, despite the powerful stock market rally in 2016, there is considerable uncertainty about the priorities of the incoming presidential administration, the path of future Federal Reserve interest rate increases, and the health of the global economy outside the U.S. Policies related to corporate taxes and global trade have the potential to most significantly impact corporate profits. Accordingly, we will be closely monitoring any developments on these issues.

The Fund remains broadly diversified among higher quality companies that we believe have sustainable business models, attractive future prospects, and reasonable valuations. Over the last year, the valuation of mid-cap stocks has expanded by 16% based on operating earnings per share, and the index price-to-earnings(1) multiple on this metric is now 25x. We believe that the valuations of many stocks reflect overly optimistic expectations for future growth and/or the projected benefits from new tax and trade policies. The Fund by contrast is trading at less than 21x operating earnings, while portfolio valuations are consistent with what they were a year ago and at a substantial discount to the market. As a result, we continue to believe such a portfolio should produce attractive risk-adjusted performance compared to the index benchmark over full market cycles.*

* Portfolio composition is subject to change.

(1) The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Walden Midcap Fund
December 31, 2016

	For the period ended 12/31/16
	Aggregate	Annualized
				Since
				Inception
	9 Months	1 Year	5 Years	8/1/11
Walden Midcap Fund(1)	7.36%	12.13%	12.13%	10.82%
Russell Midcap® Index	11.30%	13.80%	14.72%	12.50%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Walden Midcap Fund from August 1, 2011 to December 31, 2016, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that measures the performance of the mid cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$14.90
Gross Expense Ratio(1):	1.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1) The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2016. The Gross Expense Ratio excludes the impact of any contractual fee waivers, which limit Fund total expenses to 1.00%, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2017 and may be terminated thereafter.

Walden SMID Cap Fund

December 31, 2016

Kenneth P. Scott, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle (“smid”) capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the nine months ended December 31, 2016, the Walden SMID Cap Fund returned 14.73%, trailing the 17.13% return of the Russell 2500™ Index. For calendar year 2016, the Fund returned 20.11%, outpacing the Russell 2500™ Index return of 17.59%. For longer-term periods the Fund provided competitive returns with less volatility than the index.

Following the volatile first quarter of calendar 2016, during which the Fund outperformed its benchmark by a wide margin, markets rebounded sharply and somewhat indiscriminately. Our analysis suggests that higher quality stocks modestly underperformed the strong market advance, which was a headwind to our style.

As evidence of the broad rally, most economic sectors appreciated more than 6% during the nine months. Performance of the real estate and health care sectors contributed most to relative performance comparisons. Materials and consumer discretionary were the biggest detractors from relative performance. Within materials, the best performance came from lower quality, more commodity exposed names in the metals & mining and construction materials industries where the Fund has no exposure.

No individual stock had an outsized impact on performance during the period. Among contributors, SVB Financial, East West Bancorp, and UMB Financial are banks, which rallied broadly on investor optimism that rising interest rates and potentially less regulation would bolster profitability. Detractors included three consumer discretionary stocks, Cato, Nordstrom, and Sally Beauty. All three are grappling with changes in consumer preferences.*

Fundamental trends for the U.S. smaller cap market remain healthy. Revenue per share and earnings per share growth among Russell 2500™ companies in the third quarter of 2016 were 5% and 11%, respectively, on a year-over-year basis. Looking forward, we believe that continued employment gains in the U.S., coupled with modest productivity improvements, and still low interest rates, can sustain a modest pace of U.S. economic expansion, which in turn can support gains among smaller cap stocks. That said, the recent pace of smaller-cap market appreciation may be difficult to sustain and any substantial improvement in the U.S. economic environment may take time to materialize. Furthermore, there is significant uncertainty around the potential ramifications of the new administration’s policies, and this may be exacerbated by higher than average index valuations.

We remain focused on constructing well-diversified portfolios of higher quality companies that can generate superior economic returns across macro-economic environments. As always, we believe valuation discipline is paramount to avoid overpaying for expectations that may prove overly optimistic. The Fund currently trades at an average operating price-to-earnings ratio(1) of 21x. This is one-third less than the Russell 2500™ operating price-to-earnings ratio of 34x and gives us confidence that the Fund has potential for far less valuation risk than the market, especially considering the Fund’s above-average quality profile.*

* Portfolio composition is subject to change.

(1) The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Walden SMID Cap Fund
December 31, 2016

	For the period ended 12/31/16
	Aggregate	Annualized
			Since
			Inception
	9 Months	1 Year	6/28/12
Walden SMID Cap Fund(1)	14.73%	20.11%	13.18%
Russell 2500® Index	17.13%	17.59%	14.92%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Walden SMID Cap Fund from June 28, 2012 to December 31, 2016, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$14.60
Gross Expense Ratio(1):	1.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1) The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2016. The Gross Expense Ratio excludes the impact of any contractual fee waivers, which limit Fund total expenses to 1.00%, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2017 and may be terminated thereafter.

Walden Small Cap Fund

December 31, 2016

Kenneth P. Scott, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the nine months ended December 31, 2016, the Walden Small Cap Fund returned 16.57%, trailing the 23.18% return of the Russell 2000® Index. For calendar year 2016, the Fund returned 23.96%, outpacing the Russell 2000® Index return of 21.31% For longer-term periods, the Fund provided competitive returns with less volatility than the index.

Following the volatile first quarter of calendar 2016, during which the Fund outperformed its benchmark by a wide margin, markets rebounded sharply and somewhat indiscriminately. Our analysis suggests that higher quality, more reasonably valued stocks lagged modestly the strong market advance, a headwind to our style that favors such stocks. Additionally, despite rising interest rates during the second half of 2016, we observed that stocks of more levered companies outperformed less levered peers.

As evidence of the broad rally, every economic sector appreciated more than 10% during the nine months, except for real estate. Industrials and real estate were the only two sectors that contributed favorably to relative performance for the period. Fund positioning in other sectors detracted from relative results, most acutely within health care and consumer discretionary. In both sectors, higher quality stocks trailed the overall sector.

No individual stock had an outsized impact on performance during the period. Among contributors, Bank of Hawaii and UMB Financial benefitted from the rally in banks as investors anticipated that future interest rate increases and potentially less regulation would bolster their profitability. Another contributor was CLARCOR, a relatively large position in the Fund that agreed to be acquired for an 18% premium toward the end of 2016. Detractors from performance included several names from the consumer discretionary sector; Fossil and Sally Beauty were among the bottom five.

Fundamental trends for the U.S. small-cap market remain healthy. Revenue per share and earnings per share growth among Russell 2000® companies in the third quarter of 2016 were 5% and 12%, respectively, on a year-over-year basis. Looking forward, we believe that continued employment gains in the U.S., coupled with modest productivity improvements, and still low interest rates, can sustain a modest pace of U.S. economic expansion, which in turn can support gains among small cap stocks. That said, the recent pace of small cap market appreciation may be difficult to sustain and any substantial improvement in the U.S. economic environment may take time to materialize. Furthermore, there is significant uncertainty around the potential ramifications of the new administration’s policies, and this may be exacerbated by higher than average index valuations.

We remain focused on constructing well-diversified portfolios of higher quality companies that can generate superior economic returns across macro-economic environments. As always, we believe valuation discipline is paramount to avoid overpaying for expectations that may prove overly optimistic. The portfolio currently trades at an average operating price-to-earnings ratio(1) of 23x. This is almost half the Russell 2000® operating price-to-earnings ratio of 45x and gives us confidence that the portfolio has far less valuation risk than the market, especially considering the portfolio’s above-average quality profile.*

* Portfolio composition is subject to change.

(1) The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Walden Small Cap Fund
December 31, 2016

	For the period ended 12/31/16
	Aggregate	Annualized
				Since
				Inception
	9 Months	1 Year	5 Years	10/24/08
Walden Small Cap Fund(1)	16.57%	23.96%	11.94%	14.52%
Russell 2000® Index	23.18%	21.31%	14.46%	15.42%

Hypothetical Growth of a $100,000 Investment

The chart represents the historical performance of a hypothetical $100,000 investment in the Walden Small Cap Fund from October 24, 2008 to December 31, 2016, and represents the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$18.46
Gross Expense Ratio(1):	1.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1) The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2016. The Gross Expense Ratio excludes the impact of any contractual fee waivers, which limit Fund total expenses to 1.00%, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through August 1, 2017 and may be terminated thereafter.

Walden International Equity Fund

December 31, 2016

William H. Apfel, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of equities of international companies.

Investment Concerns

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, regulatory, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the nine month fiscal period ended December 31, 2016, the Walden International Equity Fund posted an after-fee total return of 0.62%. The Fund’s return trailed those of its primary benchmarks, the MSCI World ex-USA Index (net) and Russell Global Developed ex-US Large Cap Index, which posted gains of 4.79% and 4.82%, respectively.

The returns, which are reported in US dollars, would be materially higher if measured on a local currency basis. Still, the majority of countries represented in the global developed market did post positive U.S. dollar-denominated returns for the period. While a handful of markets that have small index weightings were in negative territory, the United Kingdom market (at roughly 15% of the Fund and its benchmarks) detracted from U.S. dollar returns for the period. When measured in British Pounds, the London-based market actually returned close to 20% for the period. However, when factoring the Dollar’s roughly 16% gain against the Pound during the period, the return for U.S. investors was markedly reduced. More than half of the Pound’s fall versus the Dollar came on the heels of the surprising “Brexit” vote in June. Leaving the euro trading zone is likely to result in higher import prices for the UK, thereby stoking inflation and further reducing the value of the Pound.

While the Fund’s absolute return was impacted by a range of regional economic and political events, the benchmark-trailing relative return can be attributed largely to headwinds for stocks of companies we view as higher than average quality, a characteristic we emphasize. In particular, those companies which we view as more stable, in regard to both the volatility and cyclicality of sales and earnings, generally failed to keep pace with broad market indices. Nonetheless, we remain committed to constructing a well-diversified portfolio comprised of companies with strong balance sheets, ample free cash flows, and sustainable business models. We believe such a portfolio offers an attractive risk-return profile over complete market cycles.*

* Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden International
Equity Fund
December 31, 2016

	For the period ended 12/31/16
	Aggregate	Annualized
			Since
			Inception
	9 Months	1 Year	6/9/15
Walden International Equity Fund(1)	0.62%	0.52%	-2.91%
MSCI World ex-USA Index (net)	4.79%	2.75%	-3.50%
Russell Global Developed ex-US Large Cap Index	4.82%	3.01%	-3.05%

Hypothetical Growth of a $100,000 Investment

The above chart represents the historical performance of a hypothetical $100,000 investment in the Walden International Equity Fund from June 9, 2015 to December 31, 2016, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and within the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden International Equity Fund is measured against the MSCI World ex-USA Index and the Russell Developed ex-US Large Cap Index. The MSCI World ex-USA Index captures large- and mid-cap representation across 22 of 23 developed markets countries, excluding the United States. The Russell Developed ex-US Large Cap Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States. The Russell Developed ex-US Index is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time. These indices are unmanaged and the performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$9.34
Gross Expense Ratio(1):	2.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1) The Gross Expense Ratio is from the Fund’s most recent prospectus, dated August 1, 2016. The Gross Expense Ratio excludes the impact of any contractual fee waivers, which limit Fund total expenses to 1.15%, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2016 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The expense limitation agreement shall automatically renew effective August 1 of every year until the Adviser provides written notice of non-renewal to the Trust.

Schedule of Portfolio Investments	Walden Asset Management Fund
December 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (70.8%)
Consumer Discretionary (9.6%)
Advance Auto Parts, Inc.	3,500	591,920
Autoliv, Inc.	4,000	452,600
AutoZone, Inc. (a)	600	473,874
Charter Communications, Inc., Class A (a)	2,445	703,964
Comcast Corp., Class A	13,000	897,650
Dollar General Corp.	9,600	711,072
McDonald’s Corp.	6,000	730,320
NIKE, Inc., Class B	19,600	996,268
Nordstrom, Inc.	13,000	623,090
Omnicom Group, Inc.	15,000	1,276,650
Ross Stores, Inc.	21,000	1,377,600
Starbucks Corp.	10,000	555,200
The Home Depot, Inc.	2,000	268,160
		9,658,368
Consumer Staples (8.3%)
Church & Dwight Co., Inc.	12,000	530,280
Colgate-Palmolive Co.	15,000	981,600
Costco Wholesale Corp.	9,200	1,473,012
CVS Health Corp.	9,000	710,190
General Mills, Inc.	17,000	1,050,090
PepsiCo, Inc.	12,500	1,307,875
Procter & Gamble Co.	10,000	840,800
Reckitt Benckiser Group PLC, Sponsored ADR	52,000	873,600
The Hershey Co.	6,000	620,580
		8,388,027
Energy (2.8%)
Apache Corp.	11,500	729,905
ConocoPhillips	23,000	1,153,220
Dril-Quip, Inc. (a)	10,000	600,500
Oceaneering International, Inc.	13,000	366,730
		2,850,355
Financials (12.7%)
American Express Co.	10,000	740,800
Chubb Ltd.	6,500	858,780
Cincinnati Financial Corp.	18,000	1,363,500
Comerica, Inc.	9,000	612,990
Commerce Bancshares, Inc.	12,600	728,406
Discover Financial Services	13,000	937,170
JPMorgan Chase & Co.	13,400	1,156,286
Northern Trust Corp.	11,000	979,550
PNC Financial Services Group, Inc.	10,000	1,169,600
State Street Corp.	10,500	816,060
SunTrust Banks, Inc.	18,000	987,300
T. Rowe Price Group, Inc.	12,000	903,120
U.S. Bancorp	31,500	1,618,155
		12,871,717
Health Care (10.1%)
Becton, Dickinson & Co.	8,400	1,390,620
C.R. Bard, Inc.	5,500	1,235,630
Johnson & Johnson, Inc.	16,000	1,843,360
Medtronic PLC	12,500	890,375
Merck & Co., Inc.	15,600	918,372
Mettler-Toledo International, Inc. (a)	1,800	753,408
Stryker Corp.	9,500	1,138,195
UnitedHealth Group, Inc.	8,000	1,280,320
Waters Corp. (a)	6,000	806,340
		10,256,620

	Shares or
	Principal
	Amount($)

Industrials (9.9%)
3M Co.	8,000	1,428,560
Deere & Co.	8,000	824,320
Donaldson Co., Inc.	12,000	504,960
Emerson Electric Co.	15,100	841,825
Hubbell, Inc.	7,000	816,900
Illinois Tool Works, Inc.	10,000	1,224,600
Lincoln Electric Holdings, Inc.	11,000	843,370
Union Pacific Corp.	11,000	1,140,480
United Parcel Service, Inc., Class B	10,000	1,146,400
W.W. Grainger, Inc.	5,300	1,230,925
		10,002,340
Information Technology (13.2%)
Accenture PLC, Class A	9,500	1,112,735
Alphabet, Inc., Class A (a)	900	713,205
Alphabet, Inc., Class C (a)	1,800	1,389,276
Apple, Inc.	20,500	2,374,310
Automatic Data Processing, Inc.	13,800	1,418,363
Cisco Systems, Inc.	36,000	1,087,920
Cognizant Technology Solutions Corp., Class A (a)	10,000	560,300
Dell Technologies, Inc., Class V (a)	1,671	91,855
Microsoft Corp.	34,000	2,112,760
Oracle Corp.	32,000	1,230,400
QUALCOMM, Inc.	3,000	195,600
Visa, Inc., Class A	14,000	1,092,280
		13,379,004
Materials (2.1%)
AptarGroup, Inc.	11,000	807,950
PPG Industries, Inc.	6,500	615,940
Praxair, Inc.	6,000	703,140
		2,127,030
Telecommunication Services (0.7%)
Verizon Communications, Inc.	12,500	667,250
		667,250
Utilities (1.4%)
Consolidated Edison, Inc.	10,000	736,800
Eversource Energy	13,000	717,990
		1,454,790

TOTAL COMMON STOCKS (Cost $45,662,163)		71,655,501

CERTIFICATE OF DEPOSIT (0.1%)
Certificate of Deposit (0.1%)
Self Help Federal Credit Union, 1.30%, 6/21/19 (b)	100,000	99,373

TOTAL CERTIFICATE OF DEPOSIT (Cost $100,000)		99,373

CORPORATE BONDS (3.9%)
Consumer Discretionary (0.3%)
Leggett & Platt, Inc., 4.40%, 7/1/18	200,000	205,375
Starbucks Corp., 2.45%, 6/15/26, Callable 3/15/26 @ 100	100,000	95,554
		300,929

See Notes to Financial Statements

	Shares or
	Principal
Security Description	Amount($)	Fair Value ($)

CORPORATE BONDS, CONTINUED
Consumer Staples (0.2%)
Campbell Soup Co., 4.50%, 2/15/19	150,000	157,736

Financials (1.4%)
American Express Co., 2.65%, 12/2/22	287,000	282,968
American Express Co., 7.00%, 3/19/18	250,000	265,751
Calvert Social Investment Foundation, Series NOTZ, 1.00%, 10/2/17 (b)	75,000	75,000
Export-Import Bank of Korea, 1.75%, 2/27/18	250,000	250,106
KFW, 1.88%, 11/30/20	250,000	249,159
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	250,000	288,381
North American Development Bank, 4.38%, 2/11/20	100,000	106,441
		1,517,806
Health Care (0.5%)
Abbott Laboratories, 2.95%, 3/15/25, Callable 12/15/24 @ 100	100,000	96,446
Becton, Dickinson & Co., 3.13%, 11/8/21	250,000	256,595
Merck & Co., Inc., 3.88%, 1/15/21, Callable 10/15/20 @ 100	150,000	159,270
		512,311
Industrials (0.1%)
Hubbell, Inc., 3.63%, 11/15/22	75,000	77,016
		77,016
Information Technology (1.3%)
Apple, Inc., 2.85%, 5/6/21	350,000	357,479
Apple, Inc., 2.85%, 2/23/23, Callable 12/23/22 @ 100	150,000	151,059
Oracle Corp., 3.40%, 7/8/24, Callable 4/8/24 @ 100	300,000	305,965
Oracle Corp., 5.75%, 4/15/18	200,000	211,331
Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	275,000	276,519
		1,302,353
Telecommunication Services (0.1%)
AT&T, Inc., 5.50%, 2/1/18	100,000	103,926

TOTAL CORPORATE BONDS (Cost $3,886,329)		3,972,077

MUNICIPAL BONDS (0.5%)
New York (0.2%):
New York St Environmental Facs, 1.89%, 7/15/22	190,000	184,836

Wisconsin (0.3%):
Wisconsin State, Build America Bonds, GO, 4.60%, 5/1/26, Callable 5/1/21 @ 100	250,000	276,560

TOTAL MUNICIPAL BONDS (Cost $441,128)		461,396

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (21.1%)
Federal Farm Credit Bank
2.60%, 10/6/22	250,000	254,228
2.75%, 7/16/27	250,000	246,739
2.85%, 3/2/28	750,000	745,006
5.38%, 11/10/20	250,000	280,926
		1,526,899
Federal Home Loan Bank
1.88%, 11/29/21	1,000,000	994,257
2.13%, 3/10/23	1,000,000	989,768
2.50%, 3/11/22	200,000	204,152
2.88%, 6/14/24	1,000,000	1,028,997
2.88%, 9/13/24	1,000,000	1,031,604
3.25%, 6/9/23	850,000	896,947
5.25%, 12/11/20	200,000	225,612
5.25%, 8/15/22	1,000,000	1,153,925
5.50%, 7/15/36	700,000	920,005
		7,445,267
Federal Home Loan Mortgage Corporation
2.38%, 1/13/22	5,750,000	5,848,480

Federal National Mortgage Association
1.38%, 2/26/21	500,000	490,547
1.50%, 6/22/20	350,000	348,544
1.75%, 11/26/19	250,000	252,019
2.13%, 4/24/26	1,250,000	1,183,595
2.63%, 9/6/24	2,250,000	2,274,140
		4,548,845
Government National Mortgage Association
4.00%, 9/15/40	56,443	60,064
4.00%, 9/15/41	234,569	250,011
6.50%, 5/15/32	17,337	19,816
		329,891
Housing & Urban Development
2.70%, 8/1/22	491,000	497,440

U.S. Treasury Inflation Index Note
0.63%, 7/15/21	268,120	276,875
1.25%, 7/15/20	831,278	878,358
		1,155,233
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $21,245,811)		21,352,055

INVESTMENT COMPANIES (2.9%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.24%(c)	2,912,259	2,912,259
TOTAL INVESTMENT COMPANIES (Cost $2,912,259)		2,912,259

Total Investments (Cost $74,247,690) — 99.3%(d)		100,452,661
Other assets in excess of liabilities — 0.7%		673,715
NET ASSETS — 100.0%		$101,126,376

(a)                                 Non-income producing security.

(b)                                 These securities have been deemed illiquid and represent 0.17% of the Fund’s net assets.

(c)                                  Rate disclosed is the seven day yield as of December 31, 2016.

(d)                                 See Federal Tax Information listed in the Notes to the Financial Statements.

ADR                     American Depositary Receipt

GO                              General Obligation

See Notes to Financial Statements

Financial Statements	Walden Asset Management Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at fair value (cost $74,247,690)	$100,452,661
Interest and dividends receivable	317,990
Receivable for investments sold	270,812
Receivable for capital shares issued	170,237
Prepaid expenses and other assets	13,711
Total Assets	101,225,411
Liabilities:
Payable for capital shares redeemed	2,840
Accrued expenses and other liabilities:
Investment adviser	56,489
Administration and accounting	9,960
Chief compliance officer	359
Custodian	1,172
Shareholder servicing fees	4,141
Transfer agent	5,588
Trustee	27
Other	18,459
Total Liabilities	99,035
Net Assets	$101,126,376
Composition of Net Assets:
Capital	$74,840,273
Accumulated undistributed net investment /(distributions in excess of net investment income)	—
Accumulated net realized gains from investment transactions	81,132
Net unrealized appreciation from investments	26,204,971
Net Assets	$101,126,376
Shares outstanding (par value $0.01, unlimited number of shares authorized)	6,422,963
Net Asset Value, Offering Price and Redemption price per share	$15.74

Amounts designated as “—” are $0 or have been rounded to $0.

STATEMENTS OF OPERATIONS

For the nine months ended December 31, 2016

Investment Income:
Interest	$459,283
Dividends	1,038,546
Total Investment Income	1,497,829
Expenses:
Investment adviser	525,922
Administration and accounting	75,811
Chief compliance officer	2,910
Custodian	9,478
Shareholder servicing	41,007
Transfer agency	28,092
Trustee	5,714
Other	48,971
Total expenses before fee reductions	737,905
Fees contractually reduced by the investment adviser	(34,372)
Net Expenses	703,533
Net Investment Income	794,296
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	608,726
Change in unrealized appreciation/depreciation from investments	3,962,515
Net realized/unrealized gains (losses) from investments	4,571,241
Change in Net Assets Resulting from Operations	$5,365,537

For the year ended March 31, 2016

Investment Income:
Interest	$528,825
Dividends	1,366,460
Less: Foreign tax withholding	(856)
Total Investment Income	1,894,429
Expenses:
Investment adviser	623,054
Administration and accounting	92,326
Chief compliance officer	3,794
Custodian	14,507
Shareholder servicing	49,075
Transfer agency	34,976
Trustee	5,748
Other	51,741
Total expenses before fee reductions	875,221
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(40,670)
Net Expenses	829,101
Net Investment Income	1,065,328
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	2,797,103
Change in unrealized appreciation/depreciation from investments	(1,198,594)
Net realized/unrealized gains (losses) from investments	1,598,509
Change in Net Assets Resulting from Operations	$2,663,837

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	nine months ended	For the year ended	For the year ended
	December 31, 2016	March 31, 2016	March 31, 2015

Investment Activities:
Operations:
Net investment income	$794,296	$1,065,328	$864,232
Net realized gains from investment transactions	608,726	2,797,103	3,898,437
Change in unrealized appreciation/depreciation from investments	3,962,515	(1,198,594)	751,465
Change in Net Assets Resulting from Operations	5,365,537	2,663,837	5,514,134
Dividends:
Net investment income	(1,023,297)	(1,064,984)	(838,735)
Net realized gains from investment transactions	(1,937,592)	(4,707,813)	(559,047)
Change in Net Assets Resulting from Shareholder Dividends	(2,960,889)	(5,772,797)	(1,397,782)
Capital Share Transactions:
Proceeds from shares issued	17,594,347	7,492,805	4,635,811
Dividends reinvested	2,556,856	5,204,742	1,252,876
Cost of shares redeemed	(8,320,463)	(7,196,993)	(4,673,557)
Change in Net Assets Resulting from Capital Share Transactions	11,830,740	5,500,554	1,215,130
Change in Net Assets	14,235,388	2,391,594	5,331,482
Net Assets:
Beginning of period	86,890,988	84,499,394	79,167,912
End of period	$101,126,376	$86,890,988	$84,499,394
Share Transactions:
Issued	1,115,592	495,652	294,956
Reinvested	161,826	348,143	79,146
Redeemed	(525,988)	(465,993)	(298,010)
Change in shares	751,430	377,802	76,092
Accumulated undistributed net investment income/(distributions in excess of net investment income)	$—	$217,915	$215,774

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the nine		For the year	For the year	For the year	For the year	For the year
	months ended		ended	ended	ended	ended	ended
	December 31,		March 31,	March 31,	March 31,	March 31,	March 31,
	2016		2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$15.32		$15.96	$15.17	$13.53	$12.82	$12.07

Investment Activities:
Operations:
Net investment income	0.13		0.20	0.17	0.13	0.15	0.12
Net realized and unrealized gains from investment transactions	0.77		0.27	0.89	1.72	0.71	0.75
Total from investment activities	0.90		0.47	1.06	1.85	0.86	0.87
Dividends:
Net investment income	(0.17)		(0.21)	(0.16)	(0.13)	(0.15)	(0.12)
Net realized gains from investments	(0.31)		(0.90)	(0.11)	(0.08)	—	—
Total dividends	(0.48)		(1.11)	(0.27)	(0.21)	(0.15)	(0.12)

Net Asset Value, End of Period	$15.74		$15.32	$15.96	$15.17	$13.53	$12.82

Total Return	5.87	%(a)	3.10%	7.00%	13.73%	6.83%	7.35%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$101,126		$86,891	$84,499	$79,168	$64,728	$57,080
Ratio of net expenses to average net assets	1.00	%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.13	%(b)	1.29%	1.06%	0.95%	1.25%	1.04%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets(c)	1.05	%(b)	1.06%	1.04%	1.05%	1.10%	1.13%
Portfolio turnover rate	10.18	%(a)	15.56%	21.62%	6.50%	15.93%	24.56%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)    Not annualized for periods less than one year.

(b)    Annualized for periods less than one year.

(c)     During the periods ending March 31, 2012 through March 31, 2016 and December 31, 2016, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Equity Fund
December 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.8%)
Consumer Discretionary (12.9%)
Advance Auto Parts, Inc.	9,400	1,589,728
Autoliv, Inc.	8,000	905,200
AutoZone, Inc. (a)	1,500	1,184,685
Charter Communications, Inc., Class A (a)	5,379	1,548,722
Comcast Corp., Class A	36,000	2,485,800
Dollar General Corp.	22,000	1,629,540
McDonald’s Corp.	14,500	1,764,940
NIKE, Inc., Class B	55,000	2,795,650
Nordstrom, Inc.	30,000	1,437,900
Omnicom Group, Inc.	40,000	3,404,400
Ross Stores, Inc.	46,000	3,017,600
Starbucks Corp.	28,000	1,554,560
The TJX Cos., Inc.	3,000	225,390
		23,544,115
Consumer Staples (11.5%)
Church & Dwight Co., Inc.	32,000	1,414,080
Colgate-Palmolive Co.	36,000	2,355,840
Costco Wholesale Corp.	20,000	3,202,200
CVS Health Corp.	27,000	2,130,570
General Mills, Inc.	40,000	2,470,800
PepsiCo, Inc.	29,000	3,034,270
Procter & Gamble Co.	31,500	2,648,520
Reckitt Benckiser Group PLC, Sponsored ADR	120,000	2,016,000
The Hershey Co.	16,000	1,654,880
		20,927,160
Energy (3.8%)
Apache Corp.	32,000	2,031,040
ConocoPhillips	56,000	2,807,840
Dril-Quip, Inc. (a)	22,000	1,321,100
Oceaneering International, Inc.	27,000	761,670
		6,921,650
Financials (18.0%)
American Express Co.	25,000	1,852,000
BB&T Corp.	5,000	235,100
Chubb Ltd.	17,000	2,246,040
Cincinnati Financial Corp.	35,000	2,651,250
Comerica, Inc.	25,000	1,702,750
Discover Financial Services	33,000	2,378,970
JPMorgan Chase & Co.	45,000	3,883,050
Moody’s Corp.	10,000	942,700
Northern Trust Corp.	23,000	2,048,150
PNC Financial Services Group, Inc.	28,500	3,333,360
State Street Corp.	28,000	2,176,160
SunTrust Banks, Inc.	50,000	2,742,500
T. Rowe Price Group, Inc.	30,000	2,257,800
U.S. Bancorp	81,500	4,186,655
Wells Fargo & Co.	1,000	55,110
		32,691,595
Health Care (14.5%)
Becton, Dickinson & Co.	19,000	3,145,450
C.R. Bard, Inc.	15,000	3,369,900
DENTSPLY SIRONA, Inc.	22,000	1,270,060
Express Scripts Holding Co. (a)	1,000	68,790
Johnson & Johnson, Inc.	37,000	4,262,770
Medtronic PLC	29,000	2,065,670
Merck & Co., Inc.	36,000	2,119,320
Mettler-Toledo International, Inc. (a)	4,800	2,009,088
Stryker Corp.	24,000	2,875,440
UnitedHealth Group, Inc.	21,000	3,360,840
Waters Corp. (a)	13,000	1,747,070
		26,294,398
Industrials (13.7%)
3M Co.	18,000	3,214,260
Deere & Co.	18,000	1,854,720
Donaldson Co., Inc.	25,000	1,052,000
Emerson Electric Co.	35,000	1,951,250
Hubbell, Inc.	21,500	2,509,050
Illinois Tool Works, Inc.	23,700	2,902,302
Lincoln Electric Holdings, Inc.	28,000	2,146,760
Union Pacific Corp.	32,000	3,317,760
United Parcel Service, Inc., Class B	23,000	2,636,720
W.W. Grainger, Inc.	14,000	3,251,500
		24,836,322
Information Technology (18.4%)
Accenture PLC, Class A	28,000	3,279,640
Alphabet, Inc., Class A (a)	2,500	1,981,125
Alphabet, Inc., Class C (a)	4,700	3,627,554
Apple, Inc.	50,000	5,791,000
Automatic Data Processing, Inc.	29,000	2,980,620
Cisco Systems, Inc.	90,000	2,719,800
Cognizant Technology Solutions Corp., Class A (a)	20,000	1,120,600
Dell Technologies, Inc., Class V (a)	4,458	245,056
International Business Machines Corp.	2,000	331,980
Microsoft Corp.	88,000	5,468,320
Oracle Corp.	72,500	2,787,625
QUALCOMM, Inc.	13,000	847,600
Visa, Inc., Class A	32,500	2,535,650
		33,716,570
Materials (3.1%)
AptarGroup, Inc.	26,000	1,909,700
PPG Industries, Inc.	17,000	1,610,920
Praxair, Inc.	17,500	2,050,825
		5,571,445
Telecommunication Services (1.0%)
Verizon Communications, Inc.	33,000	1,761,540
		1,761,540
Utilities (1.9%)
Consolidated Edison, Inc.	25,000	1,842,000
Eversource Energy	30,000	1,656,900
		3,498,900
TOTAL COMMON STOCKS (Cost $112,918,868)		179,763,695

INVESTMENT COMPANIES (1.0%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.24%(b)	1,792,896	1,792,896
TOTAL INVESTMENT COMPANIES (Cost $1,792,896)		1,792,896

Total Investments (Cost $114,711,764) — 99.8%(c)		181,556,591
Other assets in excess of liabilities — 0.2%		273,467
NET ASSETS — 100.0%		$181,830,058

(a)           Non-income producing security.

(b)           Rate disclosed is the seven day yield as of December 31, 2016.

(c)           See Federal Tax Information listed in the Notes to the Financial Statements.

ADR       American Depositary Receipt

See Notes to Financial Statements

Financial Statements	Walden Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at fair value (cost $114,711,764)	$181,556,591
Dividends receivable	242,069
Receivable for investments sold	656,496
Receivable for capital shares issued	17,013
Prepaid expenses and other assets	13,635
Total Assets	182,485,804
Liabilities:
Payable for investments purchased	408,951
Payable for capital shares redeemed	69,285
Accrued expenses and other liabilities:
Investment adviser	97,922
Administration and accounting	16,295
Chief compliance officer	670
Custodian	2,224
Shareholder servicing fees	16,953
Transfer agent	7,164
Trustee	47
Other	36,235
Total Liabilities	655,746
Net Assets	$181,830,058
Composition of Net Assets:
Capital	$114,604,494
Accumulated undistributed net investment /(distributions in excess of net investment income)	—
Accumulated net realized gains from investment transactions	380,737
Net unrealized appreciation from investments	66,844,827
Net Assets	$181,830,058
Shares outstanding (par value $0.01, unlimited number of shares authorized)	9,659,650
Net Asset Value, Offering Price and Redemption price per share	$18.82

Amounts designated as “—” are $0 or have been rounded to $0.

STATEMENTS OF OPERATIONS

For the nine months ended December 31, 2016

Investment Income:
Dividends	$2,654,856
Total Investment Income	2,654,856
Expenses:
Investment adviser	990,520
Administration and accounting	135,151
Chief compliance officer	5,604
Custodian	18,301
Shareholder servicing	157,944
Transfer agency	37,057
Trustee	10,972
Other	93,446
Total expenses before fee reductions	1,448,995
Fees contractually reduced by the investment adviser	(124,204)
Net Expenses	1,324,791
Net Investment Income	1,330,065
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,501,606
Change in unrealized appreciation/depreciation from investments	12,051,364
Net realized/unrealized gains (losses) from investments	13,552,970
Change in Net Assets Resulting from Operations	$14,883,035

For the year ended March 31, 2016

Investment Income:
Dividends	$3,318,257
Total Investment Income	3,318,257
Expenses:
Investment adviser	1,129,528
Administration and accounting	160,004
Chief compliance officer	6,836
Custodian	25,592
Shareholder servicing	197,842
Transfer agency	47,113
Trustee	10,281
Other	82,956
Total expenses before fee reductions	1,660,152
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(151,560)
Net Expenses	1,503,142
Net Investment Income	1,815,115
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	7,214,050
Change in unrealized appreciation/depreciation from investments	(3,912,669)
Net realized/unrealized gains (losses) from investments	3,301,381
Change in Net Assets Resulting from Operations	$5,116,496

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	nine months ended	For the year ended	For the year ended
	December 31, 2016	March 31, 2016	March 31, 2015

Investment Activities:
Operations:
Net investment income	$1,330,065	$1,815,115	$1,442,315
Net realized gains from investment transactions	1,501,606	7,214,050	9,300,993
Change in unrealized appreciation/depreciation from investments	12,051,364	(3,912,669)	1,022,961
Change in Net Assets Resulting from Operations	14,883,035	5,116,496	11,766,269
Dividends:
Net investment income	(1,666,011)	(1,870,888)	(1,402,464)
Net realized gains from investment transactions	(4,339,839)	(7,516,146)	(7,427,363)
Change in Net Assets Resulting from Shareholder Dividends	(6,005,850)	(9,387,034)	(8,829,827)
Capital Share Transactions:
Proceeds from shares issued	21,048,733	22,257,331	13,182,101
Dividends reinvested	5,332,754	8,562,564	7,987,749
Cost of shares redeemed	(17,994,687)	(19,482,695)	(18,485,773)
Change in Net Assets Resulting from Capital Share Transactions	8,386,800	11,337,200	2,684,077
Change in Net Assets	17,263,985	7,066,662	5,620,519
Net Assets:
Beginning of period	164,566,073	157,499,411	151,878,892
End of period	$181,830,058	$164,566,073	$157,499,411
Share Transactions:
Issued	1,143,143	1,287,052	700,427
Reinvested	281,858	489,010	434,117
Redeemed	(968,060)	(1,064,374)	(991,135)
Change in shares	456,941	711,688	143,409
Accumulated undistributed net investment income/(distributions in excess of net investment income)	$—	$333,842	$411,165

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the nine
	months		For the year	For the year	For the year	For the year	For the year
	ended		ended	ended	ended	ended	ended
	December 31,		March 31,	March 31,	March 31,	March 31,	March 31,
	2016		2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$17.88		$18.55	$18.19	$15.41	$14.39	$13.32

Investment Activities:
Operations:
Net investment income	0.14		0.23	0.18	0.16	0.16	0.13
Net realized and unrealized gains from investment transactions	1.44		0.29	1.29	2.86	1.01	1.06
Total from investment activities	1.58		0.52	1.47	3.02	1.17	1.19
Dividends:
Net investment income	(0.18)		(0.24)	(0.18)	(0.15)	(0.15)	(0.12)
Net realized gains from investments	(0.46)		(0.95)	(0.93)	(0.09)	—	—
Total dividends	(0.64)		(1.19)	(1.11)	(0.24)	(0.15)	(0.12)

Net Asset Value, End of Period	$18.82		$17.88	$18.55	$18.19	$15.41	$14.39
Total Return	8.80	%(a)	2.92%	8.13%	19.66%	8.27%	9.06%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$181,830		$164,566	$157,499	$151,879	$130,698	$104,206
Ratio of net expenses to average net assets	1.00	%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.00	%(b)	1.21%	0.95%	0.95%	1.22%	0.97%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets(c)	1.09	%(b)	1.10%	1.09%	1.08%	1.14%	1.09%
Portfolio turnover rate	9.94	%(a)	17.78%	21.31%	12.33%	10.34%	11.06%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)    Not annualized for periods less than one year.

(b)    Annualized for periods less than one year.

(c)     During the periods ending March 31, 2012 through March 31, 2016 and December 31, 2016, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Midcap Fund
December 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.9%)
Consumer Discretionary (14.8%)
Advance Auto Parts, Inc.	3,000	507,360
Autoliv, Inc.	3,750	424,313
Dollar General Corp.	6,500	481,455
Hasbro, Inc.	4,575	355,889
LKQ Corp. (a)	11,500	352,475
Nordstrom, Inc.	7,550	361,872
Omnicom Group, Inc.	10,000	851,100
O’Reilly Automotive, Inc. (a)	1,400	389,774
Polaris Industries, Inc.	3,200	263,648
Ross Stores, Inc.	12,950	849,520
Sally Beauty Holdings, Inc. (a)	19,500	515,190
Williams Sonoma, Inc.	8,875	429,461
		5,782,057
Consumer Staples (6.5%)
Church & Dwight Co., Inc.	14,050	620,869
McCormick & Co., Inc.	2,725	254,324
Mead Johnson Nutrition Co.	5,200	367,952
The Clorox Co.	4,500	540,090
The Hershey Co.	3,750	387,863
Whole Foods Market, Inc.	12,000	369,120
		2,540,218
Energy (3.8%)
Cabot Oil & Gas Corp.	14,375	335,800
Dril-Quip, Inc. (a)	7,425	445,871
FMC Technologies, Inc. (a)	11,375	404,154
Oceaneering International, Inc.	10,200	287,742
		1,473,567
Financials (15.0%)
American Financial Group, Inc.	4,875	429,585
Brown & Brown, Inc.	11,000	493,460
Commerce Bancshares, Inc.	7,757	448,432
Discover Financial Services	6,325	455,969
East West Bancorp, Inc.	7,100	360,893
Eaton Vance Corp.	9,125	382,155
FactSet Research Systems, Inc.	3,175	518,890
Moody’s Corp.	3,400	320,518
Northern Trust Corp.	9,075	808,128
SEI Investments Co.	5,425	267,778
Signature Bank (a)	3,725	559,495
T. Rowe Price Group, Inc.	5,575	419,575
W. R. Berkley Corp.	6,160	409,702
		5,874,580
Health Care (12.9%)
C.R. Bard, Inc.	3,025	679,597
DENTSPLY SIRONA, Inc.	5,800	334,834
Laboratory Corp. of America Holdings (a)	3,500	449,330
MEDNAX, Inc. (a)	3,925	261,641
Mettler-Toledo International, Inc. (a)	1,350	565,056
ResMed, Inc.	4,425	274,571
STERIS PLC	6,300	424,557
The Cooper Companies, Inc.	2,575	450,445
Varian Medical Systems, Inc. (a)	3,650	327,697
VCA, Inc. (a)	6,825	468,536
Waters Corp. (a)	2,975	399,810
Zimmer Biomet Holdings, Inc.	4,075	420,540
		5,056,614
Industrials (15.5%)
AMETEK, Inc.	9,000	437,400
C.H. Robinson Worldwide, Inc.	3,500	256,410
Donaldson Co., Inc.	8,875	373,460
Dover Corp.	3,875	290,354
Expeditors International of Washington, Inc.	5,250	278,040
Genesee & Wyoming, Inc., Class A (a)	4,800	333,168
Graco, Inc.	3,500	290,815
Hubbell, Inc.	5,100	595,170
IDEX Corp.	4,775	430,037
Lincoln Electric Holdings, Inc.	6,300	483,021
Nordson Corp.	5,425	607,870
Sensata Technologies Holding NV (a)	9,500	370,025
W.W. Grainger, Inc.	3,000	696,750
Wabtec Corp.	7,175	595,668
		6,038,188
Information Technology (13.9%)
Amdocs Ltd.	9,500	553,375
Aspen Technology, Inc. (a)	6,380	348,858
Check Point Software Technologies Ltd. (a)	5,500	464,530
Citrix Systems, Inc. (a)	5,150	459,947
DST Systems, Inc.	2,775	297,341
F5 Networks, Inc. (a)	4,450	644,004
Fiserv, Inc. (a)	2,650	281,642
IPG Photonics Corp. (a)	4,475	441,727
Juniper Networks, Inc.	15,875	448,628
Paychex, Inc.	8,000	487,040
TE Connectivity Ltd.	9,000	623,520
The Western Union Co.	17,200	373,584
		5,424,196
Materials (5.4%)
AptarGroup, Inc.	7,500	550,874
Avery Dennison Corp.	7,725	542,450
Ball Corp.	5,975	448,543
International Flavors & Fragrances, Inc.	4,750	559,693
		2,101,560
Real Estate (5.5%)
Digital Realty Trust, Inc.	4,425	434,801
Host Hotels & Resorts, Inc.	23,350	439,914
Jones Lang LaSalle, Inc.	4,500	454,680
Lamar Advertising Co., Class A	6,000	403,440
Realty Income Corp.	7,025	403,797
		2,136,632
Utilities (5.6%)
American Water Works Co., Inc.	4,350	314,766
Consolidated Edison, Inc.	7,450	548,916
Eversource Energy	12,333	681,152
ONE Gas, Inc.	9,900	633,204
		2,178,038
TOTAL COMMON STOCKS (Cost $28,535,831)		38,605,650

INVESTMENT COMPANIES (1.1%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.24%(b)	449,117	449,117
TOTAL INVESTMENT COMPANIES (Cost $449,117)		449,117

Total Investments (Cost $28,984,948) — 100.0%(c)		39,054,767
Other assets in excess of liabilities — 0.0%		3,784
NET ASSETS — 100.0%		$39,058,551

(a)           Non-income producing security.

(b)           Rate disclosed is the seven day yield as of December 31, 2016.

(c)           See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Walden Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at fair value (cost $28,984,948)	$39,054,767
Dividends receivable	36,908
Receivable for tax reclaims	555
Prepaid expenses and other assets	5,687
Total Assets	39,097,917
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	22,397
Administration and accounting	3,705
Chief compliance officer	140
Custodian	456
Shareholder servicing fees	177
Transfer agent	5,220
Trustee	10
Other	7,261
Total Liabilities	39,366
Net Assets	$39,058,551
Composition of Net Assets:
Capital	$29,005,988
Accumulated undistributed net investment income	4,466
Accumulated net realized losses from investment transactions	(21,722)
Net unrealized appreciation from investments	10,069,819
Net Assets	$39,058,551
Shares outstanding (par value $0.01, unlimited number of shares authorized)	2,621,510
Net Asset Value, Offering Price and Redemption price per share	$14.90

STATEMENTS OF OPERATIONS

For the nine months ended December 31, 2016

Investment Income:
Dividends	$548,856
Total Investment Income	548,856
Expenses:
Investment adviser	208,488
Administration and accounting	28,951
Chief compliance officer	1,135
Custodian	3,683
Shareholder servicing	1,667
Transfer agency	25,198
Trustee	2,231
Other	19,903
Total expenses before fee reductions	291,256
Fees contractually reduced by the investment adviser	(12,415)
Net Expenses	278,841
Net Investment Income	270,015
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,060,526
Change in unrealized appreciation/depreciation from investments	1,336,027
Net realized/unrealized gains (losses) from investments	2,396,553
Change in Net Assets Resulting from Operations	$2,666,568

For the year ended March 31, 2016

Investment Income:
Dividends	$542,837
Total Investment Income	542,837
Expenses:
Investment adviser	256,751
Administration and accounting	36,765
Chief compliance officer	1,540
Custodian	6,501
Shareholder servicing	2,013
Transfer agency	33,674
Trustee	2,333
Other	25,085
Total expenses before fee reductions	364,662
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(17,571)
Net Expenses	341,641
Net Investment Income	201,196
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,695,089
Change in unrealized appreciation/depreciation from investments	(1,472,122)
Net realized/unrealized gains (losses) from investments	222,967
Change in Net Assets Resulting from Operations	$424,163

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	nine months ended	For the year ended	For the year ended
	December 31, 2016	March 31, 2016	March 31, 2015

Investment Activities:
Operations:
Net investment income	$270,015	$201,196	$110,825
Net realized gains from investment transactions	1,060,526	1,695,089	1,063,803
Change in unrealized appreciation/depreciation from investments	1,336,027	(1,472,122)	2,571,325
Change in Net Assets Resulting from Operations	2,666,568	424,163	3,745,953
Dividends:
Net investment income	(298,358)	(189,252)	(111,033)
Net realized gains from investment transactions	(1,581,320)	(1,580,533)	(1,141,232)
Change in Net Assets Resulting from Shareholder Dividends	(1,879,678)	(1,769,785)	(1,252,265)
Capital Share Transactions:
Proceeds from shares issued	1,818,727	1,992,838	1,601,016
Dividends reinvested	1,735,400	1,713,082	1,215,716
Cost of shares redeemed	(825,866)	(1,775,818)	(928,375)
Change in Net Assets Resulting from Capital Share Transactions	2,728,261	1,930,102	1,888,357
Change in Net Assets	3,515,151	584,480	4,382,045
Net Assets:
Beginning of period	35,543,400	34,958,920	30,576,875
End of period	$39,058,551	$35,543,400	$34,958,920
Share Transactions:
Issued	121,921	136,967	109,555
Reinvested	114,775	122,014	83,555
Redeemed	(55,474)	(121,971)	(64,495)
Change in shares	181,222	137,010	128,615
Accumulated undistributed net investment income	$4,466	$32,810	$20,866

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

							Period
	For the nine						August 1,
	months		For the year	For the year	For the year	For the year	2011(d)
	ended		ended	ended	ended	ended	through
	December 31,		March 31,	March 31,	March 31,	March 31,	March 31,
	2016		2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$14.57		$15.18	$14.06	$12.06	$11.11	$10.00

Investment Activities:
Operations:
Net investment income	0.11		0.09	0.05	0.04	0.06	0.02
Net realized and unrealized gains from investment transactions	0.97		0.07	1.65	2.08	0.95	1.11
Total from investment activities	1.08		0.16	1.70	2.12	1.01	1.13
Dividends:
Net investment income	(0.12)		(0.08)	(0.05)	(0.03)	(0.06)	(0.02)
Net realized gains from investments	(0.63)		(0.69)	(0.53)	(0.09)	—	—
Total dividends	(0.75)		(0.77)	(0.58)	(0.12)	(0.06)	(0.02)

Net Asset Value, End of Period	$14.90		$14.57	$15.18	$14.06	$12.06	$11.11

Total Return	7.36	%(a)	1.27%	12.25%	17.65%	9.12%	11.33	%(a)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$39,059		$35,543	$34,959	$30,577	$24,390	$14,213
Ratio of net expenses to average net assets	1.00	%(b)	1.00%	1.00%	1.00%	1.00%	1.00	%(b)
Ratio of net investment income to average net assets	0.97	%(b)	0.59%	0.35%	0.30%	0.58%	0.34	%(b)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets(c)	1.04	%(b)	1.07%	1.04%	1.04%	1.23%	1.34	%(b)
Portfolio turnover rate	12.59	%(a)	20.10%	16.06%	14.86%	12.32%	8.43	%(a)

Amounts designated as “—” are $0 or have been rounded to $0.

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) During the periods ending March 31, 2012 through March 31, 2016 and December 31, 2016, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

(d) Commencement of operations on August 1, 2011.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden SMID Cap Fund
December 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.9%)
Consumer Discretionary (13.2%)
Big Lots, Inc.	9,900	497,079
Brinker International, Inc.	5,400	267,462
Cheesecake Factory, Inc.	6,900	413,172
Choice Hotels International, Inc.	7,400	414,770
Dorman Products, Inc. (a)	6,900	504,114
Gentherm, Inc. (a)	4,900	165,865
ILG, Inc.	12,800	232,576
Nordstrom, Inc.	7,900	378,647
Polaris Industries, Inc.	2,800	230,692
Sally Beauty Holdings, Inc. (a)	10,500	277,410
Tenneco, Inc. (a)	4,800	299,856
Texas Roadhouse, Inc.	7,500	361,800
The Cato Corp., Class A	9,000	270,720
Tiffany & Co.	3,900	301,977
Tupperware Brands Corp.	2,200	115,764
Williams Sonoma, Inc.	6,400	309,696
		5,041,600
Consumer Staples (2.5%)
Flowers Foods, Inc.	24,800	495,256
Whole Foods Market, Inc.	15,400	473,704
		968,960
Energy (3.2%)
Dril-Quip, Inc. (a)	3,700	222,185
FMC Technologies, Inc. (a)	12,000	426,360
Forum Energy Technologies, Inc. (a)	16,800	369,600
Oceaneering International, Inc.	7,800	220,038
		1,238,183
Financials (18.6%)
American Financial Group, Inc.	4,700	414,164
Artisan Partners Asset Management, Inc., Class A	5,800	172,550
Bank of Hawaii Corp.	6,400	567,616
Brown & Brown, Inc.	9,400	421,684
Cohen & Steers, Inc.	8,400	282,240
Commerce Bancshares, Inc.	8,100	468,261
CVB Financial Corp.	14,600	334,778
East West Bancorp, Inc.	12,100	615,043
Eaton Vance Corp.	12,600	527,688
Everest Re Group Ltd.	1,750	378,700
FactSet Research Systems, Inc.	2,000	326,860
SEI Investments Co.	6,300	310,968
Signature Bank (a)	3,700	555,740
SVB Financial Group (a)	3,700	635,142
Texas Capital Bancshares, Inc. (a)	3,600	282,240
UMB Financial Corp.	6,200	478,144
W. R. Berkley Corp.	4,500	299,295
		7,071,113
Health Care (12.0%)
Chemed Corp.	3,100	497,271
Masimo Corp. (a)	4,800	323,520
MEDNAX, Inc. (a)	5,300	353,298
Mettler-Toledo International, Inc. (a)	1,100	460,416
Owens & Minor, Inc.	8,700	307,023
PAREXEL International Corp. (a)	5,100	335,172
ResMed, Inc.	6,200	384,710
STERIS PLC	4,300	289,777
The Cooper Companies, Inc.	2,300	402,339
Varian Medical Systems, Inc. (a)	5,200	466,856
VCA, Inc. (a)	5,300	363,845
Waters Corp. (a)	2,800	376,292
		4,560,519
Industrials (15.9%)
Applied Industrial Technologies, Inc.	7,450	442,530
C.H. Robinson Worldwide, Inc.	4,900	358,974
CLARCOR, Inc.	1,500	123,705
Donaldson Co., Inc.	11,000	462,880
Expeditors International of Washington, Inc.	7,100	376,016
Franklin Electric Co., Inc.	5,900	229,510
Genesee & Wyoming, Inc., Class A (a)	3,700	256,817
Hub Group, Inc., Class A (a)	4,800	210,000
Hubbell, Inc.	4,200	490,140
IDEX Corp.	3,200	288,192
Lincoln Electric Holdings, Inc.	4,600	352,682
Nordson Corp.	4,700	526,635
Sensata Technologies Holding NV (a)	5,200	202,540
The Toro Co.	7,400	414,030
UniFirst Corp.	3,600	517,140
Valmont Industries, Inc.	2,200	309,980
Wabtec Corp.	5,900	489,818
		6,051,589
Information Technology (16.4%)
Amdocs Ltd.	8,200	477,650
Aspen Technology, Inc. (a)	9,000	492,120
DST Systems, Inc.	5,400	578,610
F5 Networks, Inc. (a)	4,000	578,880
InterDigital, Inc.	4,200	383,670
IPG Photonics Corp. (a)	6,800	671,228
Juniper Networks, Inc.	14,100	398,466
NetApp, Inc.	9,400	331,538
NETGEAR, Inc. (a)	8,400	456,540
Plantronics, Inc.	6,400	350,464
Syntel, Inc.	10,700	211,753
Tech Data Corp. (a)	3,200	270,976
Teradata Corp. (a)	11,600	315,172
The Western Union Co.	16,700	362,724
WEX, Inc. (a)	3,300	368,280
		6,248,071
Materials (5.4%)
AptarGroup, Inc.	5,300	389,285
Avery Dennison Corp.	2,600	182,572
Calgon Carbon Corp.	21,700	368,900
International Flavors & Fragrances, Inc.	3,300	388,839
Minerals Technologies, Inc.	4,000	309,000
Silgan Holdings, Inc.	8,400	429,912
		2,068,508
Real Estate (8.6%)
CoreSite Realty Corp.	6,100	484,157
DuPont Fabros Technology, Inc.	8,700	382,191
Jones Lang LaSalle, Inc.	4,000	404,160
Lamar Advertising Co., Class A	4,000	268,960
LaSalle Hotel Properties	17,300	527,131
National Health Investors, Inc.	4,200	311,514
Ryman Hospitality Properties, Inc.	7,300	459,973
Tanger Factory Outlet Centers, Inc.	12,700	454,406
		3,292,492
Utilities (3.1%)
American States Water Co.	6,300	287,028
New Jersey Resources Corp.	10,000	355,000
ONE Gas, Inc.	8,500	543,660
		1,185,688
TOTAL COMMON STOCKS (Cost $30,628,581)		37,726,723

INVESTMENT COMPANIES (2.6%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.24%(b)	985,224	985,224
TOTAL INVESTMENT COMPANIES (Cost $985,224)		985,224

Total Investments (Cost $31,613,805) — 101.5%(c)		38,711,947
Liabilities in excess of other assets — (1.5)%		(583,494)
NET ASSETS — 100.0%		$38,128,453

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of December 31, 2016.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Walden SMID Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at fair value (cost $31,613,805)	$38,711,947
Dividends receivable	47,902
Receivable for investments sold	4,013
Receivable for capital shares issued	6,000
Prepaid expenses and other assets	7,418
Total Assets	38,777,280
Liabilities:
Payable for investments purchased	282,580
Payable for capital shares redeemed	330,000
Accrued expenses and other liabilities:
Investment adviser	18,869
Administration and accounting	3,846
Chief compliance officer	132
Custodian	391
Shareholder servicing fees	497
Transfer agent	5,708
Trustee	11
Other	6,793
Total Liabilities	648,827
Net Assets	$38,128,453
Composition of Net Assets:
Capital	$31,040,244
Accumulated undistributed net investment income	14,094
Accumulated net realized losses from investment transactions	(24,027)
Net unrealized appreciation from investments	7,098,142
Net Assets	$38,128,453
Shares outstanding (par value $0.01, unlimited number of shares authorized)	2,612,408
Net Asset Value, Offering Price and Redemption price per share	$14.60

STATEMENTS OF OPERATIONS

For the nine months ended December 31, 2016

Investment Income:
Dividends	$543,631
Total Investment Income	543,631
Expenses:
Investment adviser	191,576
Administration and accounting	27,001
Chief compliance officer	1,065
Custodian	3,452
Shareholder servicing	6,712
Transfer agency	27,420
Trustee	2,081
Other	28,318
Total expenses before fee reductions	287,625
Fees contractually reduced by the investment adviser	(31,322)
Net Expenses	256,303
Net Investment Income	287,328
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	824,662
Change in unrealized appreciation/depreciation from investments	3,678,759
Net realized/unrealized gains (losses) from investments	4,503,421
Change in Net Assets Resulting from Operations	$4,790,749

For the year ended March 31, 2016

Investment Income:
Dividends	$370,431
Total Investment Income	370,431
Expenses:
Investment adviser	213,832
Administration and accounting	30,932
Chief compliance officer	1,264
Custodian	5,531
Shareholder servicing	6,787
Transfer agency	35,400
Trustee	1,912
Registration	19,304
Other	12,395
Total expenses before fee reductions	327,357
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(37,277)
Net Expenses	284,630
Net Investment Income	85,801
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	2,067,072
Change in unrealized appreciation/depreciation from investments	(2,573,638)
Net realized/unrealized gains (losses) from investments	(506,566)
Change in Net Assets Resulting from Operations	$(420,765)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	nine months ended	For the year ended	For the year ended
	December 31, 2016	March 31, 2016	March 31, 2015

Investment Activities:
Operations:
Net investment income	$287,328	$85,801	$21,855
Net realized gains from investment transactions	824,662	2,067,072	647,642
Change in unrealized appreciation/depreciation from investments	3,678,759	(2,573,638)	1,348,173
Change in Net Assets Resulting from Operations	4,790,749	(420,765)	2,017,670
Dividends:
Net investment income	(335,455)	(46,429)	(9,861)
Net realized gains from investment transactions	(1,605,637)	(1,794,699)	(563,783)
Change in Net Assets Resulting from Shareholder Dividends	(1,941,092)	(1,841,128)	(573,644)
Capital Share Transactions:
Proceeds from shares issued	4,827,253	7,159,481	3,707,064
Dividends reinvested	1,350,333	1,419,506	427,587
Cost of shares redeemed	(3,350,858)	(2,234,323)	(2,989,167)
Change in Net Assets Resulting from Capital Share Transactions	2,826,728	6,344,664	1,145,484
Change in Net Assets	5,676,385	4,082,771	2,589,510
Net Assets:
Beginning of period	32,452,068	28,369,297	25,779,787
End of period	$38,128,453	$32,452,068	$28,369,297
Share Transactions:
Issued	338,923	543,712	269,872
Reinvested	90,687	109,954	31,188
Redeemed	(239,469)	(161,080)	(216,671)
Change in shares	190,141	492,586	84,389
Accumulated undistributed net investment income	$14,094	$53,299	$14,876

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the nine					Period
	months		For the year	For the year	For the year	June 28, 2012
	ended		ended	ended	ended	through
	December 31,		March 31,	March 31,	March 31,	March 31,
	2016		2016	2015	2014	2013

Net Asset Value, Beginning of Period	$13.40		$14.70	$13.97	$12.09	$10.00

Investment Activities:
Operations:
Net investment income	0.12		0.04	0.01	(0.01)	0.03
Net realized and unrealized gains (losses) from investment transactions	1.87		(0.44)	1.03	2.38	2.09
Total from investment activities	1.99		(0.40)	1.04	2.37	2.12
Dividends:
Net investment income	(0.14)		(0.02)	(0.01)	—	(0.03)
Net realized gains from investments	(0.65)		(0.88)	(0.30)	(0.49)	—
Total dividends	(0.79)		(0.90)	(0.31)	(0.49)	(0.03)

Net Asset Value, End of Period	$14.60		$13.40	$14.70	$13.97	$12.09

Total Return	14.73	%(a)	(2.47)%	7.60%	19.68%	21.28	%(a)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$38,128		$32,452	$28,369	$25,780	$20,458
Ratio of net expenses to average net assets	1.00	%(b)	1.00%	1.00%	1.00%	1.00	%(b)
Ratio of net investment income to average net assets	1.12	%(b)	0.30%	0.08%	(0.05)%	0.43	%(b)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets(c)	1.12	%(b)	1.15%	1.12%	1.12%	1.60	%(b)
Portfolio turnover rate	20.85	%(a)	43.24%	33.61%	51.57%	13.31	%(a)

Amounts designated as “—” are $0 or have been rounded to $0.

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) During the periods ending March 31, 2012 through March 31, 2016 and December 31, 2016, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Small Cap Fund
December 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.9%)
Consumer Discretionary (13.6%)
Big Lots, Inc.	22,500	1,129,725
Brinker International, Inc.	12,200	604,266
Cheesecake Factory, Inc.	18,300	1,095,804
Choice Hotels International, Inc.	23,600	1,322,779
Dorman Products, Inc. (a)	17,975	1,313,254
Fossil Group, Inc. (a)	10,100	261,186
Gentherm, Inc. (a)	14,800	500,980
ILG, Inc.	41,800	759,506
Sally Beauty Holdings, Inc. (a)	35,700	943,194
Tenneco, Inc. (a)	13,875	866,771
Texas Roadhouse, Inc.	17,100	824,904
The Cato Corp., Class A	24,900	748,992
Tupperware Brands Corp.	6,725	353,870
Williams Sonoma, Inc.	17,000	822,630
		11,547,861
Consumer Staples (3.0%)
Flowers Foods, Inc.	40,400	806,788
Tootsie Roll Industries, Inc.	21,700	862,575
United Natural Foods, Inc. (a)	17,775	848,223
		2,517,586
Energy (2.9%)
Dril-Quip, Inc. (a)	9,275	556,964
Forum Energy Technologies, Inc. (a)	42,600	937,200
Natural Gas Services Group, Inc. (a)	15,100	485,465
Oceaneering International, Inc.	17,675	498,612
		2,478,241
Financials (17.9%)
1st Source Corp.	9,400	419,804
Artisan Partners Asset Management, Inc., Class A	21,500	639,625
Bank of Hawaii Corp.	19,100	1,693,979
Cohen & Steers, Inc.	23,100	776,160
Commerce Bancshares, Inc.	20,580	1,189,730
CVB Financial Corp.	32,700	749,811
Eagle Bancorp, Inc. (a)	10,600	646,070
Eaton Vance Corp.	30,000	1,256,400
Horace Mann Educators Corp.	14,725	630,230
Independent Bank Corp.	14,600	1,028,570
Infinity Property & Casualty Corp.	8,600	755,940
Lakeland Financial Corp.	14,512	687,288
Morningstar, Inc.	8,400	617,904
Texas Capital Bancshares, Inc. (a)	9,275	727,160
Tompkins Financial Corp.	6,400	605,056
Trustmark Corp.	18,500	659,525
UMB Financial Corp.	15,450	1,191,504
Washington Federal, Inc.	20,000	687,000
Washington Trust BanCorp, Inc.	5,000	280,250
		15,242,006
Health Care (13.9%)
Air Methods Corp. (a)	16,800	535,080
Anika Therapeutics, Inc. (a)	16,300	798,048
Atrion Corp.	1,050	532,560
Bio-Techne Corp.	5,900	606,697
Bruker Corp.	40,000	847,200
Chemed Corp.	8,100	1,299,321
CorVel Corp. (a)	8,875	324,825
Ensign Group, Inc.	30,100	668,521
Globus Medical, Inc., Class A (a)	23,400	580,554
Haemonetics Corp. (a)	18,775	754,755
Masimo Corp. (a)	19,200	1,294,080
Meridian Bioscience, Inc.	44,600	789,420
Owens & Minor, Inc.	31,200	1,101,048
PAREXEL International Corp. (a)	11,500	755,780
U.S. Physical Therapy, Inc.	13,900	975,780
		11,863,669
Industrials (14.7%)
Applied Industrial Technologies, Inc.	22,500	1,336,500
Chart Industries, Inc. (a)	15,000	540,300
CLARCOR, Inc.	5,300	437,091
Donaldson Co., Inc.	18,000	757,440
Franklin Electric Co., Inc.	25,000	972,500
Genesee & Wyoming, Inc., Class A (a)	5,200	360,932
Herman Miller, Inc.	19,075	652,365
Hub Group, Inc., Class A (a)	18,600	813,750
Landstar System, Inc.	11,200	955,360
Lincoln Electric Holdings, Inc.	9,700	743,699
Nordson Corp.	6,100	683,505
Tennant Co.	16,500	1,174,800
The Toro Co.	17,200	962,340
UniFirst Corp.	8,800	1,264,120
Valmont Industries, Inc.	6,375	898,238
		12,552,940
Information Technology (18.2%)
Aspen Technology, Inc. (a)	23,150	1,265,842
Coherent, Inc. (a)	7,275	999,476
DHI Group, Inc. (a)	74,250	464,063
DST Systems, Inc.	11,050	1,184,007
ExlService Holdings, Inc. (a)	14,475	730,119
InterDigital, Inc.	13,825	1,262,913
IPG Photonics Corp. (a)	11,900	1,174,649
NETGEAR, Inc. (a)	17,700	961,995
NIC, Inc.	53,500	1,278,650
Plantronics, Inc.	21,200	1,160,912
Power Integrations, Inc.	13,875	941,419
Syntel, Inc.	24,300	480,897
Tech Data Corp. (a)	9,900	838,332
Teradata Corp. (a)	31,300	850,421
Ubiquiti Networks, Inc. (a)	15,075	871,335
WEX, Inc. (a)	9,000	1,004,400
		15,469,430
Materials (4.7%)
AptarGroup, Inc.	7,000	514,150
Calgon Carbon Corp.	33,900	576,300
Minerals Technologies, Inc.	16,475	1,272,694
Quaker Chemical Corp.	4,850	620,509
Silgan Holdings, Inc.	20,000	1,023,600
		4,007,253
Real Estate (6.6%)
CoreSite Realty Corp.	13,650	1,083,401
DuPont Fabros Technology, Inc.	20,000	878,600
LaSalle Hotel Properties	29,800	908,006
National Health Investors, Inc.	9,475	702,761
Ryman Hospitality Properties, Inc.	14,500	913,645
Tanger Factory Outlet Centers, Inc.	31,550	1,128,858
		5,615,271
Utilities (3.4%)
American States Water Co.	12,100	551,276
New Jersey Resources Corp.	22,700	805,850
ONE Gas, Inc.	24,550	1,570,218
		2,927,344
TOTAL COMMON STOCKS (Cost $65,059,149)		84,221,601

INVESTMENT COMPANIES (1.1%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.24%(b)	943,357	943,357
TOTAL INVESTMENT COMPANIES (Cost $943,357)		943,357

Total Investments (Cost $66,002,506) — 100.0%(c)		85,164,958
Other assets in excess of liabilities — 0.0%		33,810
NET ASSETS — 100.0%		$85,198,768

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of December 31, 2016.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Walden Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at fair value (cost $66,002,506)	$85,164,958
Dividends receivable	104,764
Receivable for capital shares issued	125
Prepaid expenses and other assets	11,439
Total Assets	85,281,286
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	47,600
Administration and accounting	8,691
Chief compliance officer	304
Custodian	935
Shareholder servicing fees	3,362
Transfer agent	5,786
Trustee	25
Other	15,815
Total Liabilities	82,518
Net Assets	$85,198,768
Composition of Net Assets:
Capital	$65,079,446
Accumulated undistributed net investment income	49,717
Accumulated net realized gains from investment transactions	907,153
Net unrealized appreciation from investments	19,162,452
Net Assets	$85,198,768
Shares outstanding (par value $0.01, unlimited number of shares authorized)	4,615,347
Net Asset Value, Offering Price and Redemption price per share	$18.46

STATEMENTS OF OPERATIONS

For the nine months ended December 31, 2016

Investment Income:
Dividends	$1,230,919
Total Investment Income	1,230,919
Expenses:
Investment adviser	430,421
Administration and accounting	60,059
Chief compliance officer	2,343
Custodian	7,677
Shareholder servicing	34,851
Transfer agency	27,743
Trustee	4,587
Other	45,040
Total expenses before fee reductions	612,721
Fees contractually reduced by the investment adviser	(36,830)
Net Expenses	575,891
Net Investment Income	655,028
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,896,069
Change in unrealized appreciation/depreciation from investments	9,644,974
Net realized/unrealized gains (losses) from investments	11,541,043
Change in Net Assets Resulting from Operations	$12,196,071

For the year ended March 31, 2016

Investment Income:
Dividends	$1,097,637
Total Investment Income	1,097,637
Expenses:
Investment adviser	570,604
Administration and accounting	81,085
Chief compliance officer	3,516
Custodian	13,570
Shareholder servicing	44,984
Transfer agency	38,434
Trustee	5,375
Other	48,838
Total expenses before fee reductions	806,406
Fees voluntarily reduced by the transfer agent	(5,450)
Fees contractually reduced by the investment adviser	(42,280)
Net Expenses	758,676
Net Investment Income	338,961
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	7,497,629
Change in unrealized appreciation/depreciation from investments	(9,256,458)
Net realized/unrealized gains (losses) from investments	(1,758,829)
Change in Net Assets Resulting from Operations	$(1,419,868)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	nine months ended	For the year ended	For the year ended
	December 31, 2016	March 31, 2016	March 31, 2015

Investment Activities:
Operations:
Net investment income	$655,028	$338,961	$155,409
Net realized gains from investment transactions	1,896,069	7,497,629	9,520,835
Change in unrealized appreciation/depreciation from investments	9,644,974	(9,256,458)	(6,724,294)
Change in Net Assets Resulting from Operations	12,196,071	(1,419,868)	2,951,950
Dividends:
Net investment income	(784,955)	(296,905)	(72,438)
Net realized gains from investment transactions	(2,494,801)	(11,528,479)	(6,685,832)
Change in Net Assets Resulting from Shareholder Dividends	(3,279,756)	(11,825,384)	(6,758,270)
Capital Share Transactions:
Proceeds from shares issued	6,739,873	2,460,171	1,632,009
Proceeds from shares issued in subscription in-kind(a)	—	—	5,484,961
Dividends reinvested	2,655,254	9,605,667	5,542,266
Cost of shares redeemed	(2,866,880)	(16,806,854)	(24,903,218)
Change in Net Assets Resulting from Capital Share Transactions	6,528,247	(4,741,016)	(12,243,982)
Change in Net Assets	15,444,562	(17,986,268)	(16,050,302)
Net Assets:
Beginning of period	69,754,206	87,740,474	103,790,776
End of period	$85,198,768	$69,754,206	$87,740,474
Share Transactions:
Issued	398,334	149,403	82,515
Issued in subscriptions in-kind(a)	—	—	274,111
Reinvested	141,012	612,606	298,292
Redeemed	(164,119)	(985,635)	(1,270,991)
Change in shares	375,227	(223,626)	(616,073)
Accumulated undistributed net investment income	$49,717	$140,930	$118,440

Amounts designated as “—” are $0 or have been rounded to $0.

(a) See Note 3 to Financial Statements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the nine
	months		For the year	For the year	For the year	For the year	For the year
	ended		ended	ended	ended	ended	ended
	December 31,		March 31,	March 31,	March 31,	March 31,	March 31,
	2016		2016	2015	2014	2013	2012

Net Asset Value, Beginning of Period	$16.45		$19.66	$20.43	$18.48	$16.92	$17.64

Investment Activities:
Operations:
Net investment income	0.16		0.08	0.04	0.01	0.07	0.01
Net realized and unrealized gains (losses) from investment transactions	2.58		(0.38)	0.66	3.42	1.93	0.27
Total from investment activities	2.74		(0.30)	0.70	3.43	2.00	0.28
Dividends:
Net investment income	(0.17)		(0.07)	(0.02)	—	(0.07)	(0.02)
Net realized gains from investments	(0.56)		(2.84)	(1.45)	(1.48)	(0.37)	(0.98)
Total dividends	(0.73)		(2.91)	(1.47)	(1.48)	(0.44)	(1.00)

Net Asset Value, End of Period	$18.46		$16.45	$19.66	$20.43	$18.48	$16.92

Total Return	16.57	%(a)	(0.80)%	3.86%	18.58%	12.05%	2.28%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$85,199		$69,754	$87,740	$103,791	$95,233	$69,544
Ratio of net expenses to average net assets	1.00	%(b)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.14	%(b)	0.45%	0.17%	0.03%	0.40%	0.06%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets(c)	1.06	%(b)	1.06%	1.01%	1.05%	1.09%	1.15%
Portfolio turnover rate	14.71	%(a)	38.05%	28.74%	36.60%	31.98%	24.62%

Amounts designated as “—” are $0 or have been rounded to $0.

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

(c) During the periods ending March 31, 2012 through March 31, 2016 and December 31, 2016, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden International Equity Fund
December 31, 2016

Security Description	Shares	Fair Value ($)

COMMON STOCKS (99.0%)
Australia (6.3%)
Australia & New Zealand Banking Group Ltd.	5,000	109,433
Brambles Ltd.	10,612	94,683
Commonwealth Bank of Australia	2,900	172,004
CSL Ltd.	1,803	130,366
Origin Energy Ltd.	24,200	114,473
Telstra Corp. Ltd.	24,807	91,139
Westpac Banking Corp.	4,734	111,102
Woodside Petroleum Ltd.	4,855	108,721
		931,921
Belgium (0.7%)
Colruyt SA	1,991	98,391
		98,391
Canada (8.9%)
Bank of Montreal	1,695	121,926
BCE, Inc.	2,298	99,332
Canadian National Railway Co.	1,635	110,047
Great-West Lifeco, Inc.	4,143	108,536
IGM Financial, Inc.	3,913	111,342
Intact Financial Corp.	1,398	100,073
Magna International, Inc.	2,576	111,867
Metro, Inc.	3,018	90,281
Rogers Communications, Inc., Class B	2,385	92,007
Royal Bank of Canada	2,020	136,728
The Bank of Nova Scotia	2,020	112,488
The Toronto-Dominion Bank	2,451	120,898
		1,315,525
Denmark (1.3%)
Novo Nordisk A/S	2,430	87,185
Novozymes A/S	2,873	98,884
		186,069
Finland (0.7%)
Kone OYJ	2,380	106,332
		106,332
France (8.8%)
Air Liquide SA	906	100,732
AXA SA	4,979	125,497
Danone SA	1,600	101,231
Dassault Systemes	1,264	96,197
Essilor International SA	794	89,573
Imerys SA	1,464	110,900
Legrand SA	1,702	96,549
L’Oreal SA	600	109,343
Publicis Groupe SA	1,515	104,375
Schneider Electric SE	1,900	131,971
Suez Environnement Co.	6,790	100,033
Technip SA	1,760	125,350
		1,291,751
Germany (8.4%)
Allianz SE	710	117,161
Beiersdorf AG	1,103	93,419
Deutsche Boerse AG	1,245	99,878
Fresenius SE & Co. KGaA	1,416	110,447
Fuchs Petrolub SE	2,475	103,661
Hannover Rueck SE	990	106,932
Henkel AG & Co. KGaA	1,000	104,058
Linde AG	580	95,128
Merck KGaA	1,090	113,475
Muenchener Rueckversicherungs-Gesellschaft AG	562	106,134
SAP AG	2,200	190,284
		1,240,577
Hong Kong (2.7%)
Hang Lung Properties Ltd.	47,400	99,955
Hang Seng Bank Ltd.	5,920	109,789
Li & Fung Ltd.	198,000	86,780
MTR Corp. Ltd.	20,370	98,764
		395,288
Ireland (0.7%)
Experian PLC	5,419	104,903
		104,903
Israel (1.3%)
Check Point Software Technologies Ltd.(a)	1,294	109,292
Nice Systems, Ltd.	1,096	75,237
		184,529
Italy (1.5%)
Luxottica Group SpA	2,500	134,346
Snam SpA	20,137	82,809
		217,155
Japan (21.1%)
Astellas Pharma, Inc.	6,550	90,882
Benesse Holdings, Inc.	4,360	119,806
Canon, Inc.	3,475	97,876
Central Japan Railway Co.	615	100,990
Chugai Pharmaceutical Co. Ltd.	3,200	91,801
Daiwa House Industry Co. Ltd.	4,290	117,005
Denso Corp.	2,435	105,343
East Japan Railway Co.	1,225	105,632
Fast Retailing Co. Ltd.	305	108,907
INPEX Corp.	12,675	126,713
JSR Corp.	8,700	136,959
KDDI Corp.	4,100	103,550
Mitsubishi Electric Corp.	8,175	113,722
Nippon Telegraph & Telephone Corp.	2,380	100,199
Nitto Denko Corp.	1,900	145,485
Nomura Research Institute Ltd.	3,388	102,980
NTT DOCOMO, Inc.	4,410	100,320
Oracle Corporation Japan	1,800	90,559
Oriental Land Co. Ltd.	1,725	97,374
Secom Co. Ltd.	1,435	104,860
Sumitomo Mitsui Financial Group, Inc.	2,450	93,315
Terumo Corp.	2,800	103,236
The Chiba Bank Ltd.	20,245	124,121
The Hachijuni Bank Ltd.	21,240	122,918
The Shizuoka Bank Ltd.	14,180	119,022
Tokio Marine Holdings, Inc.	2,650	108,513
Toyota Motor Corp.	1,700	99,681
Yahoo Japan Corp.	24,535	93,980
Yamato Holdings Co. Ltd.	4,675	94,779
		3,120,528
Luxembourg (1.0%)
Tenaris SA	8,480	151,351
		151,351
Netherlands (3.7%)
Akzo Nobel NV	1,787	111,648
Koninklijke Ahold Delhaize NV	8,228	173,281
Koninklijke Vopak NV	2,166	102,177
Wolters Kluwer NV	4,171	150,840
		537,946
Norway (0.8%)
Statoil ASA	6,461	118,005
		118,005

See Notes to Financial Statements

Security Description	Shares	Fair Value ($)

COMMON STOCKS, CONTINUED
Singapore (1.2%)
ComfortDelGro Corp. Ltd.	48,150	81,840
Singapore Exchange Ltd.	18,680	92,137
		173,977
Spain (3.1%)
Banco Bilbao Vizcaya Argentaria SA	16,788	113,117
Bankinter SA	14,004	108,284
Gas Natural SDG SA	4,843	91,100
Inditex SA	4,067	138,526
		451,027
Sweden (3.0%)
ASSA Abloy AB	4,656	86,191
Atlas Copco AB	4,000	121,400
Nordea Bank AB	10,703	118,648
Svenska Handelsbanken AB	8,480	117,503
		443,742
Switzerland (8.2%)
ABB Ltd.	4,575	96,294
Cie Financiere Richemont SA	1,663	109,941
Givaudan SA	51	93,366
Nestle SA	4,529	324,543
Novartis AG	2,900	210,960
Roche Holding AG	1,170	266,784
SGS SA	48	97,553
		1,199,441
United Kingdom (15.6%)
Aberdeen Asset Management PLC	26,761	84,599
Admiral Group PLC	4,075	91,628
Burberry Group PLC	5,795	106,778
Compass Group PLC	5,409	99,950
Croda International PLC	2,719	106,919
Investec PLC	16,474	108,028
ITV PLC	37,902	96,217
J Sainsbury PLC	31,672	97,326
Johnson Matthey PLC	2,547	99,641
Marks & Spencer Group PLC	22,170	95,485
National Grid PLC	13,835	161,618
Next PLC	1,386	85,011
Petrofac Ltd.	8,827	94,447
Reckitt Benckiser Group PLC	1,921	162,697
RELX PLC	5,597	99,725
Schroders PLC	3,143	115,416
Severn Trent PLC	3,168	86,563
Smith & Nephew PLC	6,383	95,788
Smiths Group PLC	6,000	104,425
Unilever PLC	5,044	203,945
WPP PLC	4,299	95,652
		2,291,858
TOTAL COMMON STOCKS (Cost $15,294,587)		14,560,316

INVESTMENT COMPANIES (0.4%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 0.24%(b)	57,908	57,908
TOTAL INVESTMENT COMPANIES (Cost $57,908)		57,908

Total Investments (Cost $15,352,495) — 99.4%(c)		14,618,224
Other assets in excess of liabilities — 0.6%		94,518
NET ASSETS — 100.0%		$14,712,742

(a)                   Non-income producing security.

(b)                   Rate disclosed is the seven day yield as of December 31, 2016.

(c)                    See Federal Tax Information listed in the Notes to the Financial Statements.

The Fund invested, as a percentage of net assets at value, in the following industries as of December 31, 2016:

Percentage of Total
Industry	Net Assets
Financials	23.0%
Industrials	14.2%
Consumer Discretionary	12.2%
Consumer Staples	10.6%
Health Care	9.5%
Materials	8.2%
Energy	7.0%
Information Technology	5.8%
Telecommunication Services	4.0%
Utilities	3.0%
Real Estate	1.5%
Investment Companies	0.4%
Other net assets	0.6%
Total	100.0%

See Notes to Financial Statements

Financial Statements	Walden International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at fair value (cost $15,352,495)	$14,618,224
Cash	76,884
Dividends receivable	20,798
Receivable for tax reclaims	10,453
Receivable from Adviser	593
Prepaid expenses and other assets	3,141
Total Assets	14,730,093
Liabilities:
Accrued expenses and other liabilities:
Administration and accounting	6,603
Chief compliance officer	48
Custodian	4,248
Transfer agent	3,984
Trustee	4
Other	2,464
Total Liabilities	17,351
Net Assets	$14,712,742
Composition of Net Assets:
Capital	$15,576,276
Accumulated undistributed net investment income/(distributions in excess of net investment income)	(10,510)
Accumulated net realized losses from investment transactions	(118,009)
Net unrealized appreciation from investments	(735,015)
Net Assets	$14,712,742
Shares outstanding (par value $0.01, unlimited number of shares authorized)	1,574,542
Net Asset Value, Offering Price and Redemption price per share	$9.34

STATEMENTS OF OPERATIONS

For the nine months ended December 31, 2016

Investment Income:
Dividends	$352,852
Less: Foreign tax withholding	(42,320)
Total Investment Income	310,532
Expenses:
Investment adviser	76,968
Administration and accounting	41,553
Chief compliance officer	439
Custodian	41,550
Transfer agency	21,302
Trustee	862
Other	8,826
Total expenses before fee reductions	191,500
Fees contractually reduced by the investment adviser	(73,099)
Net Expenses	118,401
Net Investment Income	192,131
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(73,089)
Change in unrealized appreciation/depreciation from investments	(67,327)
Net realized/unrealized gains (losses) from investments	(140,416)
Change in Net Assets Resulting from Operations	$51,715

For the period June 9, 2015(a) through March 31, 2016

Investment Income:
Dividends	$217,720
Less: Foreign tax withholding	(28,048)
Total Investment Income	189,672
Expenses:
Investment adviser	59,958
Administration and accounting	39,041
Chief compliance officer	347
Custodian	42,961
Transfer agency	17,127
Trustee	482
Printing	10,636
Other	6,792
Total expenses before fee reductions	177,344
Fees contractually reduced by the investment adviser	(85,178)
Net Expenses	92,166
Net Investment Income	97,506
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(41,713)
Change in unrealized appreciation/depreciation from investments	(667,688)
Net realized/unrealized (losses) from investments	(709,401)
Change in Net Assets Resulting from Operations	$(611,895)

(a)                   Commencement of operations June 9, 2015.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

		For the period
	For the	Jun. 9, 2015(a)
	nine months ended	through
	December 31, 2016	March 31, 2016

Investment Activities:
Operations:
Net investment income	$192,131	$97,506
Net realized losses from investment transactions	(73,089)	(41,713)
Change in unrealized appreciation/depreciation from investments	(67,327)	(667,688)
Change in Net Assets Resulting from Operations	51,715	(611,895)
Dividends:
Net investment income	(259,568)	(39,886)
Net realized gains from investment transactions	—	(4,339)
Change in Net Assets Resulting from Shareholder Dividends	(259,568)	(44,225)
Capital Share Transactions:
Proceeds from shares issued	1,896,830	13,146,620
Proceeds from shares issued in subscription in-kind(b)	—	251,381
Dividends reinvested	237,659	44,225
Change in Net Assets Resulting from Capital Share Transactions	2,134,489	13,442,226
Change in Net Assets	1,926,636	12,786,106
Net Assets:
Beginning of period	12,786,106	—
End of period	$14,712,742	$12,786,106
Share Transactions:
Issued	196,549	1,322,610
Issued in subscriptions in-kind(b)	—	25,138
Reinvested	25,555	4,690
Change in shares	222,104	1,352,438
Accumulated undistributed net investment income/(distributions in excess of net investment income)	$(10,510)	$62,697

Amounts designated as “—” are $0 or have been rounded to $0.

(a) Commencement of operations on June 9, 2015.

(b) See Note 3 to Financial Statements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

			For the period
	For the		June 9, 2015(a)
	nine months ended		through
	December 31, 2016		March 31, 2016

Net Asset Value, Beginning of Period	$9.45		$10.00

Investment Activities:
Operations:
Net investment income	0.12		0.08
Net realized and unrealized (losses) from investment transactions	(0.06)		(0.59)
Total from investment activities	0.06		(0.51)
Dividends:
Net investment income	(0.17)		(0.04)
Net realized gains from investments	—		—
Total dividends	(0.17)		(0.04)

Net Asset Value, End of Period	$9.34		$9.45

Total Return	0.62	%(b)	(5.09	)%(b)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$14,713		$12,786
Ratio of net expenses to average net assets	1.15	%(c)	1.15	%(c)
Ratio of net investment income to average net assets	1.87	%(c)	1.22	%(c)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment advisor) to average net assets(d)	1.86	%(c)	2.21	%(c)
Portfolio turnover rate	4.90	%(b)	5.11	%(b)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)   Commencement of operations on June 9, 2015.

(b)   Not annualized for periods less than one year.

(c)   Annualized for periods less than one year.

(d)         During the periods ending March 31, 2016 and December 31, 2016, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Notes to Financial Statements	December 31, 2016

1.      Organization:

The Boston Trust & Walden Funds (the “Trust”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust contains the following funds (individually a “Fund”, collectively the “Funds”), each of which are registered as a diversified Fund under the 1940 Act:

Fund	Short Name
Boston Trust Asset Management Fund	Asset Management Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Midcap Fund	Midcap Fund
Boston Trust SMID Cap Fund	SMID Cap Fund
Boston Trust Small Cap Fund	Small Cap Fund

Walden Asset Management Fund	Walden Asset Management Fund
Walden Equity Fund	Walden Equity Fund
Walden Midcap Fund	Walden Midcap Fund
Walden SMID Cap Fund (formerly Walden SMID Cap Innovations Fund)	Walden SMID Cap Fund
Walden Small Cap Fund (formerly Walden Small Cap Innovations Fund)	Walden Small Cap Fund
Walden International Equity Fund	Walden International Equity Fund

The investment objective of each of the Asset Management Fund and Walden Asset Management Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of each of the Equity Fund and Walden Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of each of the Midcap Fund and Walden Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies. The investment objective of each of the SMID Cap Fund and Walden SMID Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization companies. The investment objective of each of the Small Cap Fund and Walden Small Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies. The investment objective of the Walden International Equity Fund is to seek long-term capital growth through an actively managed portfolio of equities of international companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect risk of loss to be remote.

The Trust’s Board of Trustees (the “Board”), upon recommendation from the Boston Trust Investment Management, Inc. (the “Adviser”), approved a change to the Trust’s fiscal year end from March 31 to December 31. As a result, the fiscal period ended December 31, 2016 is a nine month reporting period.

2.      Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

Security Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The value of each equity security, including common stocks, is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. The prices for foreign securities are reported in local currency and converted to U.S dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by a recognized independent pricing service.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are provided by an independent pricing service, the use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

The Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. If market prices are not readily available or, in the opinion of the Adviser, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Funds’ assets at their fair value according to policies approved by the Board. The Adviser believes that foreign security values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign security prices may be “fair valued” by an independent pricing service through the use of factors which take such volatility into account.

Investments in investment companies and money market funds are valued at net asset value per share.

Continued

Notes to Financial Statements	December 31, 2016

Fair Value Measurements:

The valuation techniques employed by the Funds, as described above in Security Valuation, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation techniques described above in Security Valuation, equity securities are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Debt securities, including those with a remaining maturity of 60 days or less, are generally categorized as Level 2 securities in the fair value hierarchy. Open-end investment companies and money market funds are generally categorized as Level 1 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Funds’ investments based on the three levels defined above:

		Level 2
	Level 1	Other Significant	Total Investments
Fund Name	Quoted Prices	Observable Inputs	in Securities
Asset Management Fund
Common Stocks(1)	$305,315,688	$—	$305,315,688
Corporate Bonds(1)	—	16,676,093	16,676,093
Municipal Bonds(2)	—	4,959,767	4,959,767
U.S. Government & U.S. Government Agency Obligations	—	58,538,021	58,538,021
Investment Companies	22,746,126	—	22,746,126
Total	328,061,814	80,173,881	408,235,695
Equity Fund
Common Stocks(1)	116,790,467	—	116,790,467
Investment Companies	2,099,046	—	2,099,046
Total	118,889,513	—	118,889,513
Midcap Fund
Common Stocks(1)	50,129,885	—	50,129,885
Investment Companies	157,181	—	157,181
Total	50,287,066	—	50,287,066
SMID Cap Fund
Common Stocks(1)	6,451,432	—	6,451,432
Investment Companies	55,149	—	55,149
Total	6,506,581	—	6,506,581
Small Cap Fund
Common Stocks(1)	327,581,455	—	327,581,455
Investment Companies	5,562,800	—	5,562,800
Total	333,144,255	—	333,144,255
Walden Asset Management Fund
Common Stocks(1)	71,655,501	—	71,655,501
Corporate Bonds(1)	—	3,972,077	3,972,077
Municipal Bonds(2)	—	461,396	461,396
U.S. Government & U.S. Government Agency Obligations	—	21,352,055	21,352,055
Investment Companies	2,912,259	—	2,912,259
Certificate of Deposit	—	99,373	99,373
Total	74,567,760	25,884,901	100,452,661
Walden Equity Fund
Common Stocks(1)	179,763,695	—	179,763,695
Investment Companies	1,792,896	—	1,792,896
Total	181,556,591	—	181,556,591
Walden Midcap Fund
Common Stocks(1)	38,605,650	—	38,605,650
Investment Companies	449,117	—	449,117
Total	39,054,767	—	39,054,767
Walden SMID Cap Fund
Common Stocks(1)	37,726,723	—	37,726,723
Investment Companies	985,224	—	985,224
Total	38,711,947	—	38,711,947
Walden Small Cap Fund
Common Stocks(1)	84,221,601	—	84,221,601
Investment Companies	943,357	—	943,357
Total	85,164,958	—	85,164,958

Continued

Notes to Financial Statements	December 31, 2016

		Level 2
	Level 1	Other Significant	Total Investments
Fund Name	Quoted Prices	Observable Inputs	in Securities
Walden International Equity Fund
Common Stocks(3)
Auto Components	$111,867	$105,343	$217,210
Banks	492,040	1,419,256	1,911,296
Capital Markets	111,342	500,058	611,400
Diversified Telecommunication Services	99,332	191,338	290,670
Food & Staples Retailing	90,281	368,998	459,279
Insurance	208,609	655,865	864,474
Road & Rail	110,047	387,226	497,273
Software	109,292	452,277	561,569
Wireless Telecommunication Services	92,007	203,870	295,877
Other Common Stocks	—	8,851,268	8,851,268
Investment Companies	57,908	—	57,908
Total	1,482,725	13,135,499	14,618,224

(1) For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

(2) For detailed State classifications, see the accompanying Schedules of Portfolio Investments.

(3) For detailed Country classifications, see the accompanying Schedules of Portfolio Investments.

The Funds recognize transfers, if any, between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of December 31, 2016, from the valuation input levels used on March 31, 2016. The Funds did not hold any Level 3 securities during the period ended December 31, 2016.

Security Transactions and Related Income:

Security transactions are recorded no later than one business day after trade date. For financial reporting purposes, security transactions are recorded on trade date on the last business day of the reporting period recognized on effective yield on yield to maturity basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount method. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”), which report information on the source of their distribution annually. Certain distributions received from REITs during the year, which are known to be return of capital, are recorded as a reduction to the cost of the individual REIT.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Trust are allocated proportionately to each Fund within the Trust according to the relative net assets of each Fund or on another reasonable basis.

Dividends to Shareholders:

Dividends to shareholders are recorded on the ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually by the Funds. Dividends to shareholders from net realized gains, if any, are declared and distributed at least annually by the Funds.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

Management has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including Federal (i.e., the last four tax year ends and the interim tax period since then, as applicable) and believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken as of and during the nine months ended December 31, 2016. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statement of Operations as incurred.

Foreign Currency Transactions:

The accounting records of the Funds are maintained in U.S. dollars denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i)                 value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)              purchases and sales of Investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Continued

Notes to Financial Statements	December 31, 2016

New Accounting Pronouncements:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

3.      Related Party Transactions and Other Service Arrangements:

Investment Adviser:

The Trust, with respect to the Funds, and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate
Asset Management Fund	0.75%
Equity Fund	0.75%
Midcap Fund	0.75%
SMID Cap Fund	0.75%
Small Cap Fund	0.75%

Fund	Fee Rate
Walden Asset Management Fund	0.75%
Walden Equity Fund	0.75%
Walden Midcap Fund	0.75%
Walden SMID Cap Fund	0.75%
Walden Small Cap Fund	0.75%
Walden International Equity Fund	0.75%

Additionally, two trustees of the Trust are officers of the Adviser or its affiliate, and an officer of the Trust is an officer of the Adviser. These persons are not paid directly by the Funds.

Administration and Fund Accounting:

Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi provides administrative and fund accounting services for a fee that is computed daily and paid monthly, based on the aggregate daily net assets of the Trust plus certain base fees.

Certain officers of the Trust are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as Officers of the Trust. Citi makes an employee available to serve as the Funds’ Chief Compliance Officer (“CCO”) under a Compliance Service Agreement between the Funds and Citi (the “CCO Agreement”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $89,376 for the nine months ended December 31, 2016, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by the CCO as an employee of Citi.

Distribution:

BHIL Distributors, LLC, (“BHIL”), a wholly-owned subsidiary of Foreside Distribution Services, L.P., (“Foreside”) serves as the Funds’ distribution agent. The distribution agreement provides for payment of a fixed annual fee of $35,000 for review of sales literature and dealer set-up efforts, and reimbursement of out-of-pocket expenses. These amounts are paid monthly to BHIL from the Advisor and not by the Funds. BHIL is not affiliated with Citi or the Adviser. Effective February 7, 2017, Lovell Minnick Partners, LLC agreed to acquire a majority stake in Foreside parent, Foreside Financial Corp. The transaction is expected to close second quarter 2017.

Shareholder Services:

The Funds may enter into shareholder services agreements with investment advisers, banks, trust companies and other types of organizations (“Authorized Service Providers”), which may include affiliates of the Funds, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Affiliates of the Funds did not receive any fees during the nine months ended December 31, 2016.

Custodian and Transfer Agency:

Boston Trust & Investment Management Company (“Boston Trust”), the parent company of the Adviser, acts as the Fund’s transfer agent. Under the transfer agency agreement, Boston Trust receives a fixed fee of $18,000 annually per fund, accrued daily and paid monthly for its services. Under a sub-transfer agency agreement assigned from Citi, FIS Investor Services, LLC receives a fixed annual fee accrued daily and paid monthly, plus annual per account fees and certain out of pocket expenses for its services to the Trust.

Boston Trust acts as the Funds’ custodian, with the exception of the Walden International Equity Fund. Under the custody agreement, Boston Trust receives an annual asset based fee of 0.014% of the value of securities held. Citibank, N.A. receives sub-custodian fees from Boston Trust for each Fund except the Walden International Equity Fund. Under a separate custody agreement, Citibank, N.A., an affiliate of Citi, serves as custodian for the Walden International Equity Fund and receives a fee based on a percentage of assets held on behalf of the Walden International Equity Fund, transaction fees and certain out of pocket expenses for its services. Such percentages vary by the jurisdiction in which the assets are held.

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary, exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles) of each Fund, except the SMID Cap Fund and the Walden International Equity Fund, to 1.00% of the average daily net assets. The Adviser has agreed to reduce its fees payable by the SMID Cap Fund and the Walden International Equity Fund to the extent necessary, subject to certain exclusions, to limit the aggregate annual operating expenses of the SMID Cap Fund to 0.75% of its average daily net assets and the Walden International Equity Fund to 1.15% of its average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable expense limitations. The expense limitation agreement shall automatically renew effective August 1 of every year until the Adviser provides written notice of non-renewal to the Trust.

Continued

Notes to Financial Statements	December 31, 2016

Pursuant to its agreement, for the years ended March 31, 2014, 2015 and 2016, and the period ended December 31, 2016, the Adviser reimbursed, and has yet to recoup, fees in the following amounts:

Fund	Amount	Expires
Midcap Fund	$4	3/31/2017
	1,824	3/31/2018
	8,884	3/31/2019
	6,555	12/31/2019

SMID Cap Fund	23,931	3/31/2017
	29,670	3/31/2018
	44,650	3/31/2019
	37,894	12/31/2019

Small Cap Fund	355,171	3/31/2017
	213,139	3/31/2018
	297,469	3/31/2019
	157,762	12/31/2019

Fund	Amount	Expires
Walden Asset Management Fund	$28,632	3/31/2017
	25,881	3/31/2018
	40,670	3/31/2019
	34,372	12/31/2019

Walden Equity Fund	113,975	3/31/2017
	124,593	3/31/2018
	151,560	3/31/2019
	124,204	12/31/2019

Walden Midcap Fund	7,143	3/31/2017
	7,376	3/31/2018
	17,571	3/31/2019
	12,415	12/31/2019

Walden SMID Cap Fund	23,699	3/31/2017
	25,541	3/31/2018
	37,277	3/31/2019
	31,322	12/31/2019

Walden Small Cap Fund	49,312	3/31/2017
	2,313	3/31/2018
	42,280	3/31/2019
	36,830	12/31/2019

Walden International Equity Fund	85,178	3/31/2019
	73,099	12/31/2019

As of December 31, 2016, the Adviser may recoup amounts from the Funds as follows:

Total Potential Recoupment
Asset Management Fund	$—
Equity Fund	—
Midcap Fund	17,267
SMID Cap Fund	136,145
Small Cap Fund	1,023,541

Total Potential Recoupment
Walden Asset Management Fund	$129,555
Walden Equity Fund	514,332
Walden Midcap Fund	44,505
Walden SMID Cap Fund	117,839
Walden Small Cap Fund	130,735
Walden International Equity Fund	158,277

During the year ended March 31, 2016, certain securities of an affiliated separately managed account were exchanged, at fair value, as in-kind transfers of the Walden International Equity Fund. The total fair value of the in-kind transfers was $251,381 for 25,138 shares of the Walden International Equity Fund in exchange for securities of an affiliated separately managed account.

During the year ended March 31, 2015, certain securities of an affiliated separately managed account were exchanged, at fair value, as in-kind transfers of the Walden Small Cap Fund. The total fair value of the in-kind transfers was $5,484,961 for 274,111 shares of the Walden Small Cap Fund in exchange for securities of an affiliated separately managed account.

4.      Purchases and Sales of Securities:

Cost of purchases and proceeds from sales and maturities of securities, excluding short-term securities and U.S. Government securities, for the Funds for the nine months ended December 31, 2016, totaled:

Fund	Purchases	Sales and Maturities
Asset Management Fund	$37,783,503	$20,033,821
Equity Fund	7,545,136	8,624,472
Midcap Fund	7,114,352	7,532,247
SMID Cap Fund	1,473,673	1,322,305
Small Cap Fund	184,011,261	245,283,954
Walden Asset Management Fund	9,701,798	7,608,784
Walden Equity Fund	21,377,476	17,159,795
Walden Midcap Fund	5,656,412	4,599,305
Walden SMID Cap Fund	8,675,713	7,020,497
Walden Small Cap Fund	14,609,185	11,121,633
Walden International Equity Fund	2,794,525	666,652

Cost of purchases and proceeds from sales and maturities of U.S. Government Securities, excluding short-term securities, for the Funds for the nine months ended December 31, 2016, totaled:

Fund	Purchases	Sales and Maturities
Asset Management Fund	$8,685,074	$10,992,857
Walden Asset Management Fund	6,998,992	1,646,312

Continued

Notes to Financial Statements	December 31, 2016

5.      Federal Income Tax Information:

At December 31, 2016, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Gross Tax Unrealized	Gross Tax Unrealized	Net Unrealized Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Asset Management Fund	$268,515,903	$141,996,573	$(2,276,781)	$139,719,792
Equity Fund	68,585,483	50,847,913	(543,883)	50,304,030
Midcap Fund	33,061,792	18,165,538	(940,264)	17,225,274
SMID Cap Fund	5,155,846	1,514,265	(163,530)	1,350,735
Small Cap Fund	254,239,100	93,207,541	(14,302,386)	78,905,155
Walden Asset Management Fund	74,274,619	27,837,783	(1,659,741)	26,178,042
Walden Equity Fund	114,686,581	69,519,188	(2,649,178)	66,870,010
Walden Midcap Fund	28,986,383	10,877,421	(809,037)	10,068,384
Walden SMID Cap Fund	31,610,613	8,067,732	(966,398)	7,101,334
Walden Small Cap Fund	66,004,834	22,551,232	(3,391,108)	19,160,124
Walden International Equity Fund	15,362,711	474,840	(1,219,327)	(744,487)

The tax character of distributions paid during the nine month fiscal period ended December 31, 2016 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Capital	Paid(1)
Asset Management Fund	$4,223,815	$15,345,985	$19,569,800	$—	$19,569,800
Equity Fund	1,112,876	6,430,098	7,542,974	—	7,542,974
Midcap Fund	659,104	2,744,636	3,403,740	—	3,403,740
SMID Cap Fund	118,839	271,297	390,136	—	390,136
Small Cap Fund	3,993,823	9,153,927	13,147,750	—	13,147,750
Walden Asset Management Fund	1,044,552	1,916,337	2,960,889	—	2,960,889
Walden Equity Fund	1,714,128	4,291,722	6,005,850	—	6,005,850
Walden Midcap Fund	464,829	1,414,849	1,879,678	—	1,879,678
Walden SMID Cap Fund	792,165	1,148,927	1,941,092	—	1,941,092
Walden Small Cap Fund	732,553	2,547,203	3,279,756	—	3,279,756
Walden International Equity Fund	259,568	—	259,568	—	259,568

(1)         Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

The tax character of distributions paid during the fiscal year ended March 31, 2016 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Capital	Paid(1)
Asset Management Fund	$4,817,610	$14,994,468	$19,812,078	$—	$19,812,078
Equity Fund	1,334,295	6,343,300	7,677,595	—	7,677,595
Midcap Fund	402,244	2,425,712	2,827,956	—	2,827,956
SMID Cap Fund	42,783	324,242	367,025	—	367,025
Small Cap Fund	2,611,157	57,191,988	59,803,145	—	59,803,145
Walden Asset Management Fund	1,069,344	4,703,453	5,772,797	—	5,772,797
Walden Equity Fund	1,870,888	7,516,146	9,387,034	—	9,387,034
Walden Midcap Fund	341,785	1,428,000	1,769,785	—	1,769,785
Walden SMID Cap Fund	246,894	1,594,235	1,841,129	—	1,841,129
Walden Small Cap Fund	428,898	11,396,486	11,825,384	—	11,825,384
Walden International Equity Fund	44,225	—	44,225	—	44,225

(1)         Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

The tax character of distributions paid during the fiscal year ended March 31, 2015 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Tax Return of	Total Distributions
	Ordinary Income	Capital Gains	Distributions	Capital	Paid(1)
Asset Management Fund	$4,816,117	$7,480,276	$12,296,393	$—	$12,296,393
Equity Fund	966,299	2,029,175	2,995,474	—	2,995,474
Midcap Fund	394,184	1,765,084	2,159,268	—	2,159,268
SMID Cap Fund	42,588	223,676	266,264	—	266,264
Small Cap Fund	5,843,060	25,889,299	31,732,359	—	31,732,359
Walden Asset Management Fund	877,816	519,966	1,397,782	—	1,397,782
Walden Equity Fund	2,227,112	6,602,715	8,829,827	—	8,829,827
Walden Midcap Fund	345,118	907,147	1,252,265	—	1,252,265
Walden SMID Cap Fund	440,304	133,340	573,644	—	573,644
Walden Small Cap Fund	599,334	6,158,936	6,758,270	—	6,758,270

(1)         Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

Continued

Notes to Financial Statements	December 31, 2016

As of December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized
	Ordinary	Long-Term Capital	Accumulated	Capital and Other	Appreciation	Total Accumulated
Fund	Income	Gains	Earnings	Losses	(Depreciation)(2)	Earnings (Deficit)
Asset Management Fund	$—	$1,480,027	$1,480,027	$—	$139,719,792	$141,199,819
Equity Fund	—	—	—	(180,311)	50,304,030	50,123,719
Midcap Fund	41,658	444,945	486,603	—	17,225,274	17,711,877
SMID Cap Fund	—	—	—	(8,566)	1,350,735	1,342,169
Small Cap Fund	869,522	11,752,083	12,621,605	—	78,905,155	91,526,760
Walden Asset Management Fund	—	108,061	108,061	—	26,178,042	26,286,103
Walden Equity Fund	—	361,944	361,944	(6,390)	66,870,010	67,225,564
Walden Midcap Fund	4,465	—	4,465	(20,285)	10,068,384	10,052,564
Walden SMID Cap Fund	—	—	—	(13,126)	7,101,334	7,088,208
Walden Small Cap Fund	—	959,198	959,198	—	19,160,124	20,119,322
Walden International Equity Fund	3,060	—	3,060	(121,364)	(745,231)	(863,535)

(2)   The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the end of its tax year ended December 31, 2016, the Fund has net capital loss carry forwards (“CLCFs”) not subject to expiration as summarized in the tables below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

Fund	Short Term	Long Term	Total
Walden International Equity Fund	$62,403	$53,582	$115,985

Under current tax law, net investment losses and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds deferred losses as follows:

	Late Year	Post October
Fund	Ordinary Loss	Capital Losses
Equity Fund	$—	$180,311
SMID Cap Fund	—	8,566
Walden Equity Fund	—	6,390
Walden Midcap Fund	—	20,285
Walden SMID Cap Fund	—	13,125
Walden International Equity Fund	3,820	1,558

As of December 31, 2016, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Accumulated Net	Accumulated Net
Fund	Investment Income	Realized Gains	Paid in Capital
Asset Management Fund	$21,567	$(21,568)	$1
Equity Fund	3,969	6,780	(10,749)
Midcap Fund	—	(1)	1
SMID Cap Fund	509	604	(1,113)
Small Cap Fund	206,823	(6,746,481)	6,539,658
Walden Asset Management Fund	11,086	(11,086)	—
Walden Equity Fund	2,104	(2,101)	(3)
Walden Midcap Fund	(1)	—	1
Walden SMID Cap Fund	8,922	(111)	(8,811)
Walden Small Cap Fund	38,714	(38,714)	—
Walden International Equity Fund	(5,770)	5,773	(3)

The amounts of dividends to shareholders from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. return of capital, net operating loss, reclassification of certain market discounts, gain/ loss on paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g. wash sales and post October losses) do not require reclassification. To the extent dividends to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Continued

Notes to Financial Statements	December 31, 2016

6.      Control Ownership and Principal Holders:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2016, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below.

Fund	Control Ownership	% of Ownership
Asset Management Fund	US Bank N.A.	90.2
Equity Fund	US Bank N.A.	93.3
Midcap Fund	US Bank N.A.	94.2
SMID Cap Fund	US Bank N.A.	68.3
Walden Asset Management Fund	US Bank N.A.	63.5
Walden Equity Fund	US Bank N.A.	27.6
Walden Midcap Fund	US Bank N.A.	95.9
Walden SMID Cap Fund	US Bank N.A.	50.1
Walden Small Cap Fund	US Bank N.A.	42.8
Walden International Equity Fund	US Bank N.A.	93.6

7.      Subsequent Events:

Management has evaluated events and transactions through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

Continued

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Boston Trust & Walden Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Boston Trust & Walden Funds, comprising the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Fund (formerly Walden SMID Cap Innovations Fund), Walden Small Cap Fund (formerly Walden Small Cap Innovations Fund) and Walden International Equity Fund (the “Funds”), as of December 31, 2016, and the related statements of operations and changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The Boston Trust & Walden Funds as of December 31, 2016, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen & Company, Ltd.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 27, 2017

Supplementary Information (Unaudited)	December 31, 2016

Federal Income Tax Information:

During the fiscal period ended December 31, 2016, the Funds declared long-term realized gain distributions in the following amounts:

Fund	15% Capital Gains
Asset Management Fund	$15,345,985
Equity Fund	6,430,098
Midcap Fund	2,744,636
SMID Cap Fund	271,297
Small Cap Fund	13,554,295
Walden Asset Management Fund	1,916,337
Walden Equity Fund	4,291,721
Walden Midcap Fund	1,414,849
Walden SMID Cap Fund	1,148,927
Walden Small Cap Fund	2,547,203

During the fiscal period ended December 31, 2016, the Funds declared short-term realized gain distributions in the following amounts:

Fund	Short-Term Capital Gains
Midcap Fund	$246,974
SMID Cap Fund	50,203
Small Cap Fund	621,559
Walden Asset Management Fund	28,010
Walden Equity Fund	56,998
Walden Midcap Fund	166,470
Walden SMID Cap Fund	459,212
Walden Small Cap Fund	440

For the fiscal period ended December 31, 2016, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Fund	Distribution Received Deduction
Asset Management Fund	100.00%
Equity Fund	100.00%
Midcap Fund	100.00%
SMID Cap Fund	94.91%
Small Cap Fund	100.00%
Walden Asset Management Fund	100.00%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden SMID Cap Fund	82.56%
Walden Small Cap Fund	100.00%

For the fiscal period ended December 31, 2016, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

Fund	Qualified Dividend Income
Asset Management Fund	100.00%
Equity Fund	100.00%
Midcap Fund	100.00%
SMID cap Fund	100.00%
Small Cap Fund	100.00%
Walden Asset Management Fund	100.00%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden SMID Cap Fund	85.37%
Walden Small Cap Fund	100.00%
Walden International Equity Fund	79.16%

Continued

Table of Shareholder Expenses:

As a shareholder of the Trust, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust & Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period(1)	During Period
	7/1/16	12/31/16	7/1/16 - 12/31/16	7/1/16 - 12/31/16
Asset Management Fund	$1,000.00	$1,034.30	$4.87	0.95%
Equity Fund	1,000.00	1,058.20	5.03	0.97%
Midcap Fund	1,000.00	1,047.50	5.16	1.00%
SMID Cap Fund	1,000.00	1,129.50	4.03	0.75%
Small Cap Fund	1,000.00	1,137.90	5.39	1.00%
Walden Asset Management Fund	1,000.00	1,039.10	5.14	1.00%
Walden Equity Fund	1,000.00	1,067.10	5.21	1.00%
Walden Midcap Fund	1,000.00	1,049.10	5.16	1.00%
Walden SMID Cap Fund	1,000.00	1,132.10	5.37	1.00%
Walden Small Cap Fund	1,000.00	1,140.10	5.39	1.00%
Walden International Equity Fund	1,000.00	1,012.60	5.83	1.15%

(1)         Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period(1)	During Period
	7/1/16	12/31/16	7/1/16 - 12/31/16	7/1/16 - 12/31/16
Asset Management Fund	$1,000.00	$1,020.42	$4.84	0.95%
Equity Fund	1,000.00	1,020.32	4.94	0.97%
Midcap Fund	1,000.00	1,020.16	5.09	1.00%
SMID Cap Fund	1,000.00	1,021.42	3.82	0.75%
Small Cap Fund	1,000.00	1,020.16	5.09	1.00%
Walden Asset Management Fund	1,000.00	1,020.16	5.09	1.00%
Walden Equity Fund	1,000.00	1,020.16	5.09	1.00%
Walden Midcap Fund	1,000.00	1,020.16	5.09	1.00%
Walden SMID Cap Fund	1,000.00	1,020.16	5.09	1.00%
Walden Small Cap Fund	1,000.00	1,020.16	5.09	1.00%
Walden International Equity Fund	1,000.00	1,019.41	5.85	1.15%

(1)         Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Continued

Tabular Summary of Schedules of Portfolio Investments:

The Boston Trust Funds invested, as a percentage of total net assets, in the following industries as of December 31, 2016.

Asset Management Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	17.4%
Information Technology	15.6%
U.S. Government & U.S. Government Agency Obligations	14.5%
Health Care	11.4%
Industrials	10.4%
Consumer Discretionary	8.9%
Consumer Staples	8.2%
Investment Companies	5.6%
Energy	3.5%
Materials	2.4%
Utilities	1.5%
Municipal Bonds	1.2%
Telecommunication Services	0.5%
Liabilities in excess of other net assets	-1.1%
Total	100.0%

Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	19.8%
Information Technology	18.7%
Health Care	14.5%
Industrials	12.6%
Consumer Staples	11.5%
Consumer Discretionary	10.4%
Energy	4.5%
Materials	3.3%
Utilities	2.1%
Investment Companies	1.8%
Telecommunication Services	0.9%
Liabilities in excess of other net assets	-0.1%
Total	100.0%

Midcap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	14.9%
Industrials	14.7%
Consumer Discretionary	14.7%
Information Technology	14.4%
Health Care	12.8%
Utilities	6.6%
Consumer Staples	6.3%
Materials	5.6%
Real Estate	5.4%
Energy	3.9%
Investment Companies	0.3%
Other net assets	0.4%
Total	100.0%

SMID Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	18.3%
Industrials	16.4%
Information Technology	15.6%
Consumer Discretionary	14.1%
Health Care	11.5%
Real Estate	7.8%
Materials	5.2%
Energy	3.7%
Consumer Staples	3.4%
Utilities	3.1%
Investment Companies	0.8%
Other net assets	0.1%
Total	100.0%

Small Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	18.2%
Financials	17.5%
Industrials	14.6%
Health Care	14.3%
Consumer Discretionary	14.1%
Real Estate	6.8%
Materials	4.9%
Utilities	3.4%
Consumer Staples	3.3%
Energy	2.9%
Investment Companies	1.7%
Liabilities in excess of other net assets	-1.7%
Total	100.0%

Continued

The Walden Funds invested, as a percentage of total net assets, in the following industries and countries as of December 31, 2016.

Walden Asset Management Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
U.S. Government & U.S. Government Agency Obligations	21.1%
Information Technology	14.5%
Financials	14.1%
Health Care	10.6%
Industrials	10.0%
Consumer Discretionary	9.9%
Consumer Staples	8.5%
Investment Companies	2.9%
Energy	2.8%
Materials	2.1%
Utilities	1.4%
Telecommunication Services	0.8%
Municipal Bonds	0.5%
Certificate of Deposit	0.1%
Other net assets	0.7%
Total	100.0%

Walden Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	18.4%
Financials	18.0%
Health Care	14.5%
Industrials	13.7%
Consumer Discretionary	12.9%
Consumer Staples	11.5%
Energy	3.8%
Materials	3.1%
Utilities	1.9%
Telecommunication Services	1.0%
Investment Companies	1.0%
Other net assets	0.2%
Total	100.0%

Walden Midcap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Industrials	15.5%
Financials	15.0%
Consumer Discretionary	14.8%
Information Technology	13.9%
Health Care	12.9%
Consumer Staples	6.5%
Utilities	5.6%
Real Estate	5.5%
Materials	5.4%
Energy	3.8%
Investment Companies	1.1%
Total	100.0%

Walden SMID Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	18.6%
Information Technology	16.4%
Industrials	15.9%
Consumer Discretionary	13.2%
Health Care	12.0%
Real Estate	8.6%
Materials	5.4%
Energy	3.2%
Utilities	3.1%
Investment Companies	2.6%
Consumer Staples	2.5%
Liabilities in excess of other net assets	-1.5%
Total	100.0%

Walden Small Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	18.2%
Financials	17.9%
Industrials	14.7%
Health Care	13.9%
Consumer Discretionary	13.6%
Real Estate	6.6%
Materials	4.7%
Utilities	3.4%
Consumer Staples	3.0%
Energy	2.9%
Investment Companies	1.1%
Total	100.0%

Walden International Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Japan	21.1%
United Kingdom	15.6%
Canada	8.9%
France	8.8%
Germany	8.4%
Switzerland	8.2%
Australia	6.3%
Netherlands	3.7%
Spain	3.1%
Sweden	3.0%
Hong Kong	2.7%
Italy	1.5%
Israel	1.3%
Denmark	1.3%
Singapore	1.2%
Luxembourg	1.0%
Norway	0.8%
Ireland	0.7%
Belgium	0.7%
Finland	0.7%
United States	0.4%
Other net assets	0.6%
Total	100.0%

Continued

Other Information:

A description of the policies and guidelines that the Funds use to determine how to vote proxies related to portfolio securities is available: (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Proxy voting policies and guidelines as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Boston Trust & Investment Management, Inc. website at http://www.btim.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Continued

The annual consideration by the Board of Trustees (the “Board”) of the continuation of the investment advisory agreement between Boston Trust Investment Management, Inc., (the “Adviser”) and Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Fund, Walden Small Cap Fund, and Walden International Equity Fund (the “Funds”).

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with Boston Trust Investment Management, Inc. (the “Adviser”) be renewed annually by the Board of Trustees of The Boston Trust & Walden Funds (the “Trust”), including a majority of the Board who are not “interested persons” of the Trust or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board considered the continuation of the Investment Advisory Agreement at an in-person meeting held on August 11, 2016. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of each series of the Trust (the “Funds”) and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser.

At the meeting on August 11, 2016, the Board engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed the information and data listed above, as supplemented by Citi Fund Services Ohio, Inc. (“Citi”), the Trust’s administrator. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations.

The Board gave careful consideration to the nature, extent and quality of the services provided by the Adviser. The Trustees reviewed the organizational structure of the Adviser and Boston Trust & Investment Management Company (“Boston Trust”), the Adviser’s parent; the Adviser’s investment philosophy: its portfolio construction process and its fixed income approach. The Board discussed the Adviser’s up-capture and down-capture performance, demonstrating the Adviser’s investment philosophy. The Board discussed Walden Asset Management’s approach to sustainable, responsible and impact investing, including its ESG research framework and its portfolio screening guidelines. The Board reviewed the Adviser’s experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser. The Board reviewed biographical information about the employees of Boston Trust. The Board discussed the Adviser’s brokerage allocation and execution strategy, noting that the Adviser does not take into consideration sales of Fund shares in selecting brokers through which its affects Fund portfolio transactions. The Board also discussed the Adviser’s compliance program and its business continuity and disaster recovery plans. Finally, the Board discussed succession planning, noting Boston Trust’s objective of transitioning equity from the original five principals to a larger number of employees and highlighting the key areas of focus under the plan. The Board acknowledged that non-founder employees now own 43% of the company. Taking into account the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

The Board reviewed the performance of the Funds from inception through December 31, 2015 and June 30, 2016, comparing the performance to various indices and also, in the case of the Boston Trust Asset Management Fund and the Walden Asset Management Fund, to a bond index, equity index and Treasury bills. The Adviser also compared each Fund, other than the Boston Trust Equity Fund and Walden Equity Fund, to competitor funds. The Boston Trust Equity Fund and Walden Equity Fund were compared to the Morningstar Larger Blend Average and the Lipper Large Cap Core Average. The Trustees and the Adviser discussed the methodology used to select the competitor funds and whether to revise the methodology going forward. The Board noted that as of December 31, 2015, all of the Funds except the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Walden Asset Management Fund, and Walden Equity Fund outperformed their respective indices for the one-year period and all of the Funds underperformed their respective indices for the three-year and five-year periods, except the Boston Trust SMID Cap Fund, Walden SMID Cap Fund, and Walden Midcap Fund, which do not have five-year track records, and the Walden International Equity Fund, which does not have a three-year and five-year track record. For the 10-year period, the Boston Trust Small Cap Fund outperformed its index, while the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Walden Asset Management Fund, and Walden Equity Fund underperformed their indices. The Trustees noted that the Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Walden Midcap Fund, Walden SMID Cap Fund, Walden Small Cap Fund, and Walden International Equity Fund do not have a 10-year performance record. Looking at since inception information, the Trustees noted that the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust SMID Cap Fund, Walden Midcap Fund, Walden SMID Cap Fund and Walden Small Cap Fund each underperformed their respective indices, while the Boston Trust Midcap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, and Walden International Equity Fund each outperformed their respective indices for the same period. Reviewing performance information as of June 30, 2016, the Board noted that each Fund outperformed their respective index for the year-to-date and one-year periods. The Funds also performed well in comparison to competitor

Continued

funds. A representative of the Adviser noted that while the Funds generally underperformed their benchmarks, they participated in the rising market and outperformed their benchmarks in falling markets. A representative of the Adviser noted that this downside protection is consistent with the Adviser’s strategy and is routinely communicated to clients and investors.

The Board also reviewed the range of advisory fees paid by the Funds to the Adviser and the total operating expenses of each Fund. The Board reviewed materials provided by the Adviser and Citi that compare the investment advisory fees assessed the Funds, both before and after expense waivers and/or reimbursements, with the industry average and the appropriate Lipper and Morningstar averages (the “Peer Group”). The Adviser also provided the Board with the Adviser’s separate account and pooled investment fund fee schedules. The Board considered that separate accounts and other pooled investment funds tend to require fewer services than the Funds and, therefore, tend to be charged lower fees. The Board noted that, with the exception of the Boston Trust Asset Management Fund, Walden Asset Management Fund, Boston Trust Equity Fund and Walden Equity Fund, each Fund has contractual advisory fees below the Peer Group average. The contractual advisory fees for the Boston Trust Asset Management Fund and Walden Asset Management Fund are well below 0.90% and 1.10%, the highest fees in the Lipper and Morningstar ranges, respectively. The contractual advisory fees charged by the Boston Trust Equity Fund and the Walden Equity Fund are well below 1.01%, and 1.49%, the highest fees in the appropriate Lipper and Morningstar ranges, respectively.

The Board noted that the Adviser has been operating under an Expense Limitation Agreement that requires the Adviser to waive fees and/ or reimburse expenses to the extent total operating expenses of any Fund (other than the Walden International Equity Fund) exceed 1.00%. The expense limit for the Walden International Equity Fund is 1.15%. The actual advisory fees charged by all of the Funds, except the Boston Trust Asset Management Fund and Boston Trust Equity Fund, are at or below the Peer Group average after expense waivers and/or reimbursements. The actual advisory fees for the Boston Trust Asset Management Fund and Boston Trust Equity Fund are slightly above the Peer Group average after expense waivers and/or reimbursements.

The Board noted that the expense ratios for all the Funds, other than the Boston Trust SMID Cap Fund, Walden Equity Fund, and Walden International Equity Fund, are equal to or lower than the industry average before and after expense waivers and/or reimbursements. The expense ratios for the Boston Trust SMID Cap Fund and Walden International Equity Fund are lower than the industry average after waivers and reimbursements, and the expense ratio for the Walden Equity Fund after waivers and/or reimbursements is 0.02% higher than the Peer Group. However, the Walden Equity Fund’s expense ratio is 0.50% lower than the highest expense ratio in the Peer Group before waivers and/or reimbursements and 0.60% lower than the highest expense ratio in the Peer Group after waivers and/or reimbursements. After considering the comparative data as described above, and the proposed renewal of the Expense Limitation Agreement, the Board concluded that the advisory fees and expense ratios were reasonable.

In reviewing the costs of the services to be provided and the profits to be realized by the Adviser, the Board reviewed the Adviser’s income statement for the six-months ending June 30, 2016 and the 12-months ending December 31, 2015, as well as the gross and net profit margins realized on each Fund. The Board considered that the Adviser is a wholly-owned subsidiary of Boston Trust and the payment of direct and indirect Trust expenses is governed by an Intercompany Services Agreement between the Adviser and Boston Trust. The Board considered that direct expenses are paid by the Adviser and indirect expenses are allocated between the Adviser and Boston Trust based on percentage of revenue. The Board reviewed a report comparing the Adviser’s EBITDA, operating and pre-tax margins to industry peers. The Board noted that the Adviser’s relationship with the Funds was profitable even though the Adviser is operating under an Expense Limitation Agreement with the Trust. The Board and the Adviser then discussed advisory fee breakpoints and whether and at what levels breakpoints would be appropriate.

The Board also discussed the custody and transfer agency fees earned by Boston Trust for services provided to the Funds. With respect to custody, the Board considered that fees earned by Boston Trust are largely passed through to the sub-custodian, with a small amount retained by Boston Trust to compensate it for monitoring and overseeing the sub-custodian, reporting and reconciling securities and cash movement and oversight of corporate actions and class action settlements. The Board noted that the transfer agency fees earned by Boston Trust reflect its service to the Funds’ direct shareholders and for oversight of the Trust’s intermediary relationships, including oversight and coordination of trading and settlement issues for all shareholders.

The Independent Trustees met in executive session with fund counsel. The Board determined that the Investment Advisory Agreement was fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to the Boston Trust and Walden Funds and the benefits received by the Adviser, and that renewal of the Investment Advisory Agreement would be in the best interests of the Funds.

Information about Trustees and Officers (Unaudited)	December 31, 2016

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are referred to as Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-282-8782 or by visiting www.btim.com.

					Other
				Number of Funds	Directorships
	Position(s)	Term of Office*		in Fund Complex	Held by Trustee
Name,	Held with	and Length of	Principal Occupation(s)	Overseen by	during the past
Date of Birth	the Funds	Time Served	During Past Five Years	Trustee	five years
INTERESTED TRUSTEES

Lucia B. Santini One Beacon Street 33rd Floor Boston, MA 02108 Year of Birth: 1958	Trustee and President	Since 2011	Managing Director, Boston Trust Investment Management, Inc., February 2001 to present.	11	None

Heidi Soumerai One Beacon Street 33rd Floor Boston, MA 02108 Year of Birth: 1957	Trustee	Since 2013	Managing Director and Director of ESG Research, Boston Trust & Investment Management Company, August 2004 to present; Research Analyst, Boston Trust & Investment Management, January 1985 to present.	11	None

INDEPENDENT TRUSTEES

Michael M. Van Buskirk Year of Birth: 1947	Trustee and Chairman of the Board	Since 1992	Retired since December 2013. President and Chief Executive Officer, Ohio Bankers League, May 1991 to December 2013.	11	Advisers
					Investment Trust

Diane E. Armstrong Year of Birth: 1964	Trustee	Since 2004	President, Armstrong Financial Services (financial planning firm), November 2012 to present; Managing Director of Financial Planning Services, WealthStone (financial planning firm), July 2008 to November 2012.	11	None

Elizabeth Elliott McGeveran Year of Birth: 1971	Trustee	Since 2016	Director, Impact Investing, The McKnight Foundation, September 2014 to present; Senior Vice President, Governance and Sustainable Investment, F&C Asset Management, October 1999 to April 2013.	11	None

OFFICERS WHO ARE NOT TRUSTEES

Jennifer Ellis One Beacon Street 33rd Floor Boston, MA 02108 Year of Birth: 1972	Treasurer	Since 2011	Director of Finance/Treasurer, Boston Trust & Investment Management Company, May 2011 to present; Finance Director, Bain Capital, June 2008 to May 2010.	N/A	N/A

Curtis Barnes Citi Fund Services 800 Boylston Street 24th Floor Boston, MA 02199 Year of Birth: 1953	Secretary	Since 2007	Senior Vice President, Citi Fund Services Ohio, Inc. (fund administrator), May 1995 to present.	N/A	N/A

Charles Booth 4400 Easton commons Suite 200 Columbus, OH 43219 Year of Birth: 1960	Chief Compliance Officer	Since 2015	Director, Citi Fund Services Ohio, Inc. (fund administrator), May 2007 to present.	N/A	N/A

* Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

Ms. Santini and Ms. Soumerai are considered “interested persons” of the Trust as defined in the 1940 Act due to their employment with Boston Trust Investment Management, Inc., the Funds’ Investment Adviser.

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Investment Adviser

Boston Trust Investment Management, Inc.

One Beacon Street

Boston, MA 02108

Custodian and Transfer Agent

Boston Trust & Investment Management Company

One Beacon Street

Boston, MA 02108

Administrator

Citi Fund Services Ohio, Inc.

4400 Easton Commons, Suite 200

Columbus, OH 43219

Distributor

BHIL Distributors, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

02/17

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Diane Armstrong, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	December 2016	March 2016	March 2015
(a) Audit Fees	$106,500	$98,500	$97,500

(b) Audit-Related Fees	$17,250	$17,250	$15,000

The fees for 2015 relate to the consent issuance in three Form 17f-2 filings filed with the Securities and Exchange Commission (“SEC”).

The fees for 2016 relate to the consent issuance in three Form 17f-2 filings filed with the SEC.

	December 2016	March 2016	March 2015
(c) Tax Fees	$27,500	$27,500	$25,000

Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

	December 2016	March 2016	March 2015
(d) All Other Fees	$0	$0	$0

(e)(1)                   The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)(2)                   For the fiscal years ended December 31, 2016, March 31, 2016 and 2015, 100% of all the fees in paragraph (b) through (d) were approved by the Audit Committee.

(f)            Not applicable.

(g)           For the fiscal year ended December 31, 2016, Cohen Fund Audit Services, Ltd. billed non-audit fees of $44,750.

For the fiscal year ended March 31, 2016, Cohen Fund Audit Services, Ltd. billed non-audit fees of $44,750.

For the fiscal year ended March 31, 2015, Cohen Fund Audit Services, Ltd. billed non-audit fees of $40,000.

(f)            Not applicable.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a) Included as part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Boston Trust & Walden Funds

By (Signature and Title)*	/s/ Lucia Santini, President

Date	February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lucia Santini, President

Date	February 22, 2017

By (Signature and Title)*	/s/ Jennifer Ellis, Treasurer

Date	February 22, 2017